UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert

VP S&P MidCap 400 Index Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP S&P MidCap 400 Index Portfolio

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, Calvert VP S&P MidCap 400 Index Portfolio (the Fund) seeks to replicate, as closely as possible, the holdings and match the performance of the S&P MidCap 400® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 25.82% for Class I shares at net asset value (NAV). By comparison, the Index returned 26.20% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.

During the period, mid-cap stocks trailed large-cap stocks, while slightly outperforming small-cap stocks. All market sectors within the Index had double-digit returns during the period, except for energy. Energy, among the smallest weights in the Index, had returns of 12.43% due to relatively low oil prices. Information technology and industrials had the strongest returns and, along with financials, held the greatest weights in the Index at year-end.

Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class I at NAV	05/03/1999	05/03/1999	25.82%	8.64%	12.23%
Class F at NAV	10/01/2007	05/03/1999	25.55	8.38	11.96

S&P MidCap 400® Index	—	—	26.20%	9.02%	12.71%

% Total Annual Operating Expense Ratios [4]				Class I	Class F

Gross				0.44%	0.64%
Net				0.33	0.53

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class F	$10,000	12/31/2009	$30,972	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Fund Profile

Sector Allocation (% of net assets) [5]

Financials	16.1%

Industrials	15.1

Information Technology	15.1

Consumer Discretionary	13.2

Real Estate	10.9

Health Care	9.4

Materials	5.9

Utilities	4.4

Consumer Staples	2.8

Energy	2.0

Communication Services	1.9

Exchange-Traded Funds	1.3

Total	98.1%

Top 10 Holdings (% of net assets) [5]

SPDR S&P MidCap 400 ETF Trust	1.3%

Teledyne Technologies, Inc.	0.7

Domino’s Pizza, Inc.	0.6

Tyler Technologies, Inc.	0.6

Alleghany Corp.	0.6

Teradyne, Inc.	0.6

West Pharmaceutical Services, Inc.	0.6

Medical Properties Trust, Inc.	0.6

Fair Isaac Corp.	0.6

Trimble, Inc.	0.5

Total	6.7%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P MidCap 400® Index is an unmanaged index of 400 U.S. mid-cap stocks. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

5

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,068.10	$1.72	**	0.33%
Class F	$1,000.00	$1,066.90	$2.76	**	0.53%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.54	$1.68	**	0.33%
Class F	$1,000.00	$1,022.53	$2.70	**	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments

Common Stocks — 96.8%
Security	Shares	Value

Aerospace & Defense — 1.4%

Axon Enterprise, Inc. (1)	16,749	$1,227,367

Curtiss-Wright Corp.	12,078	1,701,669

Mercury Systems, Inc. (1)	15,685	1,083,990

Teledyne Technologies, Inc. (1)	10,229	3,544,758

		$7,557,784

Air Freight & Logistics — 0.4%

XPO Logistics, Inc. (1)(2)	26,055	$2,076,583

Airlines — 0.3%

JetBlue Airways Corp. (1)	80,972	$1,515,796

Auto Components — 1.4%

Adient PLC (1)	24,610	$522,962

Dana, Inc.	40,679	740,358

Delphi Technologies PLC	24,622	315,900

Gentex Corp.	70,953	2,056,218

Goodyear Tire & Rubber Co. (The)	65,723	1,022,321

Lear Corp.	15,434	2,117,545

Visteon Corp. (1)	7,901	684,148

		$7,459,452

Automobiles — 0.2%

Thor Industries, Inc.	15,569	$1,156,621

Banks — 7.0%

Associated Banc-Corp.	44,692	$985,012

BancorpSouth Bank	27,012	848,447

Bank of Hawaii Corp. (2)	11,296	1,074,927

Bank OZK	34,168	1,042,295

Cathay General Bancorp	21,433	815,526

Commerce Bancshares, Inc.	29,089	1,976,307

Cullen/Frost Bankers, Inc. (2)	16,116	1,575,822

East West Bancorp, Inc.	41,139	2,003,469

F.N.B. Corp.	91,826	1,166,190

First Financial Bankshares, Inc.	38,387	1,347,384

First Horizon National Corp.	87,279	1,445,340

Fulton Financial Corp.	46,033	802,355

Hancock Whitney Corp.	24,462	1,073,393

Home BancShares, Inc.	44,022	865,472

International Bancshares Corp.	16,337	703,635

PacWest Bancorp	33,411	1,278,639

Pinnacle Financial Partners, Inc.	20,186	1,291,904

Security	Shares	Value

Banks (continued)

Prosperity Bancshares, Inc.	26,478	$1,903,503

Signature Bank	15,143	2,068,685

Sterling Bancorp	56,669	1,194,582

Synovus Financial Corp.	41,419	1,623,625

TCF Financial Corp.	43,027	2,013,664

Texas Capital Bancshares, Inc. (1)	14,218	807,156

Trustmark Corp.	18,203	628,185

UMB Financial Corp.	12,205	837,751

Umpqua Holdings Corp.	62,240	1,101,648

United Bankshares, Inc.	28,794	1,113,176

Valley National Bancorp	110,682	1,267,309

Webster Financial Corp.	26,049	1,389,975

Wintrust Financial Corp.	16,023	1,136,031

		$37,381,407

Beverages — 0.2%

Boston Beer Co., Inc. (The), Class A (1)(2)	2,597	$981,276

Biotechnology — 0.9%

Arrowhead Pharmaceuticals, Inc. (1)	28,077	$1,780,924

Exelixis, Inc. (1)	85,617	1,508,572

Ligand Pharmaceuticals, Inc. (1)	4,963	517,591

United Therapeutics Corp. (1)	12,394	1,091,663

		$4,898,750

Building Products — 1.2%

Lennox International, Inc.	9,835	$2,399,445

Owens Corning	30,512	1,986,941

Resideo Technologies, Inc. (1)	34,704	414,019

Trex Co., Inc. (1)(2)	16,514	1,484,278

		$6,284,683

Capital Markets — 2.6%

Affiliated Managers Group, Inc.	13,820	$1,171,107

Eaton Vance Corp. (3)	31,952	1,491,839

Evercore, Inc., Class A	10,963	819,594

FactSet Research Systems, Inc. (2)	10,643	2,855,517

Federated Investors, Inc., Class B	27,171	885,503

Interactive Brokers Group, Inc., Class A (2)	21,693	1,011,327

Janus Henderson Group PLC	43,646	1,067,145

Legg Mason, Inc.	23,048	827,653

SEI Investments Co.	35,400	2,317,992

Stifel Financial Corp.	19,177	1,163,085

		$13,610,762

7	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Chemicals — 2.4%

Ashland Global Holdings, Inc.	16,893	$1,292,821

Cabot Corp.	15,981	759,417

Chemours Co. (The) (2)	46,208	835,903

Ingevity Corp. (1)	11,831	1,033,793

Minerals Technologies, Inc.	9,911	571,171

NewMarket Corp.	2,087	1,015,367

Olin Corp.	44,784	772,524

PolyOne Corp.	21,728	799,373

RPM International, Inc.	36,372	2,791,915

Scotts Miracle-Gro Co. (The), Class A	11,137	1,182,527

Sensient Technologies Corp.	11,962	790,568

Valvoline, Inc.	53,192	1,138,841

		$12,984,220

Commercial Services & Supplies — 1.9%

Brink’s Co. (The)	14,132	$1,281,490

Clean Harbors, Inc. (1)	14,526	1,245,604

Deluxe Corp.	11,809	589,505

Healthcare Services Group, Inc.	20,948	509,455

Herman Miller, Inc.	16,692	695,222

HNI Corp.	12,119	453,978

KAR Auction Services, Inc. (2)	36,118	787,011

MSA Safety, Inc.	10,068	1,272,192

Stericycle, Inc. (1)(2)	25,765	1,644,065

Tetra Tech, Inc.	15,447	1,330,914

		$9,809,436

Communications Equipment — 1.1%

Ciena Corp. (1)	43,389	$1,852,276

InterDigital, Inc.	8,798	479,403

Lumentum Holdings, Inc. (1)	21,736	1,723,665

NetScout Systems, Inc. (1)	18,869	454,177

ViaSat, Inc. (1)	16,286	1,192,054

		$5,701,575

Construction & Engineering — 1.2%

AECOM (1)	44,059	$1,900,265

Dycom Industries, Inc. (1)	8,902	419,729

EMCOR Group, Inc.	15,867	1,369,322

Fluor Corp.	39,551	746,723

MasTec, Inc. (1)	17,040	1,093,286

Valmont Industries, Inc.	6,115	915,905

		$6,445,230

Security	Shares	Value

Construction Materials — 0.2%

Eagle Materials, Inc.	11,677	$1,058,637

Consumer Finance — 0.6%

FirstCash, Inc.	12,148	$979,493

Green Dot Corp., Class A (1)	13,480	314,084

Navient Corp.	54,556	746,326

SLM Corp.	118,409	1,055,024

		$3,094,927

Containers & Packaging — 1.0%

AptarGroup, Inc.	17,930	$2,073,067

Greif, Inc., Class A	7,422	328,052

O-I Glass, Inc.	43,651	520,756

Silgan Holdings, Inc.	21,997	683,667

Sonoco Products Co.	28,287	1,745,874

		$5,351,416

Distributors — 0.5%

Pool Corp.	11,284	$2,396,496

Diversified Consumer Services — 1.0%

Adtalem Global Education, Inc. (1)	15,524	$542,874

Graham Holdings Co., Class B	1,230	785,958

Grand Canyon Education, Inc. (1)	13,526	1,295,656

Service Corp. International	51,545	2,372,616

Weight Watchers International, Inc. (1)	13,130	501,697

		$5,498,801

Diversified Financial Services — 0.3%

Jefferies Financial Group, Inc.	71,240	$1,522,399

Electric Utilities — 1.5%

ALLETE, Inc.	14,601	$1,185,163

Hawaiian Electric Industries, Inc.	30,801	1,443,335

IDACORP, Inc.	14,245	1,521,366

OGE Energy Corp.	56,145	2,496,768

PNM Resources, Inc.	22,514	1,141,685

		$7,788,317

Electrical Equipment — 1.3%

Acuity Brands, Inc.	11,113	$1,533,594

EnerSys	12,008	898,559

Hubbell, Inc.	15,254	2,254,846

8	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Electrical Equipment (continued)

nVent Electric PLC	43,976	$1,124,906

Regal Beloit Corp.	11,483	983,060

		$6,794,965

Electronic Equipment, Instruments & Components — 3.6%

Arrow Electronics, Inc. (1)	22,845	$1,935,885

Avnet, Inc.	28,318	1,201,816

Belden, Inc.	10,920	600,600

Cognex Corp.	47,933	2,686,165

Coherent, Inc. (1)	6,779	1,127,687

II-VI, Inc. (1)	24,495	824,747

Jabil, Inc.	38,963	1,610,341

Littelfuse, Inc.	6,832	1,306,962

National Instruments Corp.	33,083	1,400,734

SYNNEX Corp.	11,549	1,487,511

Tech Data Corp. (1)	9,935	1,426,666

Trimble, Inc. (1)	69,877	2,913,172

Vishay Intertechnology, Inc.	37,408	796,416

		$19,318,702

Energy Equipment & Services — 0.5%

Apergy Corp. (1)	21,894	$739,579

Core Laboratories NV	12,539	472,344

Patterson-UTI Energy, Inc.	54,565	572,933

Transocean, Ltd. (1)(2)	162,611	1,118,764

		$2,903,620

Entertainment — 0.4%

Cinemark Holdings, Inc. (2)	30,133	$1,020,002

World Wrestling Entertainment, Inc., Class A (2)	13,448	872,372

		$1,892,374

Equity Real Estate Investment Trusts (REITs) — 10.4%

Alexander & Baldwin, Inc.	19,194	$402,306

American Campus Communities, Inc.	38,837	1,826,504

Brixmor Property Group, Inc.	84,187	1,819,281

Camden Property Trust	27,159	2,881,570

CoreCivic, Inc.	33,663	585,063

CoreSite Realty Corp.	10,570	1,185,108

Corporate Office Properties Trust	31,643	929,671

Cousins Properties, Inc.	41,483	1,709,100

CyrusOne, Inc.	31,750	2,077,403

Diversified Healthcare Trust	67,197	567,143

Douglas Emmett, Inc.	46,563	2,044,116

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

EastGroup Properties, Inc.	10,810	$1,434,163

EPR Properties	21,969	1,551,890

First Industrial Realty Trust, Inc.	35,752	1,484,066

GEO Group, Inc. (The)	34,272	569,258

Healthcare Realty Trust, Inc.	37,510	1,251,709

Highwoods Properties, Inc.	29,318	1,433,943

JBG SMITH Properties (2)	33,362	1,330,810

Kilroy Realty Corp.	27,355	2,295,085

Lamar Advertising Co., Class A	24,124	2,153,308

Liberty Property Trust	44,252	2,657,333

Life Storage, Inc.	13,186	1,427,780

Macerich Co. (The) (2)	30,905	831,963

Mack-Cali Realty Corp.	25,595	592,012

Medical Properties Trust, Inc.	145,130	3,063,694

National Retail Properties, Inc.	48,141	2,581,320

Omega Healthcare Investors, Inc.	61,209	2,592,201

Park Hotels & Resorts, Inc.	67,143	1,736,989

Pebblebrook Hotel Trust	36,924	989,932

PotlatchDeltic Corp. (2)	18,991	821,741

PS Business Parks, Inc.	5,660	933,164

Rayonier, Inc.	36,640	1,200,326

Sabra Health Care REIT, Inc.	54,329	1,159,381

Service Properties Trust	46,482	1,130,907

Spirit Realty Capital, Inc.	28,152	1,384,515

Tanger Factory Outlet Centers, Inc. (2)	26,440	389,461

Taubman Centers, Inc.	17,301	537,888

Urban Edge Properties	32,537	624,060

Weingarten Realty Investors	34,187	1,068,002

		$55,254,166

Food & Staples Retailing — 0.6%

BJ’s Wholesale Club Holdings, Inc. (1)(2)	34,461	$783,643

Casey’s General Stores, Inc.	10,393	1,652,383

Sprouts Farmers Market, Inc. (1)	33,385	646,000

		$3,082,026

Food Products — 1.7%

Flowers Foods, Inc.	54,424	$1,183,178

Hain Celestial Group, Inc. (The) (1)(2)	22,682	588,711

Ingredion, Inc.	18,861	1,753,130

Lancaster Colony Corp.	5,595	895,759

Pilgrim’s Pride Corp. (1)	14,804	484,313

Post Holdings, Inc. (1)	18,642	2,033,842

Sanderson Farms, Inc.	5,573	982,074

9	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Food Products (continued)

Tootsie Roll Industries, Inc.	4,768	$162,780

TreeHouse Foods, Inc. (1)	15,885	770,423

		$8,854,210

Gas Utilities — 1.6%

National Fuel Gas Co.	24,397	$1,135,436

New Jersey Resources Corp.	26,763	1,192,827

ONE Gas, Inc.	14,906	1,394,755

Southwest Gas Holdings, Inc.	15,355	1,166,519

Spire, Inc.	14,361	1,196,415

UGI Corp.	58,623	2,647,415

		$8,733,367

Health Care Equipment & Supplies — 3.3%

Avanos Medical, Inc. (1)	13,758	$463,645

Cantel Medical Corp. (2)	10,388	736,509

Globus Medical, Inc., Class A (1)	21,664	1,275,576

Haemonetics Corp. (1)	14,215	1,633,303

Hill-Rom Holdings, Inc.	18,725	2,125,849

ICU Medical, Inc. (1)	5,434	1,016,810

Integra LifeSciences Holdings Corp. (1)	20,066	1,169,446

LivaNova PLC (1)	13,678	1,031,732

Masimo Corp. (1)	13,760	2,174,906

NuVasive, Inc. (1)	14,711	1,137,749

Penumbra, Inc. (1)(2)	9,051	1,486,808

West Pharmaceutical Services, Inc.	20,845	3,133,629

		$17,385,962

Health Care Providers & Services — 2.3%

Acadia Healthcare Co., Inc. (1)	25,022	$831,231

Amedisys, Inc. (1)	9,098	1,518,638

Chemed Corp.	4,500	1,976,670

Encompass Health Corp.	27,655	1,915,662

HealthEquity, Inc. (1)	19,961	1,478,511

Mednax, Inc. (1)	23,803	661,485

Molina Healthcare, Inc. (1)	17,586	2,386,244

Patterson Cos., Inc. (2)	24,269	497,029

Tenet Healthcare Corp. (1)	29,250	1,112,378

		$12,377,848

Health Care Technology — 0.1%

Allscripts Healthcare Solutions, Inc. (1)	45,540	$446,975

Security	Shares	Value

Hotels, Restaurants & Leisure — 4.3%

Boyd Gaming Corp.	22,618	$677,183

Brinker International, Inc. (2)	10,599	445,158

Caesars Entertainment Corp. (1)	157,089	2,136,410

Cheesecake Factory, Inc. (The) (2)	11,606	451,009

Choice Hotels International, Inc. (2)	9,000	930,870

Churchill Downs, Inc.	9,943	1,364,180

Cracker Barrel Old Country Store, Inc. (2)	6,796	1,044,817

Domino’s Pizza, Inc.	11,472	3,370,244

Dunkin’ Brands Group, Inc.	23,380	1,766,125

Eldorado Resorts, Inc. (1)(2)	18,464	1,101,193

Jack in the Box, Inc.	6,684	521,553

Marriott Vacations Worldwide Corp.	10,495	1,351,336

Papa John’s International, Inc. (2)	6,199	391,467

Penn National Gaming, Inc. (1)	31,111	795,197

Scientific Games Corp., Class A (1)	15,275	409,064

Six Flags Entertainment Corp.	22,182	1,000,630

Texas Roadhouse, Inc.	18,485	1,041,075

Wendy’s Co. (The)	52,144	1,158,118

Wyndham Destinations, Inc.	25,440	1,314,994

Wyndham Hotels & Resorts, Inc.	26,692	1,676,525

		$22,947,148

Household Durables — 1.0%

Helen of Troy, Ltd. (1)	7,097	$1,275,969

KB Home	24,178	828,580

Tempur Sealy International, Inc. (1)	12,744	1,109,493

Toll Brothers, Inc.	36,517	1,442,787

TRI Pointe Group, Inc. (1)	39,053	608,446

		$5,265,275

Household Products — 0.2%

Energizer Holdings, Inc.	18,112	$909,585

Industrial Conglomerates — 0.5%

Carlisle Cos., Inc.	15,896	$2,572,609

Insurance — 5.0%

Alleghany Corp. (1)	4,037	$3,227,864

American Financial Group, Inc.	21,108	2,314,492

Brighthouse Financial, Inc. (1)	30,646	1,202,243

Brown & Brown, Inc.	65,589	2,589,454

CNO Financial Group, Inc.	42,391	768,549

First American Financial Corp.	31,685	1,847,869

Genworth Financial, Inc., Class A (1)	142,263	625,957

10	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Insurance (continued)

Hanover Insurance Group, Inc. (The)	11,049	$1,510,067

Kemper Corp.	17,700	1,371,750

Mercury General Corp.	7,667	373,613

Old Republic International Corp.	80,558	1,802,082

Primerica, Inc.	11,601	1,514,626

Reinsurance Group of America, Inc.	17,561	2,863,497

RenaissanceRe Holdings, Ltd.	12,386	2,427,904

RLI Corp.	11,230	1,010,925

Selective Insurance Group, Inc.	16,787	1,094,344

		$26,545,236

Interactive Media & Services — 0.3%

TripAdvisor, Inc.	29,470	$895,299

Yelp, Inc. (1)	18,269	636,309

		$1,531,608

Internet & Direct Marketing Retail — 0.5%

Etsy, Inc. (1)	33,234	$1,472,266

GrubHub, Inc. (1)(2)	25,821	1,255,934

		$2,728,200

IT Services — 2.4%

CACI International, Inc., Class A (1)	7,033	$1,758,180

CoreLogic, Inc. (1)	22,650	990,032

KBR, Inc.	40,011	1,220,336

LiveRamp Holdings, Inc. (1)	19,119	919,050

MAXIMUS, Inc.	18,036	1,341,698

Perspecta, Inc.	38,993	1,030,975

Sabre Corp.	77,355	1,735,846

Science Applications International Corp.	13,863	1,206,358

WEX, Inc. (1)	12,142	2,543,263

		$12,745,738

Leisure Products — 0.8%

Brunswick Corp.	22,880	$1,372,343

Mattel, Inc. (1)(2)	97,666	1,323,374

Polaris, Inc.	16,240	1,651,608

		$4,347,325

Life Sciences Tools & Services — 2.1%

Bio-Rad Laboratories, Inc., Class A (1)	6,077	$2,248,672

Bio-Techne Corp.	10,759	2,361,708

Charles River Laboratories International, Inc. (1)	13,795	2,107,324

PRA Health Sciences, Inc. (1)	17,749	1,972,802

Security	Shares	Value

Life Sciences Tools & Services (continued)

Repligen Corp. (1)	13,114	$1,213,045

Syneos Health, Inc. (1)	17,550	1,043,786

		$10,947,337

Machinery — 4.3%

AGCO Corp.	17,581	$1,358,132

Colfax Corp. (1)	23,614	859,077

Crane Co.	14,403	1,244,131

Donaldson Co., Inc.	35,498	2,045,395

Graco, Inc.	46,778	2,432,456

ITT, Inc.	24,598	1,818,038

Kennametal, Inc.	23,308	859,832

Lincoln Electric Holdings, Inc.	17,151	1,659,016

Nordson Corp.	14,351	2,336,917

Oshkosh Corp.	19,088	1,806,679

Terex Corp.	18,128	539,852

Timken Co. (The)	19,014	1,070,679

Toro Co. (The)	29,899	2,382,053

Trinity Industries, Inc.	27,528	609,745

Woodward, Inc.	15,908	1,884,144

		$22,906,146

Marine — 0.3%

Kirby Corp. (1)	16,938	$1,516,459

Media — 1.1%

AMC Networks, Inc., Class A (1)	12,482	$493,039

Cable One, Inc.	1,419	2,112,139

John Wiley & Sons, Inc., Class A	12,446	603,880

Meredith Corp.	11,326	367,755

New York Times Co. (The), Class A	40,626	1,306,939

TEGNA, Inc.	61,238	1,022,062

		$5,905,814

Metals & Mining — 1.9%

Allegheny Technologies, Inc. (1)(2)	35,636	$736,240

Carpenter Technology Corp.	13,472	670,636

Commercial Metals Co.	33,331	742,281

Compass Minerals International, Inc. (2)	9,577	583,814

Reliance Steel & Aluminum Co.	18,696	2,239,033

Royal Gold, Inc.	18,397	2,249,033

Steel Dynamics, Inc.	60,429	2,057,003

United States Steel Corp. (2)	48,261	550,658

Worthington Industries, Inc.	10,475	441,836

		$10,270,534

11	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Multi-Utilities — 0.8%

Black Hills Corp.	17,266	$1,356,072

MDU Resources Group, Inc.	56,264	1,671,603

NorthWestern Corp.	14,258	1,021,871

		$4,049,546

Multiline Retail — 0.2%

Dillard’s, Inc., Class A (2)	2,887	$212,137

Ollie’s Bargain Outlet Holdings, Inc. (1)(2)	15,463	1,009,888

		$1,222,025

Oil, Gas & Consumable Fuels — 1.5%

Antero Midstream Corp. (2)	84,530	$641,583

Chesapeake Energy Corp. (1)(2)	318,885	263,271

CNX Resources Corp. (1)	53,015	469,183

EQT Corp.	72,217	787,165

Equitrans Midstream Corp. (2)	57,668	770,445

Matador Resources Co. (1)(2)	30,192	542,550

Murphy Oil Corp. (2)	41,895	1,122,786

PBF Energy, Inc., Class A	28,805	903,613

World Fuel Services Corp.	18,480	802,402

WPX Energy, Inc. (1)	116,887	1,606,027

		$7,909,025

Paper & Forest Products — 0.3%

Domtar Corp.	15,849	$606,065

Louisiana-Pacific Corp.	32,943	977,419

		$1,583,484

Personal Products — 0.2%

Edgewell Personal Care Co. (1)	15,309	$473,967

Nu Skin Enterprises, Inc., Class A	15,700	643,386

		$1,117,353

Pharmaceuticals — 0.8%

Catalent, Inc. (1)	41,274	$2,323,726

Nektar Therapeutics (1)(2)	49,500	1,068,457

Prestige Consumer Healthcare, Inc. (1)	14,201	575,141

		$3,967,324

Professional Services — 0.9%

ASGN, Inc. (1)	14,952	$1,061,143

FTI Consulting, Inc. (1)	10,500	1,161,930

Insperity, Inc.	10,545	907,292

ManpowerGroup, Inc.	16,538	1,605,840

		$4,736,205

Security	Shares	Value

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc.	14,454	$2,516,297

Road & Rail — 0.8%

Avis Budget Group, Inc. (1)	15,944	$514,034

Knight-Swift Transportation Holdings, Inc.	34,701	1,243,684

Landstar System, Inc.	11,201	1,275,458

Ryder System, Inc.	15,075	818,723

Werner Enterprises, Inc.	12,607	458,769

		$4,310,668

Semiconductors & Semiconductor Equipment — 4.0%

Cabot Microelectronics Corp.	8,200	$1,183,424

Cirrus Logic, Inc. (1)	16,211	1,335,949

Cree, Inc. (1)	30,237	1,395,438

Cypress Semiconductor Corp.	103,585	2,416,638

First Solar, Inc. (1)(2)	21,449	1,200,286

MKS Instruments, Inc.	15,400	1,694,154

Monolithic Power Systems, Inc.	11,367	2,023,553

Semtech Corp. (1)	18,805	994,785

Silicon Laboratories, Inc. (1)	12,251	1,420,871

SolarEdge Technologies, Inc. (1)	13,570	1,290,371

Synaptics, Inc. (1)	9,302	611,793

Teradyne, Inc.	47,002	3,205,066

Universal Display Corp.	11,892	2,450,584

		$21,222,912

Software — 3.7%

ACI Worldwide, Inc. (1)	32,423	$1,228,345

Blackbaud, Inc.	13,899	1,106,360

CDK Global, Inc.	34,257	1,873,173

Ceridian HCM Holding, Inc. (1)(2)	28,179	1,912,791

Commvault Systems, Inc. (1)	11,753	524,654

Fair Isaac Corp. (1)	8,123	3,043,526

j2 Global, Inc.	13,135	1,230,881

LogMeIn, Inc.	13,692	1,173,952

Manhattan Associates, Inc. (1)	17,923	1,429,359

PTC, Inc. (1)	29,300	2,194,277

Teradata Corp. (1)	31,554	844,701

Tyler Technologies, Inc. (1)	10,971	3,291,519

		$19,853,538

Specialty Retail — 2.2%

Aaron’s, Inc.	18,835	$1,075,667

American Eagle Outfitters, Inc.	44,892	659,912

AutoNation, Inc. (1)	16,611	807,793

12	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Specialty Retail (continued)

Bed Bath & Beyond, Inc.	36,116	$624,807

Dick’s Sporting Goods, Inc. (2)	17,837	882,753

Five Below, Inc. (1)	15,734	2,011,749

Foot Locker, Inc.	30,022	1,170,558

Murphy USA, Inc. (1)	8,110	948,870

RH (1)	4,600	982,100

Sally Beauty Holdings, Inc. (1)(2)	32,627	595,443

Urban Outfitters, Inc. (1)(2)	19,951	554,039

Williams-Sonoma, Inc. (2)	21,768	1,598,642

		$11,912,333

Technology Hardware, Storage & Peripherals — 0.2%

NCR Corp. (1)	36,011	$1,266,147

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	12,382	$1,353,848

Columbia Sportswear Co.	8,144	815,947

Deckers Outdoor Corp. (1)	7,847	1,325,045

Skechers U.S.A., Inc., Class A (1)	37,805	1,632,798

		$5,127,638

Thrifts & Mortgage Finance — 0.6%

LendingTree, Inc. (1)(2)	2,197	$666,658

New York Community Bancorp, Inc.	132,101	1,587,854

Washington Federal, Inc.	21,974	805,347

		$3,059,859

Trading Companies & Distributors — 0.7%

GATX Corp.	9,845	$815,658

MSC Industrial Direct Co., Inc., Class A	12,722	998,295

NOW, Inc. (1)	31,682	356,106

Watsco, Inc.	9,218	1,660,623

		$3,830,682

Water Utilities — 0.5%

Aqua America, Inc.	60,539	$2,841,701

Wireless Telecommunication Services — 0.1%

Telephone & Data Systems, Inc.	27,489	$699,045

Total Common Stocks (identified cost $397,780,184)		$513,983,579

Exchange-Traded Funds — 1.3%
Security	Shares	Value

SPDR S&P MidCap 400 ETF Trust (2)	18,000	$6,756,840

Total Exchange-Traded Funds (identified cost $6,223,795)		$6,756,840

Short-Term Investments — 1.1%
U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 2/27/20 (4)	$1,000	$997,659

Total U.S. Treasury Obligations (identified cost $996,431)		$997,659

Securities Lending Collateral — 0.9%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (5)	5,174,093	$5,174,093

Total Securities Lending Collateral (identified cost $5,174,093)		$5,174,093

Total Short-Term Investments (identified cost $6,170,524)		$6,171,752

Total Investments (identified cost $410,174,503) — 99.2%		$526,912,171

Other Assets, Less Liabilities — 0.8%		$4,134,174

Net Assets — 100.0%		$531,046,345

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $42,777,256.

(3)	Represents an investment in an affiliate effective December 31, 2016 due to the issuer’s affiliation with the Fund’s investment adviser.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

(5)	Represents investment of cash collateral received in connection with securities lending.

13	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini S&P MidCap 400 Index	51	Long	3/20/20	$10,530,480	$55,225

14	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $409,102,873) - including $42,777,256 of securities on loan	$525,420,332

Investments in securities of affiliated issuers, at value (identified cost $1,071,630)	1,491,839

Receivable for variation margin on open futures contracts	9,690

Cash	11,063,845

Receivable for capital shares sold	93,364

Dividends receivable	604,888

Securities lending income receivable	9,082

Receivable from affiliate	54,708

Directors’ deferred compensation plan	101,761

Other assets	27,620

Total assets	$538,877,129

Liabilities

Payable for investments purchased	$1,732,926

Payable for capital shares redeemed	346,508

Deposits for securities loaned	5,174,093

Payable to affiliates:

Investment advisory fee	89,106

Administrative fee	53,464

Distribution and service fees	49,792

Sub-transfer agency fee	142

Directors’ deferred compensation plan	101,761

Accrued expenses	282,992

Total liabilities	$7,830,784

Net Assets	$531,046,345

Sources of Net Assets

Paid-in capital	$389,795,840

Distributable earnings	141,250,505

Total	$531,046,345

Class I

Net Assets	$233,933,015

Shares Outstanding	2,093,591

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$111.74

Class F

Net Assets	$297,113,330

Shares Outstanding	2,644,479

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$112.35

15	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income (net of foreign taxes withheld of $4,283)	$8,812,776

Dividend income - affiliated issuers	47,378

Interest income	119,024

Securities lending income, net	96,429

Total investment income	$9,075,607

Expenses

Investment advisory fee	$1,008,918

Administrative fee	605,351

Distribution and service fees:

Class F	558,083

Directors’ fees and expenses	29,957

Custodian fees	26,005

Transfer agency fees and expenses	189,581

Accounting fees	114,660

Professional fees	53,732

Reports to shareholders	67,446

Miscellaneous	93,987

Total expenses	$2,747,720

Waiver and/or reimbursement of expenses by affiliate	$(517,652)

Reimbursement of expenses - other	(11,442)

Net expenses	$2,218,626

Net investment income	$6,856,981

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities - unaffiliated issuers	$15,402,815

Investment securities - affiliated issuers	2,404

Futures contracts	1,718,980

Net realized gain	$17,124,199

Change in unrealized appreciation (depreciation):

Investment securities - unaffiliated issuers	$88,267,353

Investment securities - affiliated issuers	384,538

Futures contracts	119,530

Net change in unrealized appreciation (depreciation)	$88,771,421

Net realized and unrealized gain	$105,895,620

Net increase in net assets resulting from operations	$112,752,601

16	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$6,856,981	$6,518,422

Net realized gain	17,124,199	35,010,240

Net change in unrealized appreciation (depreciation)	88,771,421	(98,726,336)

Net increase (decrease) in net assets from operations	$112,752,601	$(57,197,674)

Distributions to shareholders:

Class I	$(18,345,023)	$(17,139,326)

Class F	(22,802,015)	(20,564,765)

Total distributions to shareholders	$(41,147,038)	$(37,704,091)

Capital share transactions:

Class I	$(868,512)	$(11,340,005)

Class F	11,902,788	3,819,388

Net increase (decrease) in net assets from capital share transactions	$11,034,276	$(7,520,617)

Net increase (decrease) in net assets	$82,639,839	$(102,422,382)

Net Assets

At beginning of year	$448,406,506	$550,828,888

At end of year	$531,046,345	$448,406,506

17	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Financial Highlights

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$97.01	$117.50	$106.11	$91.52	$95.73

Income (Loss) From Operations

Net investment income (1)	$1.63	$1.58	$1.44	$1.12	$1.02

Net realized and unrealized gain (loss)	22.45	(13.43)	15.18	17.43	(3.56)

Total income (loss) from operations	$24.08	$(11.85)	$16.62	$18.55	$(2.54)

Less Distributions

From net investment income	$(1.34)	$(1.40)	$(0.81)	$(0.44)	$(0.09)

From net realized gain	(8.01)	(7.24)	(4.42)	(3.52)	(1.58)

Total distributions	$(9.35)	$(8.64)	$(5.23)	$(3.96)	$(1.67)

Net asset value — End of year	$111.74	$97.01	$117.50	$106.11	$91.52

Total Return (2)	25.82%	(11.33)%	15.88%	20.27%	(2.68)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$233,933	$202,330	$256,043	$246,310	$222,462

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.43%	0.44%	0.43%	0.54%	0.54%

Net expenses	0.32%	0.30%	0.30%	0.41%	0.54%

Net investment income	1.48%	1.35%	1.29%	1.15%	1.05%

Portfolio Turnover	15%	14%	16%	20%	13%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

18	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Financial Highlights — continued

	Class F

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$97.71	$118.58	$107.30	$92.83	$97.20

Income (Loss) From Operations

Net investment income (1)	$1.40	$1.31	$1.18	$1.14	$0.85

Net realized and unrealized gain (loss)	22.59	(13.54)	15.33	17.40	(3.64)

Total income (loss) from operations	$23.99	$(12.23)	$16.51	$18.54	$(2.79)

Less Distributions

From net investment income	$(1.34)	$(1.40)	$(0.81)	$(0.55)	$—

From net realized gain	(8.01)	(7.24)	(4.42)	(3.52)	(1.58)

Total distributions	$(9.35)	$(8.64)	$(5.23)	$(4.07)	$(1.58)

Net asset value — End of year	$112.35	$97.71	$118.58	$107.30	$92.83

Total Return (2)	25.55%	(11.57)%	15.63%	19.96%	(2.90)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$297,113	$246,076	$294,786	$261,005	$13,051

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.63%	0.64%	0.64%	0.79%	0.77%

Net expenses	0.54%	0.55%	0.55%	0.66%	0.77%

Net investment income	1.26%	1.11%	1.05%	1.10%	0.86%

Portfolio Turnover	15%	14%	16%	20%	13%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

19	See Notes to Financial Statements.

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Notes to Financial Statements

1 Significant Accounting Policies

Calvert VP S&P MidCap 400 Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.

Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued on the basis of valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

20

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$513,983,579	(1)	$—	$—	$513,983,579

Exchange-Traded Funds	6,756,840		—	—	6,756,840

Short-Term Investments —

U.S. Treasury Obligations	—		997,659	—	997,659

Securities Lending Collateral	5,174,093		—	—	5,174,093

Total Investments	$525,914,512		$997,659	$—	$526,912,171

Futures Contracts	$55,225		$—	$—	$55,225

Total	$525,969,737		$997,659	$—	$526,967,396

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

C  Share Class Accounting — Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.

D  Foreign Currency Transactions — The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

F  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

21

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

G  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.20% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $1,008,918.

Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.33% and 0.53% (0.30% and 0.55% prior to May 1, 2019) for Class I and Class F, respectively, of such class’ average daiy net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $517,652.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $605,351.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $558,083 for Class F shares.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $551 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $11,442, which are included in miscellaneous expense and reimbursement of expenses - other, respectively, on the Statement of Operations.

22

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $186,706 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $74,826,226 and $97,591,214, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$8,005,851	$11,891,912

Long-term capital gains	$33,141,187	$25,812,179

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,104,752

Undistributed long-term capital gains	$17,915,406

Net unrealized appreciation	$117,230,347

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$409,681,824

Gross unrealized appreciation	$146,299,530

Gross unrealized depreciation	(29,069,183)

Net unrealized appreciation	$117,230,347

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$55,225	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

23

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$1,718,980	$119,530

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2019 was approximately $8,796,000.

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $42,777,256 and the total value of collateral received was $43,603,027, comprised of cash of $5,174,093 and U.S. government and/or agencies securities of $38,428,934.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$42,329,618	$—	$—	$—	$42,329,618

Exchange-Traded Funds	1,273,409	—	—	—	1,273,409

Total	$43,603,027	$—	$—	$—	$43,603,027

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

24

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Affiliated Companies

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At December 31, 2019, the value of the Fund’s investment in affiliated companies was $1,491,839, which represents 0.28% of the Fund’s net assets. Transactions in affiliated companies by the Fund for the year ended December 31, 2019 were as follows:

Name of Affiliated Company	Value, beginning of period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change In Unrealized Appreciation (Depreciation)	Value, end of period	Dividend Income	Capital Gain Distributions Received	Shares, end of period

Eaton Vance Corp.	$1,204,809	$—	$(99,912)	$2,404	$384,538	$1,491,839	$47,378	$—	31,952

10  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class. Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class I

Shares sold	87,377	$9,530,108	111,777	$12,820,442

Reinvestment of distributions	181,418	18,345,023	146,678	17,139,326

Shares redeemed	(260,862)	(28,743,643)	(351,907)	(41,299,773)

Net increase (decrease)	7,933	$(868,512)	(93,452)	$(11,340,005)

Class F

Shares sold	93,788	$10,401,238	57,086	$6,760,577

Reinvestment of distributions	224,165	22,802,015	174,618	20,564,765

Shares redeemed	(192,009)	(21,300,465)	(199,149)	(23,505,954)

Net increase	125,944	$11,902,788	32,555	$3,819,388

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 23.1% and 52.4%, respectively, of the value of the outstanding shares of the Fund.

25

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP S&P MidCap 400 Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

26

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 69.60% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $17,915,525 or, if subsequently determined to be different, the net capital gain of such year.

27

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Management and Organization

Fund Management.  The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

28

Calvert

VP S&P MidCap 400 Index Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

29

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Adviser

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24223    12.31.19

Calvert

VP S&P 500 Index Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP S&P 500 Index Portfolio

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, Calvert VP S&P 500 Index Portfolio (the Fund) seeks to replicate, as closely as possible, the holdings and match the performance of the S&P 500® Index (the Index). The Funds seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 31.16% at net asset value (NAV). By comparison, the Index returned 31.49% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.

Large-cap stocks outperformed mid-cap stocks and small-cap stocks during the period. All market sectors within the Index had positive, double-digit returns during the period, with information technology (IT), communication services, and financials outperforming other sectors. IT, health care, and financials had the largest weights in the Index at year-end. Energy, one of the smallest sectors in the Index, was the weakest performer.

Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns [2,3]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Fund at NAV	12/29/1995	12/29/1995	31.16%	11.32%	13.15%

S&P 500® Index	—	—	31.49%	11.69%	13.55%

% Total Annual Operating Expense Ratios [4]

Gross					0.39%
Net					0.28

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Fund Profile

Sector Allocation (% of net assets) [5]

Information Technology	22.8%

Health Care	13.9

Financials	12.7

Communication Services	10.2

Consumer Discretionary	9.6

Industrials	8.9

Consumer Staples	7.1

Energy	4.3

Utilities	3.2

Real Estate	2.9

Materials	2.6

Exchange-Traded Funds	0.3

Total	98.5%

Top 10 Holdings (% of net assets) [5]

Apple, Inc.	4.5%

Microsoft Corp.	4.4

Amazon.com, Inc.	2.8

Facebook, Inc., Class A	1.8

Berkshire Hathaway, Inc., Class B	1.6

JPMorgan Chase & Co.	1.6

Alphabet, Inc., Class A	1.5

Alphabet, Inc., Class C	1.5

Johnson & Johnson	1.4

Visa, Inc., Class A	1.2

Total	22.3%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

5

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
	$1,000.00	$1,107.70	$1.49	**	0.28%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.79	$1.43	**	0.28%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments

Common Stocks — 98.2%
Security	Shares	Value

Aerospace & Defense — 2.4%

Arconic, Inc.	6,525	$200,774

Boeing Co. (The)	8,969	2,921,741

General Dynamics Corp.	3,941	694,995

Huntington Ingalls Industries, Inc.	721	180,885

L3Harris Technologies, Inc.	3,760	743,991

Lockheed Martin Corp.	4,179	1,627,219

Northrop Grumman Corp.	2,650	911,521

Raytheon Co.	4,646	1,020,912

Textron, Inc.	4,073	181,656

TransDigm Group, Inc.	854	478,240

United Technologies Corp.	13,642	2,043,026

		$11,004,960

Air Freight & Logistics — 0.5%

C.H. Robinson Worldwide, Inc.	2,280	$178,296

Expeditors International of Washington, Inc.	2,876	224,386

FedEx Corp.	4,071	615,576

United Parcel Service, Inc., Class B	11,692	1,368,665

		$2,386,923

Airlines — 0.4%

Alaska Air Group, Inc.	2,098	$142,139

American Airlines Group, Inc. (1)	6,936	198,924

Delta Air Lines, Inc.	9,747	570,005

Southwest Airlines Co.	7,903	426,604

United Airlines Holdings, Inc. (2)	3,631	319,855

		$1,657,527

Auto Components — 0.1%

Aptiv PLC	4,315	$409,796

BorgWarner, Inc.	3,767	163,412

		$573,208

Automobiles — 0.3%

Ford Motor Co.	64,973	$604,249

General Motors Co.	21,163	774,566

Harley-Davidson, Inc. (1)	2,871	106,772

		$1,485,587

Banks — 5.5%

Bank of America Corp.	136,305	$4,800,662

Citigroup, Inc.	36,637	2,926,930

Security	Shares	Value

Banks (continued)

Citizens Financial Group, Inc.	7,531	$305,834

Comerica, Inc.	2,405	172,559

Fifth Third Bancorp	11,841	363,992

First Republic Bank	2,900	340,605

Huntington Bancshares, Inc.	18,167	273,958

JPMorgan Chase & Co.	52,741	7,352,095

KeyCorp	17,124	346,590

M&T Bank Corp.	2,202	373,790

People’s United Financial, Inc.	7,516	127,020

PNC Financial Services Group, Inc. (The)	7,311	1,167,055

Regions Financial Corp.	16,095	276,190

SVB Financial Group (2)	868	217,903

Truist Financial Corp.	22,589	1,272,213

U.S. Bancorp	23,715	1,406,062

Wells Fargo & Co.	64,570	3,473,866

Zions BanCorp NA (1)	3,101	161,004

		$25,358,328

Beverages — 1.8%

Brown-Forman Corp., Class B	3,068	$207,397

Coca-Cola Co. (The)	64,693	3,580,757

Constellation Brands, Inc., Class A	2,817	534,526

Molson Coors Brewing Co., Class B	3,257	175,552

Monster Beverage Corp. (2)	6,516	414,092

PepsiCo, Inc.	23,509	3,212,975

		$8,125,299

Biotechnology — 2.0%

AbbVie, Inc.	24,867	$2,201,724

Alexion Pharmaceuticals, Inc. (2)	3,808	411,835

Amgen, Inc.	9,991	2,408,530

Biogen, Inc. (2)	3,011	893,454

Gilead Sciences, Inc.	21,109	1,371,663

Incyte Corp. (2)	3,114	271,914

Regeneron Pharmaceuticals, Inc. (2)	1,360	510,653

Vertex Pharmaceuticals, Inc. (2)	4,350	952,433

		$9,022,206

Building Products — 0.3%

A.O. Smith Corp.	2,397	$114,193

Allegion PLC	1,639	204,121

Fortune Brands Home & Security, Inc.	2,381	155,575

Johnson Controls International PLC	12,871	523,978

Masco Corp.	4,986	239,278

		$1,237,145

7	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Capital Markets — 2.6%

Ameriprise Financial, Inc.	2,114	$352,150

Bank of New York Mellon Corp. (The)	14,002	704,721

BlackRock, Inc.	1,979	994,843

Cboe Global Markets, Inc.	1,973	236,760

Charles Schwab Corp. (The)	19,076	907,255

CME Group, Inc.	5,979	1,200,105

E*Trade Financial Corp.	4,039	183,249

Franklin Resources, Inc.	5,128	133,225

Goldman Sachs Group, Inc. (The)	5,317	1,222,538

Intercontinental Exchange, Inc.	9,291	859,882

Invesco, Ltd.	6,891	123,900

MarketAxess Holdings, Inc.	660	250,213

Moody’s Corp.	2,709	643,144

Morgan Stanley	20,525	1,049,238

MSCI, Inc.	1,438	371,263

Nasdaq, Inc.	2,032	217,627

Northern Trust Corp.	3,620	384,589

Raymond James Financial, Inc.	2,081	186,166

S&P Global, Inc.	4,078	1,113,498

State Street Corp.	6,067	479,900

T. Rowe Price Group, Inc.	3,968	483,461

		$12,097,727

Chemicals — 1.9%

Air Products & Chemicals, Inc.	3,739	$878,628

Albemarle Corp. (1)	1,914	139,799

Celanese Corp.	2,084	256,582

CF Industries Holdings, Inc.	3,840	183,322

Corteva, Inc.	12,487	369,116

Dow, Inc.	12,372	677,119

DuPont de Nemours, Inc.	12,361	793,576

Eastman Chemical Co.	2,269	179,841

Ecolab, Inc.	4,217	813,839

FMC Corp.	2,197	219,304

International Flavors & Fragrances, Inc. (1)	1,758	226,817

Linde PLC	9,032	1,922,913

LyondellBasell Industries NV, Class A	4,348	410,799

Mosaic Co. (The)	6,258	135,423

PPG Industries, Inc.	3,945	526,618

Sherwin-Williams Co. (The)	1,380	805,285

		$8,538,981

Commercial Services & Supplies — 0.4%

Cintas Corp.	1,439	$387,206

Copart, Inc. (2)	3,424	311,379

Security	Shares	Value

Commercial Services & Supplies (continued)

Republic Services, Inc.	3,659	$327,956

Rollins, Inc.	2,503	82,999

Waste Management, Inc.	6,636	756,239

		$1,865,779

Communications Equipment — 0.9%

Arista Networks, Inc. (2)	898	$182,653

Cisco Systems, Inc.	71,183	3,413,937

F5 Networks, Inc. (2)	1,073	149,845

Juniper Networks, Inc.	5,981	147,312

Motorola Solutions, Inc.	2,844	458,282

		$4,352,029

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	2,284	$205,172

Quanta Services, Inc.	2,533	103,118

		$308,290

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	1,052	$294,181

Vulcan Materials Co.	2,228	320,810

		$614,991

Consumer Finance — 0.7%

American Express Co.	11,196	$1,393,790

Capital One Financial Corp.	7,771	799,714

Discover Financial Services	5,230	443,608

Synchrony Financial	10,281	370,219

		$3,007,331

Containers & Packaging — 0.4%

Amcor PLC	28,388	$307,726

Avery Dennison Corp.	1,505	196,884

Ball Corp.	5,685	367,649

International Paper Co.	6,543	301,305

Packaging Corp. of America	1,640	183,664

Sealed Air Corp.	2,811	111,962

WestRock Co.	4,502	193,181

		$1,662,371

Distributors — 0.1%

Genuine Parts Co.	2,424	$257,502

LKQ Corp. (2)	5,333	190,388

		$447,890

8	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Diversified Consumer Services — 0.0% (3)

H&R Block, Inc. (1)	3,453	$81,076

Diversified Financial Services — 1.6%

Berkshire Hathaway, Inc., Class B (2)	32,891	$7,449,811

Diversified Telecommunication Services — 2.0%

AT&T, Inc.	122,994	$4,806,605

CenturyLink, Inc.	17,457	230,607

Verizon Communications, Inc.	69,634	4,275,528

		$9,312,740

Electric Utilities — 2.0%

Alliant Energy Corp.	4,129	$225,939

American Electric Power Co., Inc.	8,380	791,994

Duke Energy Corp.	12,164	1,109,478

Edison International	6,062	457,135

Entergy Corp.	3,381	405,044

Evergy, Inc.	3,803	247,537

Eversource Energy	5,501	467,970

Exelon Corp.	16,490	751,779

FirstEnergy Corp.	9,188	446,537

NextEra Energy, Inc.	8,219	1,990,313

Pinnacle West Capital Corp.	1,946	175,004

PPL Corp.	12,258	439,817

Southern Co. (The)	17,677	1,126,025

Xcel Energy, Inc.	8,924	566,585

		$9,201,157

Electrical Equipment — 0.5%

AMETEK, Inc.	3,870	$385,994

Eaton Corp. PLC	6,898	653,378

Emerson Electric Co.	10,164	775,107

Rockwell Automation, Inc.	1,971	399,463

		$2,213,942

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	5,074	$549,159

CDW Corp.	2,439	348,387

Corning, Inc.	12,833	373,568

FLIR Systems, Inc.	2,498	130,071

IPG Photonics Corp. (2)	616	89,271

Keysight Technologies, Inc. (2)	3,258	334,368

TE Connectivity, Ltd.	5,721	548,301

Zebra Technologies Corp., Class A (2)	900	229,896

		$2,603,021

Security	Shares	Value

Energy Equipment & Services — 0.4%

Baker Hughes Co.	11,232	$287,876

Halliburton Co.	14,843	363,208

Helmerich & Payne, Inc.	1,982	90,042

National Oilwell Varco, Inc.	6,752	169,138

Schlumberger, Ltd.	23,099	928,580

TechnipFMC PLC	7,315	156,834

		$1,995,678

Entertainment — 1.8%

Activision Blizzard, Inc.	13,010	$773,054

Electronic Arts, Inc. (2)	4,872	523,789

Live Nation Entertainment, Inc. (2)	2,351	168,026

Netflix, Inc. (2)	7,369	2,384,387

Take-Two Interactive Software, Inc. (2)	2,009	245,962

Walt Disney Co. (The)	30,346	4,388,942

		$8,484,160

Equity Real Estate Investment Trusts (REITs) — 2.8%

Alexandria Real Estate Equities, Inc.	1,918	$309,910

American Tower Corp.	7,457	1,713,768

Apartment Investment & Management Co., Class A	2,585	133,515

AvalonBay Communities, Inc.	2,330	488,601

Boston Properties, Inc.	2,421	333,759

Crown Castle International Corp.	6,937	986,095

Digital Realty Trust, Inc.	3,607	431,902

Duke Realty Corp.	6,243	216,445

Equinix, Inc.	1,446	844,030

Equity Residential	5,872	475,162

Essex Property Trust, Inc.	1,116	335,760

Extra Space Storage, Inc.	2,232	235,744

Federal Realty Investment Trust	1,272	163,745

Healthpeak Properties, Inc.	8,291	285,791

Host Hotels & Resorts, Inc.	11,966	221,969

Iron Mountain, Inc. (1)	4,836	154,123

Kimco Realty Corp. (1)	7,168	148,449

Mid-America Apartment Communities, Inc.	1,976	260,555

Prologis, Inc.	10,541	939,625

Public Storage	2,549	542,835

Realty Income Corp.	5,445	400,915

Regency Centers Corp.	2,902	183,087

SBA Communications Corp.	1,923	463,424

Simon Property Group, Inc.	5,120	762,675

SL Green Realty Corp.	1,360	124,957

UDR, Inc.	4,724	220,611

Ventas, Inc.	6,416	370,460

9	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Vornado Realty Trust	2,668	$177,422

Welltower, Inc.	6,877	562,401

Weyerhaeuser Co.	12,433	375,477

		$12,863,212

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	7,428	$2,183,238

Kroger Co. (The)	13,455	390,060

Sysco Corp.	8,649	739,836

Walgreens Boots Alliance, Inc.	12,510	737,590

Walmart, Inc.	23,860	2,835,522

		$6,886,246

Food Products — 1.1%

Archer-Daniels-Midland Co.	9,288	$430,499

Campbell Soup Co. (1)	2,841	140,402

Conagra Brands, Inc.	8,545	292,581

General Mills, Inc.	10,356	554,667

Hershey Co. (The)	2,511	369,067

Hormel Foods Corp. (1)	4,798	216,438

JM Smucker Co. (The)	2,007	208,989

Kellogg Co.	4,222	291,994

Kraft Heinz Co. (The)	10,391	333,863

Lamb Weston Holdings, Inc.	2,542	218,688

McCormick & Co., Inc.	2,140	363,222

Mondelez International, Inc., Class A	24,024	1,323,242

Tyson Foods, Inc., Class A	5,007	455,837

		$5,199,489

Gas Utilities — 0.1%

Atmos Energy Corp.	2,095	$234,347

Health Care Equipment & Supplies — 3.5%

Abbott Laboratories	29,719	$2,581,392

ABIOMED, Inc. (2)	800	136,472

Align Technology, Inc. (2)	1,197	334,011

Baxter International, Inc.	8,605	719,550

Becton, Dickinson and Co.	4,513	1,227,401

Boston Scientific Corp. (2)	23,256	1,051,636

Cooper Cos., Inc. (The)	867	278,559

Danaher Corp.	10,763	1,651,905

DENTSPLY SIRONA, Inc.	3,924	222,059

Edwards Lifesciences Corp. (2)	3,503	817,215

Hologic, Inc. (2)	4,502	235,049

IDEXX Laboratories, Inc. (2)	1,431	373,677

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Intuitive Surgical, Inc. (2)	1,928	$1,139,737

Medtronic PLC	22,539	2,557,050

ResMed, Inc.	2,399	371,773

STERIS PLC	1,415	215,674

Stryker Corp.	5,372	1,127,798

Teleflex, Inc.	800	301,152

Varian Medical Systems, Inc. (2)	1,616	229,488

Zimmer Biomet Holdings, Inc.	3,432	513,702

		$16,085,300

Health Care Providers & Services — 2.8%

AmerisourceBergen Corp., Class A	2,641	$224,538

Anthem, Inc.	4,231	1,277,889

Cardinal Health, Inc.	5,022	254,013

Centene Corp. (2)	6,904	434,054

Cigna Corp.	6,231	1,274,177

CVS Health Corp.	21,904	1,627,248

DaVita, Inc. (2)	1,560	117,047

HCA Healthcare, Inc.	4,414	652,433

Henry Schein, Inc. (2)	2,448	163,331

Humana, Inc.	2,210	810,009

Laboratory Corp. of America Holdings (2)	1,620	274,055

McKesson Corp.	3,115	430,867

Quest Diagnostics, Inc.	2,268	242,200

UnitedHealth Group, Inc.	15,951	4,689,275

Universal Health Services, Inc., Class B	1,408	201,992

WellCare Health Plans, Inc. (2)	882	291,245

		$12,964,373

Health Care Technology — 0.1%

Cerner Corp.	5,241	$384,637

Hotels, Restaurants & Leisure — 1.8%

Carnival Corp.	6,800	$345,644

Chipotle Mexican Grill, Inc. (2)	434	363,306

Darden Restaurants, Inc.	2,069	225,542

Hilton Worldwide Holdings, Inc.	4,708	522,164

Las Vegas Sands Corp.	5,600	386,624

Marriott International, Inc., Class A	4,528	685,675

McDonald’s Corp.	12,663	2,502,335

MGM Resorts International	8,667	288,351

Norwegian Cruise Line Holdings, Ltd. (2)	3,550	207,356

Royal Caribbean Cruises, Ltd.	2,920	389,849

Starbucks Corp.	19,884	1,748,201

Wynn Resorts, Ltd.	1,681	233,441

10	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)

Yum! Brands, Inc.	5,047	$508,384

		$8,406,872

Household Durables — 0.4%

D.R. Horton, Inc.	5,669	$299,040

Garmin, Ltd.	2,435	237,558

Leggett & Platt, Inc. (1)	2,459	124,991

Lennar Corp., Class A	4,848	270,470

Mohawk Industries, Inc. (2)	1,067	145,517

Newell Brands, Inc.	6,971	133,983

NVR, Inc. (2)	60	228,505

PulteGroup, Inc.	4,425	171,690

Whirlpool Corp. (1)	1,100	162,283

		$1,774,037

Household Products — 1.7%

Church & Dwight Co., Inc.	4,095	$288,042

Clorox Co. (The)	2,163	332,107

Colgate-Palmolive Co.	14,300	984,412

Kimberly-Clark Corp.	5,720	786,786

Procter & Gamble Co. (The)	41,988	5,244,301

		$7,635,648

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. (The)	11,494	$228,731

NRG Energy, Inc.	4,351	172,952

		$401,683

Industrial Conglomerates — 1.3%

3M Co.	9,682	$1,708,099

General Electric Co.	147,046	1,641,033

Honeywell International, Inc.	12,015	2,126,655

Roper Technologies, Inc.	1,764	624,862

		$6,100,649

Insurance — 2.3%

Aflac, Inc.	12,247	$647,866

Allstate Corp. (The)	5,405	607,792

American International Group, Inc.	14,772	758,247

Aon PLC	3,973	827,536

Arthur J. Gallagher & Co.	3,223	306,926

Assurant, Inc.	1,106	144,975

Chubb, Ltd.	7,562	1,177,101

Cincinnati Financial Corp.	2,630	276,545

Security	Shares	Value

Insurance (continued)

Everest Re Group, Ltd.	708	$196,003

Globe Life, Inc.	1,760	185,240

Hartford Financial Services Group, Inc. (The)	6,090	370,089

Lincoln National Corp.	3,545	209,190

Loews Corp.	4,380	229,906

Marsh & McLennan Cos., Inc.	8,528	950,105

MetLife, Inc.	13,043	664,802

Principal Financial Group, Inc.	4,492	247,060

Progressive Corp. (The)	9,918	717,964

Prudential Financial, Inc.	6,707	628,714

Travelers Cos., Inc. (The)	4,307	589,844

Unum Group	3,725	108,621

Willis Towers Watson PLC	2,195	443,258

WR Berkley Corp.	2,400	165,840

		$10,453,624

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A (2)	5,038	$6,747,847

Alphabet, Inc., Class C (2)	5,033	6,729,222

Facebook, Inc., Class A (2)	40,561	8,325,145

Twitter, Inc. (2)	13,125	420,656

		$22,222,870

Internet & Direct Marketing Retail — 3.3%

Amazon.com, Inc. (2)	7,014	$12,960,750

Booking Holdings, Inc. (2)	698	1,433,503

eBay, Inc.	12,759	460,727

Expedia Group, Inc.	2,369	256,184

		$15,111,164

IT Services — 5.3%

Accenture PLC, Class A	10,678	$2,248,466

Akamai Technologies, Inc. (2)	2,787	240,741

Alliance Data Systems Corp.	684	76,745

Automatic Data Processing, Inc.	7,220	1,231,010

Broadridge Financial Solutions, Inc.	1,925	237,815

Cognizant Technology Solutions Corp., Class A	9,303	576,972

DXC Technology Co.	4,556	171,260

Fidelity National Information Services, Inc.	10,255	1,426,368

Fiserv, Inc. (2)	9,615	1,111,782

FleetCor Technologies, Inc. (2)	1,464	421,222

Gartner, Inc. (2)	1,493	230,071

Global Payments, Inc.	5,041	920,285

International Business Machines Corp.	14,892	1,996,124

Jack Henry & Associates, Inc.	1,297	188,934

11	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

IT Services (continued)

Leidos Holdings, Inc.	2,277	$222,896

MasterCard, Inc., Class A	14,946	4,462,726

Paychex, Inc.	5,315	452,094

PayPal Holdings, Inc. (2)	19,744	2,135,709

VeriSign, Inc. (2)	1,724	332,180

Visa, Inc., Class A	28,822	5,415,654

Western Union Co. (The) (1)	7,140	191,209

		$24,290,263

Leisure Products — 0.1%

Hasbro, Inc.	2,146	$226,639

Life Sciences Tools & Services — 1.0%

Agilent Technologies, Inc.	5,213	$444,721

Illumina, Inc. (2)	2,497	828,355

IQVIA Holdings, Inc. (2)	3,070	474,346

Mettler-Toledo International, Inc. (2)	421	333,971

PerkinElmer, Inc.	1,923	186,723

Thermo Fisher Scientific, Inc.	6,742	2,190,273

Waters Corp. (2)	1,124	262,623

		$4,721,012

Machinery — 1.6%

Caterpillar, Inc.	9,221	$1,361,757

Cummins, Inc.	2,556	457,422

Deere & Co.	5,254	910,308

Dover Corp.	2,515	289,879

Flowserve Corp.	2,403	119,597

Fortive Corp.	5,008	382,561

IDEX Corp.	1,350	232,200

Illinois Tool Works, Inc.	4,958	890,606

Ingersoll-Rand PLC	4,096	544,440

PACCAR, Inc.	5,771	456,486

Parker-Hannifin Corp.	2,143	441,072

Pentair PLC	2,736	125,500

Snap-on, Inc.	1,000	169,400

Stanley Black & Decker, Inc.	2,536	420,317

Westinghouse Air Brake Technologies Corp. (1)	3,012	234,334

Xylem, Inc.	3,170	249,764

		$7,285,643

Media — 1.4%

Charter Communications, Inc., Class A (2)	2,616	$1,268,969

Comcast Corp., Class A	76,164	3,425,095

Discovery, Inc., Class A (1)(2)	2,923	95,699

Security	Shares	Value

Media (continued)

Discovery, Inc., Class C (2)	5,844	$178,184

DISH Network Corp., Class A (2)	4,169	147,875

Fox Corp., Class A	6,317	234,171

Fox Corp., Class B	2,865	104,286

Interpublic Group of Cos., Inc. (The)	6,573	151,836

News Corp., Class A	6,766	95,671

News Corp., Class B	2,023	29,354

Omnicom Group, Inc. (1)	3,664	296,857

ViacomCBS, Inc., Class B	9,230	387,383

		$6,415,380

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	25,147	$329,929

Newmont Goldcorp Corp.	13,810	600,044

Nucor Corp.	5,176	291,305

		$1,221,278

Multi-Utilities — 1.0%

Ameren Corp.	4,105	$315,264

CenterPoint Energy, Inc.	8,529	232,586

CMS Energy Corp.	4,736	297,610

Consolidated Edison, Inc.	5,658	511,879

Dominion Energy, Inc.	13,852	1,147,223

DTE Energy Co.	3,205	416,233

NiSource, Inc.	6,676	185,860

Public Service Enterprise Group, Inc.	8,584	506,885

Sempra Energy	4,660	705,897

WEC Energy Group, Inc.	5,313	490,018

		$4,809,455

Multiline Retail — 0.5%

Dollar General Corp.	4,248	$662,603

Dollar Tree, Inc. (2)	3,986	374,883

Kohl’s Corp.	2,707	137,922

Macy’s, Inc. (1)	5,802	98,634

Nordstrom, Inc.	2,105	86,158

Target Corp.	8,455	1,084,015

		$2,444,215

Oil, Gas & Consumable Fuels — 3.8%

Apache Corp.	6,750	$172,733

Cabot Oil & Gas Corp.	7,347	127,911

Chevron Corp.	31,725	3,823,180

Cimarex Energy Co.	1,817	95,374

12	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Concho Resources, Inc.	3,534	$309,472

ConocoPhillips	18,308	1,190,569

Devon Energy Corp.	6,457	167,688

Diamondback Energy, Inc.	2,750	255,365

EOG Resources, Inc.	9,856	825,539

Exxon Mobil Corp.	71,239	4,971,057

Hess Corp.	4,442	296,770

HollyFrontier Corp.	2,668	135,294

Kinder Morgan, Inc.	33,064	699,965

Marathon Oil Corp.	13,891	188,640

Marathon Petroleum Corp.	10,834	652,749

Noble Energy, Inc.	8,122	201,750

Occidental Petroleum Corp.	15,247	628,329

ONEOK, Inc.	6,956	526,361

Phillips 66	7,414	825,994

Pioneer Natural Resources Co.	2,860	432,918

Valero Energy Corp.	6,852	641,690

Williams Cos., Inc. (The)	20,415	484,244

		$17,653,592

Personal Products — 0.2%

Coty, Inc., Class A	5,288	$59,490

Estee Lauder Cos., Inc. (The), Class A	3,713	766,883

		$826,373

Pharmaceuticals — 4.5%

Allergan PLC	5,529	$1,056,979

Bristol-Myers Squibb Co.	39,418	2,530,241

Eli Lilly & Co.	14,207	1,867,226

Johnson & Johnson	44,366	6,471,668

Merck & Co., Inc.	42,720	3,885,384

Mylan NV (2)	8,689	174,649

Perrigo Co. PLC	2,125	109,778

Pfizer, Inc.	93,273	3,654,436

Zoetis, Inc.	7,947	1,051,786

		$20,802,147

Professional Services — 0.3%

Equifax, Inc.	2,125	$297,755

IHS Markit, Ltd. (2)	6,760	509,366

Nielsen Holdings PLC	6,382	129,555

Robert Half International, Inc.	2,134	134,762

Verisk Analytics, Inc.	2,734	408,295

		$1,479,733

Security	Shares	Value

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A (2)	5,710	$349,966

Road & Rail — 1.0%

CSX Corp.	12,975	$938,871

J.B. Hunt Transport Services, Inc.	1,477	172,484

Kansas City Southern	1,694	259,453

Norfolk Southern Corp.	4,351	844,659

Old Dominion Freight Line, Inc.	1,100	208,758

Union Pacific Corp.	11,673	2,110,362

		$4,534,587

Semiconductors & Semiconductor Equipment — 4.2%

Advanced Micro Devices, Inc. (2)	18,683	$856,802

Analog Devices, Inc.	6,145	730,272

Applied Materials, Inc.	15,560	949,782

Broadcom, Inc.	6,670	2,107,854

Intel Corp.	73,240	4,383,414

KLA Corp.	2,682	477,852

Lam Research Corp.	2,435	711,994

Maxim Integrated Products, Inc.	4,745	291,865

Microchip Technology, Inc. (1)	4,112	430,609

Micron Technology, Inc. (2)	18,471	993,370

NVIDIA Corp.	10,291	2,421,472

Qorvo, Inc. (2)	2,024	235,250

QUALCOMM, Inc.	19,225	1,696,222

Skyworks Solutions, Inc.	2,933	354,541

Texas Instruments, Inc.	15,718	2,016,462

Xilinx, Inc.	4,196	410,243

		$19,068,004

Software — 6.9%

Adobe, Inc. (2)	8,142	$2,685,313

ANSYS, Inc. (2)	1,425	366,809

Autodesk, Inc. (2)	3,730	684,306

Cadence Design Systems, Inc. (2)	4,773	331,055

Citrix Systems, Inc.	2,124	235,552

Fortinet, Inc. (2)	2,369	252,915

Intuit, Inc.	4,343	1,137,562

Microsoft Corp.	128,599	20,280,062

NortonLifeLock, Inc.	9,577	244,405

Oracle Corp.	36,430	1,930,061

salesforce.com, Inc. (2)	14,883	2,420,571

ServiceNow, Inc. (2)	3,190	900,601

Synopsys, Inc. (2)	2,508	349,114

		$31,818,326

13	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Specialty Retail — 2.2%

Advance Auto Parts, Inc.	1,218	$195,075

AutoZone, Inc. (2)	398	474,141

Best Buy Co., Inc.	3,800	333,640

CarMax, Inc. (2)	2,887	253,103

Gap, Inc. (The)	4,154	73,443

Home Depot, Inc. (The)	18,386	4,015,135

L Brands, Inc.	4,029	73,005

Lowe’s Cos., Inc.	12,789	1,531,611

O’Reilly Automotive, Inc. (2)	1,289	564,917

Ross Stores, Inc.	6,036	702,711

Tiffany & Co.	1,801	240,704

TJX Cos., Inc. (The)	20,234	1,235,488

Tractor Supply Co.	1,975	184,544

Ulta Beauty, Inc. (2)	978	247,571

		$10,125,088

Technology Hardware, Storage & Peripherals — 4.9%

Apple, Inc.	70,397	$20,672,079

Hewlett Packard Enterprise Co.	21,991	348,777

HP, Inc.	24,726	508,119

NetApp, Inc.	4,007	249,436

Seagate Technology PLC	3,988	237,286

Western Digital Corp.	5,047	320,333

Xerox Holdings Corp.	3,205	118,169

		$22,454,199

Textiles, Apparel & Luxury Goods — 0.7%

Capri Holdings, Ltd. (2)	2,807	$107,087

Hanesbrands, Inc. (1)	6,857	101,827

NIKE, Inc., Class B	20,952	2,122,647

PVH Corp.	1,314	138,167

Ralph Lauren Corp., Class A	947	111,007

Tapestry, Inc.	4,928	132,908

Under Armour, Inc., Class A (1)(2)	3,534	76,334

Under Armour, Inc., Class C (2)	3,507	67,264

VF Corp.	5,531	551,220

		$3,408,461

Tobacco — 0.8%

Altria Group, Inc.	31,453	$1,569,819

Philip Morris International, Inc.	26,162	2,226,125

		$3,795,944

Security	Shares	Value

Trading Companies & Distributors — 0.2%

Fastenal Co.	9,659	$356,900

United Rentals, Inc. (2)	1,254	209,130

W.W. Grainger, Inc.	728	246,442

		$812,472

Water Utilities — 0.1%

American Water Works Co., Inc.	3,066	$376,658

Wireless Telecommunication Services — 0.1%

T-Mobile US, Inc. (2)	5,325	$417,586

Total Common Stocks (identified cost $205,312,298)		$451,149,329

Exchange-Traded Funds — 0.3%
Security	Shares	Value

SPDR S&P 500 ETF Trust	4,000	$1,287,440

Total Exchange-Traded Funds (identified cost $1,168,780)		$1,287,440

Short-Term Investments — 0.2%
U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 2/27/20 (4)	$1,000	$997,659

Total U.S. Treasury Obligations (identified cost $996,431)		$997,659

Total Short-Term Investments (identified cost $996,431)		$997,659

Total Investments (identified cost $207,477,509) — 98.7%		$453,434,428

Other Assets, Less Liabilities — 1.3%		$5,767,357

Net Assets — 100.0%		$459,201,785

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $3,235,608.

14	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Schedule of Investments — continued

(2)	Non-income producing security.

(3)	Amount is less than 0.05%.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini S&P 500 Index	46	Long	3/20/20	$7,431,530	$16,725

15	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $207,477,509) - including $3,235,608 of securities on loan	$453,434,428

Receivable for variation margin on open futures contracts	17,737

Cash	5,646,339

Receivable for investments sold	321,143

Receivable for capital shares sold	18,051

Dividends receivable	465,119

Securities lending income receivable	348

Receivable from affiliate	48,516

Directors’ deferred compensation plan	85,501

Other assets	24,096

Total assets	$460,061,278

Liabilities

Payable for investments purchased	$127,915

Payable for capital shares redeemed	306,507

Payable to affiliates:

Investment advisory fee	69,421

Administrative fee	46,281

Sub-transfer agency fee	85

Directors’ deferred compensation plan	85,501

Accrued expenses	223,783

Total liabilities	$859,493

Net Assets	$459,201,785

Sources of Net Assets

Paid-in capital	$195,829,517

Distributable earnings	263,372,268

Total	$459,201,785

Net Assets	$459,201,785

Shares Outstanding	3,107,130

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$147.79

16	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income	$8,610,528

Interest income	104,170

Securities lending income, net	9,002

Total investment income	$8,723,700

Expenses

Investment advisory fee	$782,492

Administrative fee	521,661

Directors’ fees and expenses	25,849

Custodian fees	26,135

Transfer agency fees and expenses	22,260

Accounting fees	99,343

Professional fees	52,430

Reports to shareholders	63,821

Miscellaneous	74,722

Total expenses	$1,668,713

Waiver and/or reimbursement of expenses by affiliate	$(441,616)

Reimbursement of expenses - other	(9,888)

Net expenses	$1,217,209

Net investment income	$7,506,491

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$12,445,985

Futures contracts	1,593,008

Net realized gain	$14,038,993

Change in unrealized appreciation (depreciation):

Investment securities	$94,829,462

Futures contracts	209,648

Net change in unrealized appreciation (depreciation)	$95,039,110

Net realized and unrealized gain	$109,078,103

Net increase in net assets resulting from operations	$116,584,594

17	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$7,506,491	$7,828,278

Net realized gain	14,038,993	30,559,923

Net change in unrealized appreciation (depreciation)	95,039,110	(55,432,492)

Net increase (decrease) in net assets from operations	$116,584,594	$(17,044,291)

Distributions to shareholders	$(35,862,644)	$(39,153,308)

Net decrease in net assets from capital share transactions	$(12,861,723)	$(67,565,551)

Net increase (decrease) in net assets	$67,860,227	$(123,763,150)

Net Assets

At beginning of year	$391,341,558	$515,104,708

At end of year	$459,201,785	$391,341,558

18	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$123.19	$141.18	$122.44	$112.07		$113.07

Income (Loss) From Operations

Net investment income	$2.43	$2.39	$2.30	$2.14		$1.88

Net realized and unrealized gain (loss)	34.42	(7.33)	23.60	10.84		(0.74)

Total income (loss) from operations	$36.85	$(4.94)	$25.90	$12.98		$1.14

Less Distributions

From net investment income	$(2.63)	$(2.84)	$(1.99)	$(1.48)		$(0.21)

From net realized gain	(9.62)	(10.21)	(5.17)	(1.13)		(1.93)

Total distributions	$(12.25)	$(13.05)	$(7.16)	$(2.61)		$(2.14)

Net asset value — End of year	$147.79	$123.19	$141.18	$122.44		$112.07

Total Return (2)	31.16%	(4.74)%	21.46%	11.58%		0.98%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$459,202	$391,342	$515,105	$481,681		$347,965

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.38%	0.39%	0.40%	0.48%		0.46%

Net expenses	0.28%	0.28%	0.28%	0.40%		0.42%

Net investment income	1.72%	1.68%	1.72%	1.84%		1.65%

Portfolio Turnover	6%	7%	5%	6	%(4)	4%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)

During the year ended December 31, 2016, the Fund incurred sales of $55,737,177 to realign the combined portfolio in connection with the reorganization of Calvert VP Large Cap Core Portfolio into the Fund on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

19	See Notes to Financial Statements.

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP S&P 500 Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500® Index.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.

Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued on the basis of valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

20

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$451,149,329	(1)	$—	$—	$451,149,329

Exchange-Traded Funds	1,287,440		—	—	1,287,440

Short-Term Investments —

U.S. Treasury Obligations	—		997,659	—	997,659

Total Investments	$452,436,769		$997,659	$—	$453,434,428

Futures Contracts	$16,725		$—	$—	$16,725

Total	$452,453,494		$997,659	$—	$453,451,153

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

C  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

D  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

E  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.18% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $782,492.

21

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.28% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $441,616.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $521,661.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $394 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $9,888, which are included in miscellaneous expense and reimbursement of expenses - other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $20,561 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,038,491 and $60,316,677, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$7,871,696	$10,407,743

Long-term capital gains	$27,990,948	$28,745,565

22

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$8,688,443

Undistributed long-term capital gains	$12,808,265

Net unrealized appreciation	$241,875,560

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$211,558,868

Gross unrealized appreciation	$248,864,601

Gross unrealized depreciation	(6,989,041)

Net unrealized appreciation	$241,875,560

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$16,725	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$1,593,008	$209,648

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2019 was approximately $7,537,000.

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the

23

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $3,235,608 and the total value of collateral received was $3,296,667, comprised of U.S. government and/or agencies securities.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$3,296,667	$—	$—	$—	$3,296,667
8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 30,000,000 common shares, $0.10 par value.

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Shares sold	117,188	$16,294,985	94,820	$13,407,566

Reinvestment of distributions	272,678	35,862,644	275,378	39,153,308

Shares redeemed	(459,343)	(65,019,352)	(842,048)	(120,126,425)

Net decrease	(69,477)	$(12,861,723)	(471,850)	$(67,565,551)

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 90.9% of the value of the outstanding shares of the Fund.

24

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP S&P 500 Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

25

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 99.39% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $12,808,320 or, if subsequently determined to be different, the net capital gain of such year.

26

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

27

Calvert

VP S&P 500 Index Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

28

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Adviser

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24221    12.31.19

Calvert

VP Nasdaq 100 Index Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP Nasdaq 100 Index Portfolio

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, Calvert VP Nasdaq 100 Index Portfolio (the Fund) seeks to replicate, as closely as possible, the holdings and match the performance of the NASDAQ-100® Index (the Index). The Fund seeks to accomplish this by employing a passive management approach and holding each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 38.77% for Class I shares at net asset value (NAV). By comparison, the Index returned 39.46% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.

The Index outperformed most other stock indexes in 2019 as it was heavily skewed to the technology sector, the best-performing market sector during the period. The Index had no energy exposure, the worst-performing market sector during the period.

Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class I at NAV	04/27/2000	04/27/2000	38.77%	16.27%	17.39%
Class F at NAV	10/30/2015	04/27/2000	38.44	16.02	17.26

Nasdaq-100® Index	—	—	39.46%	16.90%	18.06%

% Total Annual Operating Expense Ratios [4]				Class I	Class F

Gross				0.60%	0.84%
Net				0.48	0.73

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment [3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class F	$10,000	12/31/2009	$49,198	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Fund Profile

Sector Allocation (% of net assets) [5]

Information Technology	45.8%

Communication Services	20.2

Consumer Discretionary	14.2

Health Care	7.0

Consumer Staples	5.8

Industrials	2.6

Exchange-Traded Funds	1.8

Utilities	0.9

Financials	0.3

Total	98.6%

Top 10 Holdings (% of net assets) [5]

Apple, Inc.	11.2%

Microsoft Corp.	10.3

Amazon.com, Inc.	7.9

Facebook, Inc., Class A	4.2

Alphabet, Inc., Class A	4.0

Alphabet, Inc., Class C	4.0

Intel Corp.	2.9

Comcast Corp., Class A	2.2

Cisco Systems, Inc.	2.2

PepsiCo, Inc.	2.1

Total	51.0%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. NASDAQ–100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

5

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,141.50	$2.59	**	0.48%
Class F	$1,000.00	$1,140.20	$3.94	**	0.73%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45	**	0.48%
Class F	$1,000.00	$1,021.53	$3.72	**	0.73%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Schedule of Investments

Common Stocks — 96.6%
Security	Shares	Value

Airlines — 0.4%

American Airlines Group, Inc. (1)	8,730	$250,376

United Airlines Holdings, Inc. (2)	5,043	444,238

		$694,614

Automobiles — 0.8%

Tesla, Inc. (2)	3,592	$1,502,641

Beverages — 2.5%

Monster Beverage Corp. (2)	10,715	$680,938

PepsiCo, Inc.	27,790	3,798,060

		$4,478,998

Biotechnology — 5.0%

Alexion Pharmaceuticals, Inc. (2)	4,410	$476,941

Amgen, Inc.	11,842	2,854,751

Biogen, Inc. (2)	3,596	1,067,041

BioMarin Pharmaceutical, Inc. (2)	3,580	302,689

Gilead Sciences, Inc.	25,213	1,638,341

Incyte Corp. (2)	4,293	374,865

Regeneron Pharmaceuticals, Inc. (2)	2,151	807,657

Seattle Genetics, Inc. (2)	3,416	390,312

Vertex Pharmaceuticals, Inc. (2)	5,125	1,122,119

		$9,034,716

Commercial Services & Supplies — 0.5%

Cintas Corp.	2,063	$555,112

Copart, Inc. (2)	4,633	421,325

		$976,437

Communications Equipment — 2.2%

Cisco Systems, Inc.	84,544	$4,054,730

Electric Utilities — 0.9%

Exelon Corp.	19,373	$883,215

Xcel Energy, Inc.	10,687	678,518

		$1,561,733

Electronic Equipment, Instruments & Components — 0.2%

CDW Corp.	2,863	$408,951

Entertainment — 2.8%

Activision Blizzard, Inc.	15,311	$909,780

Security	Shares	Value

Entertainment (continued)

Electronic Arts, Inc. (2)	5,819	$625,601

NetEase, Inc. ADR	1,454	445,855

Netflix, Inc. (2)	8,734	2,826,060

Take-Two Interactive Software, Inc. (2)	2,259	276,569

		$5,083,865

Food & Staples Retailing — 2.0%

Costco Wholesale Corp.	8,804	$2,587,672

Walgreens Boots Alliance, Inc.	17,788	1,048,780

		$3,636,452

Food Products — 1.3%

Kraft Heinz Co. (The)	24,337	$781,948

Mondelez International, Inc., Class A	28,694	1,580,465

		$2,362,413

Health Care Equipment & Supplies — 1.2%

Align Technology, Inc. (2)	1,571	$438,372

IDEXX Laboratories, Inc. (2)	1,710	446,532

Intuitive Surgical, Inc. (2)	2,303	1,361,419

		$2,246,323

Health Care Technology — 0.3%

Cerner Corp.	6,260	$459,421

Hotels, Restaurants & Leisure — 1.7%

Marriott International, Inc., Class A	6,516	$986,718

Starbucks Corp.	23,536	2,069,285

		$3,056,003

Insurance — 0.3%

Willis Towers Watson PLC	2,562	$517,370

Interactive Media & Services — 12.5%

Alphabet, Inc., Class A (2)	5,371	$7,193,864

Alphabet, Inc., Class C (2)	5,367	7,175,786

Baidu, Inc. ADR (2)	5,510	696,464

Facebook, Inc., Class A (2)	37,597	7,716,784

		$22,782,898

Internet & Direct Marketing Retail — 10.2%

Amazon.com, Inc. (2)	7,746	$14,313,369

Booking Holdings, Inc. (2)	834	1,712,811

7	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Internet & Direct Marketing Retail (continued)

eBay, Inc.	16,213	$585,451

Expedia Group, Inc.	2,777	300,305

JD.com, Inc. ADR (2)	18,473	650,804

MercadoLibre, Inc. (2)	991	566,792

Trip.com Group, Ltd. ADR (2)	10,422	349,554

		$18,479,086

IT Services — 4.0%

Automatic Data Processing, Inc.	8,623	$1,470,222

Cognizant Technology Solutions Corp., Class A	10,912	676,762

Fiserv, Inc. (2)	13,550	1,566,787

Paychex, Inc.	7,133	606,733

PayPal Holdings, Inc. (2)	23,401	2,531,286

VeriSign, Inc. (2)	2,340	450,871

		$7,302,661

Life Sciences Tools & Services — 0.5%

Illumina, Inc. (2)	2,930	$971,998

Machinery — 0.3%

PACCAR, Inc.	6,893	$545,236

Media — 4.1%

Charter Communications, Inc., Class A (2)	4,280	$2,076,143

Comcast Corp., Class A	90,474	4,068,616

Fox Corp., Class A	7,065	261,900

Fox Corp., Class B (2)	5,305	193,102

Liberty Global PLC, Class A (2)	3,618	82,273

Liberty Global PLC, Class C (2)	8,745	190,597

Sirius XM Holdings, Inc. (1)	88,161	630,351

		$7,502,982

Multiline Retail — 0.3%

Dollar Tree, Inc. (2)	4,716	$443,540

Professional Services — 0.5%

CoStar Group, Inc. (2)	730	$436,759

Verisk Analytics, Inc.	3,266	487,744

		$924,503

Road & Rail — 0.6%

CSX Corp.	15,591	$1,128,165

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 12.9%

Advanced Micro Devices, Inc. (2)	22,194	$1,017,817

Analog Devices, Inc.	7,340	872,286

Applied Materials, Inc.	18,410	1,123,746

ASML Holding NV — NY Shares	1,476	436,808

Broadcom, Inc.	7,905	2,498,138

Intel Corp.	86,691	5,188,456

KLA Corp.	3,145	560,345

Lam Research Corp.	2,891	845,328

Maxim Integrated Products, Inc.	5,393	331,724

Microchip Technology, Inc. (1)	4,763	498,781

Micron Technology, Inc. (2)	22,062	1,186,494

NVIDIA Corp.	12,197	2,869,954

NXP Semiconductors NV	5,571	708,966

QUALCOMM, Inc.	22,756	2,007,762

Skyworks Solutions, Inc.	3,395	410,388

Texas Instruments, Inc.	18,629	2,389,914

Xilinx, Inc.	5,012	490,023

		$23,436,930

Software — 14.8%

Adobe, Inc. (2)	9,647	$3,181,677

ANSYS, Inc. (2)	1,678	431,934

Autodesk, Inc. (2)	4,376	802,821

Cadence Design Systems, Inc. (2)	5,592	387,861

Check Point Software Technologies, Ltd. (2)	3,034	336,653

Citrix Systems, Inc.	2,595	287,785

Intuit, Inc.	5,188	1,358,893

Microsoft Corp.	119,186	18,795,632

Splunk, Inc. (2)	3,016	451,706

Synopsys, Inc. (2)	2,995	416,904

Workday, Inc., Class A (2)	3,268	537,423

		$26,989,289

Specialty Retail — 1.0%

O’Reilly Automotive, Inc. (2)	1,508	$660,896

Ross Stores, Inc.	7,209	839,272

Ulta Beauty, Inc. (2)	1,173	296,933

		$1,797,101

Technology Hardware, Storage & Peripherals — 11.6%

Apple, Inc.	69,418	$20,384,596

NetApp, Inc.	4,553	283,424

Western Digital Corp.	5,927	376,187

		$21,044,207

8	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.3%

lululemon Athletica, Inc. (2)	2,454	$568,518

Trading Companies & Distributors — 0.2%

Fastenal Co.	11,430	$422,339

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. (2)	17,051	$1,337,139

Total Common Stocks (identified cost $59,870,876)		$175,751,259

Exchange-Traded Funds — 1.8%
Security	Shares	Value

Invesco QQQTM Trust, Series 1 (1)	15,000	$3,189,150

Total Exchange-Traded Funds (identified cost $2,534,091)		$3,189,150

Short-Term Investments — 0.7%

U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 2/27/20 (3)	$400	$399,064

Total U.S. Treasury Obligations (identified cost $398,572)		$399,064

Securities Lending Collateral — 0.5%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (4)	962,047	$962,047

Total Securities Lending Collateral (identified cost $962,047)		$962,047

Total Short-Term Investments (identified cost $1,360,619)		$1,361,111

Total Investments (identified cost $63,765,586) — 99.1%		$180,301,520

Other Assets, less Liabilities — 0.9%		$1,577,659

Net Assets — 100.0%		$181,879,179

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $4,491,704.

(2)	Non-income producing security.

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

(4)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini NASDAQ 100 Index	19	Long	3/20/20	$3,325,855	$53,610

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $63,765,586) - including $4,491,704 of securities on loan	$180,301,520

Receivable for variation margin on open futures contracts	7,030

Cash	2,655,882

Receivable for capital shares sold	12,047

Dividends and interest receivable	67,586

Securities lending income receivable	417

Receivable from affiliate	24,696

Directors’ deferred compensation plan	28,485

Other assets	8,010

Total assets	$183,105,673

Liabilities

Payable for capital shares redeemed	$60,383

Deposits for securities loaned	962,047

Payable to affiliates:

Investment advisory fee	45,365

Administrative fee	18,146

Distribution and service fees	1,129

Sub-transfer agency fee	40

Directors’ deferred compensation plan	28,485

Accrued expenses	110,899

Total liabilities	$1,226,494

Net Assets	$181,879,179

Sources of Net Assets

Paid-in capital	$56,747,188

Distributable earnings	125,131,991

Total	$181,879,179

Class I

Net Assets	$176,210,160

Shares Outstanding	2,047,765

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$86.05

Class F

Net Assets	$5,669,019

Shares Outstanding	66,672

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$85.03

10	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income (net of foreign taxes withheld of $1,801)	$1,618,579

Interest income	64,203

Securities lending income, net	12,084

Total investment income	$1,694,866

Expenses

Investment advisory fee	$480,247

Administrative fee	192,099

Distribution and service fees:

Class F	8,175

Directors’ fees and expenses	9,522

Custodian fees	11,685

Transfer agency fees and expenses	83,335

Accounting fees	39,070

Professional fees	38,611

Reports to shareholders	33,787

Licensing fees	48,875

Miscellaneous	10,596

Total expenses	$956,002

Waiver and/or reimbursement of expenses by affiliate	$(175,866)

Reimbursement of expenses - other	(3,565)

Net expenses	$776,571

Net investment income	$918,295

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$6,153,087

Futures contracts	1,351,484

Net realized gain	$7,504,571

Change in unrealized appreciation (depreciation):

Investment securities	$42,857,788

Futures contracts	133,975

Net change in unrealized appreciation (depreciation)	$42,991,763

Net realized and unrealized gain	$50,496,334

Net increase in net assets resulting from operations	$51,414,629

11	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$918,295	$838,857

Net realized gain	7,504,571	4,129,083

Net change in unrealized appreciation (depreciation)	42,991,763	(5,525,226)

Net increase (decrease) in net assets from operations	$51,414,629	$(557,286)

Distributions to shareholders:

Class I	$(4,765,571)	$(3,147,915)

Class F	(116,646)	(43,192)

Total distributions to shareholders	$(4,882,217)	$(3,191,107)

Capital share transactions:

Class I	$(187,499)	$1,014,102

Class F	2,987,301	(133,295)

Net increase in net assets from capital share transactions	$2,799,802	$880,807

Net increase (decrease) in net assets	$49,332,214	$(2,867,586)

Net Assets

At beginning of year	$132,546,965	$135,414,551

At end of year	$181,879,179	$132,546,965

12	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Financial Highlights

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$63.98	$65.60	$50.26	$48.91	$45.59

Income (Loss) From Operations

Net investment income (1)	$0.44	$0.41	$0.40	$0.34	$0.29

Net realized and unrealized gain (loss)	24.00	(0.46)	15.82	2.91	3.87

Total income (loss) from operations	$24.44	$(0.05)	$16.22	$3.25	$4.16

Less Distributions

From net investment income	$(0.41)	$(0.40)	$(0.30)	$(0.26)	$(0.03)

From net realized gain	(1.96)	(1.17)	(0.58)	(1.64)	(0.81)

Total distributions	$(2.37)	$(1.57)	$(0.88)	$(1.90)	$(0.84)

Net asset value — End of year	$86.05	$63.98	$65.60	$50.26	$48.91

Total Return (2)	38.77%	(0.47)%	32.35%	6.59%	9.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$176,210	$130,777	$133,473	$104,449	$93,676

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.59%	0.60%	0.60%	0.66%	0.62%

Net expenses	0.48%	0.48%	0.48%	0.64%	0.62%

Net investment income	0.58%	0.58%	0.67%	0.69%	0.61%

Portfolio Turnover	8%	7%	3%	5%	8%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

13	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Financial Highlights — continued

	Class F

	Year Ended December 31,				Period Ended December 31, 2015(1)
	2019	2018	2017	2016

Net asset value — Beginning of year	$63.40	$65.18	$50.07	$48.91	$50.24

Income (Loss) From Operations

Net investment income (2)	$0.25	$0.23	$0.23	$0.18	$0.06

Net realized and unrealized gain (loss)	23.75	(0.44)	15.76	2.93	(0.58)

Total income (loss) from operations	$24.00	$(0.21)	$15.99	$3.11	$(0.52)

Less Distributions

From net investment income	$(0.41)	$(0.40)	$(0.30)	$(0.31)	$—

From net realized gain	(1.96)	(1.17)	(0.58)	(1.64)	(0.81)

Total distributions	$(2.37)	$(1.57)	$(0.88)	$(1.95)	$(0.81)

Net asset value — End of year	$85.03	$63.40	$65.18	$50.07	$48.91

Total Return (3)	38.44%	(0.72)%	32.01%	6.3%	(1.07	)%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,669	$1,770	$1,942	$1,088	$99

Ratios (as a percentage of average daily net assets): (5)

Total expenses	0.84%	0.84%	1.01%	1.48%	0.87	%(6)

Net expenses	0.73%	0.73%	0.73%	0.94%	0.87	%(6)

Net investment income	0.32%	0.33%	0.39%	0.36%	0.71	%(6)

Portfolio Turnover	8%	7%	3%	5%	8	%(4)

(1)	From October 30, 2015 inception.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(4)	Not annualized.

(5)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6)	Annualized.

14	See Notes to Financial Statements.

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP Nasdaq 100 Index Portfolio (the Fund) is a non-diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.

Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued on the basis of valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

15

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$175,751,259	(1)	$—	$—	$175,751,259

Exchange-Traded Funds	3,189,150		—	—	3,189,150

Short-Term Investments -

U.S. Treasury Obligations	—		399,064	—	399,064

Securities Lending Collateral	962,047		—	—	962,047

Total Investments	$179,902,456		$399,064	$—	$180,301,520

Futures Contracts	$53,610		$—	$—	$53,610

Total	$179,956,066		$399,064	$—	$180,355,130

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

C  Share Class Accounting — Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.

D  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

E  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

F  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $480,247.

Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.73% for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $175,866.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $192,099.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $8,175 for Class F shares.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $185 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $3,565, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $81,353 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $13,880,219 and $12,011,322, respectively.

17

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$837,264	$1,026,171

Long-term capital gains	$4,044,953	$2,164,936

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,787,254

Undistributed long-term capital gains	$6,833,335

Net unrealized appreciation	$116,511,402

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$63,790,118

Gross unrealized appreciation	$118,490,839

Gross unrealized depreciation	(1,979,437)

Net unrealized appreciation	$116,511,402

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$53,610	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$1,351,484	$133,975

18

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2019 was approximately $4,259,000.

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $4,491,704 and the total value of collateral received was $4,572,139, comprised of cash of $962,047 and U.S. government and/or agencies securities of $3,610,092.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$1,357,114	$—	$—	$—	$1,357,114

Exchange-Traded Funds	3,215,025	—	—	—	3,215,025

Total	$4,572,139	$—	$—	$—	$4,572,139

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 10,000,000 common shares, $0.10 par value, for each Class.

19

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class I

Shares sold	177,906	$13,382,179	231,179	$16,599,420

Reinvestment of distributions	64,140	4,765,571	41,241	3,147,915

Shares redeemed	(238,195)	(18,335,249)	(263,254)	(18,733,233)

Net increase (decrease)	3,851	$(187,499)	9,166	$1,014,102

Class F

Shares sold	39,507	$3,051,745	657	$43,443

Reinvestment of distributions	1,588	116,646	571	43,192

Shares redeemed	(2,340)	(181,090)	(3,106)	(219,930)

Net increase (decrease)	38,755	$2,987,301	(1,878)	$(133,295)

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 44.7% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 39.8%.

20

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP Nasdaq 100 Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

21

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $6,833,359 or, if subsequently determined to be different, the net capital gain of such year.

22

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

23

Calvert

VP Nasdaq 100 Index Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

24

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

25

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Adviser

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24229    12.31.19

Calvert

VP Russell 2000® Small Cap Index Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP Russell 2000® Small Cap Index Portfolio

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Investment Strategy

As an index fund, Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) seeks to replicate as closely as possible the holdings and match the performance of the Russell 2000® Index (the Index). To accomplish this, the Fund employs a passive management approach and holds each constituent of the Index in approximately the same proportion as the Index. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Cash holdings may gain exposure to the Index via futures contracts, allowing the Fund’s assets to be fully invested.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 25.08% for Class I shares at net asset value (NAV). By comparison, the Index returned 25.52% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.

Small-cap stocks had strong returns during the period, but lagged larger capitalization domestic stocks. Most sectors in the Index had positive, double-digit returns. Energy was the only sector with negative performance. Information technology, industrials, and real estate were the best performing sectors. Health care, financials, and industrials had the largest weights in the Index. The energy sector, which had one of the smallest weights, returned -7.01% during the period.

Futures contracts, which are regularly used to manage uninvested cash holdings in the Fund, had a meaningful positive impact on performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Performance

Portfolio Manager Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class I at NAV	04/27/2000	04/27/2000	25.08%	7.80%	11.21%
Class F at NAV	10/04/2005	04/27/2000	24.82	7.54	10.97

Russell 2000® Index	—	—	25.52%	8.22%	11.82%

% Total Annual Operating Expense Ratios [4]				Class I	Class F

Gross				0.59%	0.79%
Net				0.39	0.59

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class F	$10,000	12/31/2009	$28,327	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Fund Profile

Sector Allocation (% of net assets) [5]

Health Care	16.5%

Financials	16.3

Industrials	14.6

Information Technology	12.4

Consumer Discretionary	10.0

Real Estate	7.1

Materials	3.6

Utilities	3.3

Energy	2.9

Consumer Staples	2.8

Exchange-Traded Funds	2.1

Communication Services	2.1

Total	93.7%

Top 10 Holdings (% of net assets) [5]

iShares Russell 2000 ETF	2.1%

Novocure, Ltd.	0.3

Medicines Co. (The)	0.3

Lumentum Holdings, Inc.	0.3

Generac Holdings, Inc.	0.3

Arrowhead Pharmaceuticals, Inc.	0.3

Haemonetics Corp.	0.3

Teladoc Health, Inc.	0.2

Performance Food Group Co.	0.2

Marriott Vacations Worldwide Corp.	0.2

Total	4.5%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

5

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,071.10	$2.04	**	0.39%
Class F	$1,000.00	$1,070.00	$3.08	**	0.59%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.24	$1.99	**	0.39%
Class F	$1,000.00	$1,022.23	$3.01	**	0.59%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments

Common Stocks — 91.6%
Security	Shares	Value

Aerospace & Defense — 1.2%

AAR Corp.	2,929	$132,098

Aerojet Rocketdyne Holdings, Inc. (1)	6,419	293,092

AeroVironment, Inc. (1)	1,860	114,836

Astronics Corp. (1)	2,153	60,176

Axon Enterprise, Inc. (1)	5,092	373,142

Cubic Corp.	2,731	173,610

Ducommun, Inc. (1)	914	46,184

Kratos Defense & Security Solutions, Inc. (1)	7,918	142,603

Maxar Technologies, Inc.	4,750	74,432

Mercury Systems, Inc. (1)	4,732	327,029

Moog, Inc., Class A	2,801	239,009

National Presto Industries, Inc. (2)	420	37,124

Park Aerospace Corp.	1,804	29,351

Parsons Corp. (1)	1,648	68,029

Triumph Group, Inc.	4,259	107,625

Vectrus, Inc. (1)	987	50,594

Wesco Aircraft Holdings, Inc. (1)	4,699	51,783

		$2,320,717

Air Freight & Logistics — 0.3%

Air Transport Services Group, Inc. (1)	5,010	$117,535

Atlas Air Worldwide Holdings, Inc. (1)	1,930	53,210

Echo Global Logistics, Inc. (1)	2,286	47,320

Forward Air Corp.	2,396	167,600

Hub Group, Inc., Class A (1)	2,840	145,664

Radiant Logistics, Inc. (1)	3,434	19,127

		$550,456

Airlines — 0.4%

Allegiant Travel Co., Class A	1,137	$197,883

Hawaiian Holdings, Inc.	3,989	116,838

Mesa Air Group, Inc. (1)	1,804	16,128

SkyWest, Inc.	4,235	273,708

Spirit Airlines, Inc. (1)	6,027	242,948

		$847,505

Auto Components — 1.0%

Adient PLC (1)	7,706	$163,752

American Axle & Manufacturing Holdings, Inc. (1)	9,789	105,330

Cooper Tire & Rubber Co.	4,233	121,699

Cooper-Standard Holdings, Inc. (1)	1,470	48,745

Dana, Inc.	12,607	229,447

Dorman Products, Inc. (1)	2,276	172,339

Security	Shares	Value

Auto Components (continued)

Fox Factory Holding Corp. (1)	3,306	$229,998

Gentherm, Inc. (1)	2,898	128,642

LCI Industries	2,130	228,187

Modine Manufacturing Co. (1)	4,047	31,162

Motorcar Parts of America, Inc. (1)	1,400	30,842

Standard Motor Products, Inc.	1,855	98,723

Stoneridge, Inc. (1)	2,174	63,742

Tenneco, Inc., Class A	4,240	55,544

Visteon Corp. (1)	2,454	212,492

		$1,920,644

Automobiles — 0.1%

Winnebago Industries, Inc.	2,733	$144,794

Banks — 9.0%

1st Constitution Bancorp	623	$13,787

1st Source Corp.	1,262	65,473

ACNB Corp.	464	17,548

Alerus Financial Corp.	260	5,941

Allegiance Bancshares, Inc. (1)	1,683	63,281

Amalgamated Bank, Class A	1,217	23,671

Amerant Bancorp, Inc. (1)	1,707	37,196

American National Bankshares, Inc.	942	37,275

Ameris Bancorp	5,343	227,291

Ames National Corp.	756	21,213

Arrow Financial Corp.	1,126	42,563

Atlantic Capital Bancshares, Inc. (1)	1,833	33,636

Atlantic Union Bankshares Corp.	6,867	257,856

Banc of California, Inc.	3,886	66,761

BancFirst Corp.	1,626	101,527

Bancorp, Inc. (The) (1)	4,384	56,860

BancorpSouth Bank	8,353	262,368

Bank First Corp.	510	35,705

Bank of Commerce Holdings	1,360	15,735

Bank of Marin Bancorp	1,090	49,104

Bank of NT Butterfield & Son, Ltd. (The)	4,785	177,141

Bank of Princeton (The)	486	15,304

Bank7 Corp.	280	5,309

BankFinancial Corp.	1,183	15,474

Bankwell Financial Group, Inc.	446	12,863

Banner Corp.	2,944	166,601

Bar Harbor Bankshares	1,146	29,097

Baycom Corp. (1)	848	19,284

BCB Bancorp, Inc.	832	11,473

Berkshire Hills Bancorp, Inc.	4,064	133,624

Boston Private Financial Holdings, Inc.	7,071	85,064

7	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Banks (continued)

Bridge Bancorp, Inc.	1,543	$51,737

Brookline Bancorp, Inc.	6,592	108,504

Bryn Mawr Bank Corp.	1,617	66,685

Business First Bancshares, Inc.	1,096	27,323

Byline Bancorp, Inc.	1,998	39,101

C&F Financial Corp.	251	13,888

Cadence BanCorp, Class A	10,674	193,520

Cambridge Bancorp (2)	320	25,648

Camden National Corp.	1,318	60,707

Capital Bancorp, Inc. (1)	525	7,817

Capital City Bank Group, Inc.	1,232	37,576

Capstar Financial Holdings, Inc.	1,274	21,212

Carolina Financial Corp.	1,839	79,500

Carter Bank & Trust (1)	1,998	47,393

Cathay General Bancorp	6,691	254,593

CBTX, Inc.	1,510	46,991

CenterState Bank Corp.	10,365	258,918

Central Pacific Financial Corp.	2,337	69,128

Central Valley Community Bancorp	682	14,779

Century Bancorp, Inc., Class A	277	24,919

Chemung Financial Corp.	245	10,413

Citizens & Northern Corp.	1,125	31,781

City Holding Co.	1,332	109,157

Civista Bancshares, Inc.	1,318	31,632

CNB Financial Corp.	1,282	41,896

Coastal Financial Corp. (1)	530	8,729

Codorus Valley Bancorp, Inc.	729	16,789

Colony Bankcorp, Inc.	655	10,807

Columbia Banking System, Inc.	6,187	251,718

Community Bank System, Inc.	4,439	314,903

Community Bankers Trust Corp.	1,884	16,730

Community Financial Corp. (The)	347	12,343

Community Trust Bancorp, Inc.	1,316	61,378

ConnectOne Bancorp, Inc.	2,830	72,788

CrossFirst Bankshares, Inc. (1)(2)	550	7,931

Customers Bancorp, Inc. (1)	2,287	54,453

CVB Financial Corp.	11,410	246,228

Dime Community Bancshares, Inc.	2,786	58,200

Eagle Bancorp, Inc.	2,865	139,325

Enterprise Bancorp, Inc.	790	26,757

Enterprise Financial Services Corp.	2,151	103,700

Equity Bancshares, Inc., Class A (1)	1,296	40,008

Esquire Financial Holdings, Inc. (1)	506	13,191

Evans Bancorp, Inc.	406	16,281

Farmers & Merchants Bancorp, Inc. (2)	778	23,457

Farmers National Banc Corp.	1,937	31,612

Security	Shares	Value

Banks (continued)

FB Financial Corp.	1,361	$53,882

Fidelity D&D Bancorp, Inc. (2)	249	15,490

Financial Institutions, Inc.	1,360	43,656

First Bancorp, Inc	2,504	99,935

First Bancorp, Inc. / ME	691	20,889

First BanCorp. / Puerto Rico	18,815	199,251

First Bancshares, Inc. (The)	1,422	50,509

First Bank / Hamilton	1,315	14,531

First Busey Corp.	4,434	121,935

First Business Financial Services, Inc.	708	18,642

First Capital, Inc.	286	20,878

First Choice Bancorp	879	23,698

First Commonwealth Financial Corp.	8,496	123,277

First Community Bankshares, Inc.	1,464	45,413

First Financial Bancorp	8,499	216,215

First Financial Bankshares, Inc.	11,357	398,631

First Financial Corp. / IN	1,151	52,624

First Financial Northwest, Inc.	708	10,578

First Foundation, Inc.	3,136	54,566

First Guaranty Bancshares, Inc.	412	8,969

First Internet Bancorp	680	16,123

First Interstate BancSystem, Inc., Class A	3,196	133,976

First Merchants Corp.	4,648	193,310

First Mid Bancshares, Inc.	1,248	43,992

First Midwest Bancorp, Inc.	9,316	214,827

First Northwest Bancorp	864	15,664

First of Long Island Corp. (The)	2,051	51,439

Flushing Financial Corp.	2,270	49,043

FNCB Bancorp, Inc.	1,509	12,751

Franklin Financial Network, Inc.	950	32,613

Franklin Financial Services Corp.	369	14,277

Fulton Financial Corp.	14,198	247,471

FVCBankcorp, Inc. (1)	1,064	18,588

German American Bancorp, Inc.	2,058	73,306

Glacier Bancorp, Inc.	7,594	349,248

Great Southern Bancorp, Inc.	940	59,521

Great Western Bancorp, Inc.	4,997	173,596

Guaranty Bancshares, Inc.	666	21,898

Hancock Whitney Corp.	7,461	327,389

Hanmi Financial Corp.	2,767	55,326

HarborOne Bancorp, Inc. (1)	2,211	24,299

Hawthorn Bancshares, Inc.	499	12,724

HBT Financial, Inc. (1)	782	14,850

Heartland Financial USA, Inc.	3,037	151,060

Heritage Commerce Corp.	4,704	60,352

Heritage Financial Corp.	3,121	88,324

8	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Banks (continued)

Hilltop Holdings, Inc.	6,020	$150,079

Home BancShares, Inc.	13,516	265,725

HomeTrust Bancshares, Inc.	1,500	40,245

Hope Bancorp, Inc.	10,521	156,342

Horizon Bancorp	3,088	58,672

Howard Bancorp, Inc. (1)	773	13,048

IBERIABANK Corp.	4,562	341,374

Independent Bank Corp.	2,918	242,923

Independent Bank Corp. / MI	1,901	43,058

Independent Bank Group, Inc.	3,094	171,531

International Bancshares Corp.	4,729	203,678

Investar Holding Corp.	717	17,208

Investors Bancorp, Inc.	20,179	240,433

Lakeland Bancorp, Inc.	3,940	68,477

Lakeland Financial Corp.	2,121	103,781

LCNB Corp.	1,068	20,612

Level One Bancorp, Inc.	443	11,146

Live Oak Bancshares, Inc. (2)	1,938	36,841

Macatawa Bank Corp.	2,061	22,939

Mackinac Financial Corp.	813	14,195

MainStreet Bancshares, Inc. (1)	626	14,398

Malvern Bancorp, Inc. (1)	564	13,023

Mercantile Bank Corp.	1,239	45,186

Metrocity Bankshares, Inc.	1,365	23,901

Metropolitan Bank Holding Corp. (1)	542	26,141

Mid Penn Bancorp, Inc.	399	11,491

Midland States Bancorp, Inc.	1,739	50,361

MidWestOne Financial Group, Inc.	980	35,505

MutualFirst Financial, Inc.	424	16,820

MVB Financial Corp.	740	18,441

National Bank Holdings Corp., Class A	2,417	85,127

National Bankshares, Inc.	531	23,858

NBT Bancorp, Inc.	3,663	148,571

Nicolet Bankshares, Inc. (1)	802	59,228

Northeast Bank	637	14,008

Northrim BanCorp, Inc.	525	20,107

Norwood Financial Corp.	502	19,528

Oak Valley Bancorp	573	11,151

OFG Bancorp	4,325	102,113

Ohio Valley Banc Corp.	358	14,184

Old National Bancorp	14,955	273,527

Old Second Bancorp, Inc.	2,274	30,631

Opus Bank	1,820	47,083

Origin Bancorp, Inc. (2)	1,666	63,041

Orrstown Financial Services, Inc.	900	20,358

Pacific Mercantile Bancorp (1)	1,193	9,687

Security	Shares	Value

Banks (continued)

Pacific Premier Bancorp, Inc.	5,168	$168,503

Park National Corp.	1,149	117,635

Parke Bancorp, Inc.	552	14,015

PCB Bancorp	976	16,865

Peapack Gladstone Financial Corp.	1,655	51,139

Penns Woods Bancorp, Inc.	622	22,118

Peoples Bancorp of North Carolina, Inc.	408	13,403

Peoples Bancorp, Inc.	1,418	49,148

Peoples Financial Services Corp.	676	34,037

People’s Utah Bancorp	1,248	37,590

Preferred Bank	1,229	73,851

Premier Financial Bancorp, Inc.	911	16,526

QCR Holdings, Inc.	1,290	56,579

RBB Bancorp	1,147	24,282

Red River Bancshares, Inc. (1)	422	23,657

Reliant Bancorp, Inc.	609	13,544

Renasant Corp.	4,869	172,460

Republic Bancorp, Inc., Class A	907	42,448

Republic First Bancorp, Inc. (1)	4,071	17,017

Richmond Mutual Bancorporation, Inc. (1)	1,092	17,428

S&T Bancorp, Inc.	3,252	131,023

Sandy Spring Bancorp, Inc.	3,090	117,049

SB One Bancorp	601	14,977

Seacoast Banking Corp. of Florida (1)	4,301	131,482

Select Bancorp, Inc. (1)	954	11,734

ServisFirst Bancshares, Inc.	4,180	157,502

Shore Bancshares, Inc.	977	16,961

Sierra Bancorp	1,243	36,196

Silvergate Capital Corp., Class A (1)	275	4,375

Simmons First National Corp., Class A	7,977	213,704

SmartFinancial, Inc.	1,098	25,968

South Plains Financial, Inc.	868	18,115

South State Corp.	2,956	256,433

Southern First Bancshares, Inc. (1)	613	26,046

Southern National Bancorp of Virginia, Inc.	1,573	25,719

Southside Bancshares, Inc.	2,786	103,472

Spirit of Texas Bancshares, Inc. (1)	1,176	27,048

Stock Yards Bancorp, Inc.	1,843	75,674

Summit Financial Group, Inc.	955	25,871

Tompkins Financial Corp.	1,253	114,649

TowneBank	5,819	161,885

TriCo Bancshares	2,280	93,047

TriState Capital Holdings, Inc. (1)	1,979	51,691

Triumph Bancorp, Inc. (1)	1,993	75,774

Trustmark Corp.	5,505	189,978

UMB Financial Corp.	3,879	266,255

9	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Banks (continued)

Union Bankshares, Inc.	303	$10,987

United Bankshares, Inc.	8,520	329,383

United Community Banks, Inc.	6,890	212,763

United Security Bancshares	1,143	12,264

Unity Bancorp, Inc.	677	15,280

Univest Financial Corp.	2,279	61,032

Valley National Bancorp	33,841	387,479

Veritex Holdings, Inc.	4,496	130,968

Washington Trust Bancorp, Inc.	1,232	66,269

WesBanco, Inc.	5,658	213,816

West Bancorporation, Inc.	1,387	35,549

Westamerica BanCorp.	2,275	154,177

		$17,762,323

Beverages — 0.3%

Boston Beer Co., Inc. (The), Class A (1)(2)	734	$277,342

Celsius Holdings, Inc. (1)	1,928	9,312

Coca-Cola Consolidated, Inc.	389	110,496

Craft Brew Alliance, Inc. (1)	855	14,108

MGP Ingredients, Inc. (2)	1,083	52,471

National Beverage Corp. (1)(2)	989	50,459

New Age Beverages Corp. (1)(2)	6,381	11,613

Primo Water Corp. (1)(2)	2,722	30,554

		$556,355

Biotechnology — 7.4%

89bio, Inc. (1)	255	$6,704

Abeona Therapeutics, Inc. (1)	2,704	8,842

ACADIA Pharmaceuticals, Inc. (1)(2)	9,675	413,896

Acceleron Pharma, Inc. (1)	3,829	203,014

Achillion Pharmaceuticals, Inc. (1)	11,893	71,715

Acorda Therapeutics, Inc. (1)	3,713	7,575

Adamas Pharmaceuticals, Inc. (1)	1,883	7,137

ADMA Biologics, Inc. (1)	4,185	16,740

Aduro Biotech, Inc. (1)	5,545	6,543

Adverum Biotechnologies, Inc. (1)	4,398	50,665

Aeglea BioTherapeutics, Inc. (1)	1,379	10,536

Affimed NV (1)	5,312	14,555

Agenus, Inc. (1)	9,008	36,663

AgeX Therapeutics, Inc. (1)(2)	600	1,092

Aimmune Therapeutics, Inc. (1)(2)	3,876	129,730

Akcea Therapeutics, Inc. (1)(2)	1,275	21,599

Akebia Therapeutics, Inc. (1)(2)	10,148	64,135

Akero Therapeutics, Inc. (1)	400	8,878

Albireo Pharma, Inc. (1)	688	17,489

Security	Shares	Value

Biotechnology (continued)

Aldeyra Therapeutics, Inc. (1)	1,388	$8,064

Alector, Inc. (1)(2)	2,519	43,402

Allakos, Inc. (1)(2)	1,711	163,161

Allogene Therapeutics, Inc. (1)(2)	3,351	87,059

AMAG Pharmaceuticals, Inc. (1)(2)	3,012	36,656

Amicus Therapeutics, Inc. (1)	22,362	217,806

AnaptysBio, Inc. (1)	2,097	34,076

Anavex Life Sciences Corp. (1)(2)	3,787	9,808

Anika Therapeutics, Inc. (1)	1,202	62,324

Apellis Pharmaceuticals, Inc. (1)	4,140	126,767

Applied Therapeutics, Inc. (1)(2)	549	14,977

Aprea Therapeutics, Inc. (1)	555	25,469

Arcus Biosciences, Inc. (1)	2,532	25,573

Ardelyx, Inc. (1)	3,393	25,464

Arena Pharmaceuticals, Inc. (1)	4,389	199,348

ArQule, Inc. (1)	9,797	195,548

Arrowhead Pharmaceuticals, Inc. (1)(2)	8,120	515,052

Assembly Biosciences, Inc. (1)	1,696	34,700

Atara Biotherapeutics, Inc. (1)	4,491	73,967

Athenex, Inc. (1)(2)	5,678	86,703

Athersys, Inc. (1)(2)	11,234	13,818

Atreca, Inc., Class A (1)(2)	550	8,509

Audentes Therapeutics, Inc. (1)	3,930	235,171

Avid Bioservices, Inc. (1)	4,695	36,011

Avrobio, Inc. (1)	1,713	34,483

Axcella Health, Inc. (1)(2)	145	581

Baudax Bio, Inc. (1)	478	3,308

Beyondspring, Inc. (1)(2)	944	14,632

BioCryst Pharmaceuticals, Inc. (1)(2)	12,730	43,918

Biohaven Pharmaceutical Holding Co., Ltd. (1)	3,460	188,362

BioSpecifics Technologies Corp. (1)	496	28,242

Bioxcel Therapeutics, Inc. (1)	531	7,758

Blueprint Medicines Corp. (1)(2)	4,267	341,829

Bridgebio Pharma, Inc. (1)	1,878	65,824

Cabaletta Bio, Inc. (1)	560	7,823

Calithera Biosciences, Inc. (1)	4,050	23,125

Calyxt, Inc. (1)(2)	700	4,907

CareDx, Inc. (1)	3,511	75,732

CASI Pharmaceuticals, Inc. (1)(2)	4,345	13,426

Castle Biosciences, Inc. (1)	310	10,655

Catalyst Pharmaceuticals, Inc. (1)	9,063	33,986

CEL-SCI Corp. (1)	2,325	21,274

Celcuity, Inc. (1)(2)	240	2,554

Cellular Biomedicine Group, Inc. (1)	958	15,558

Centogene NV (1)	160	1,611

Checkpoint Therapeutics, Inc. (1)	2,033	3,497

10	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Biotechnology (continued)

ChemoCentryx, Inc. (1)	3,509	$138,781

Chimerix, Inc. (1)	3,539	7,184

Clovis Oncology, Inc. (1)(2)	3,967	41,356

Coherus Biosciences, Inc. (1)(2)	5,288	95,210

Concert Pharmaceuticals, Inc. (1)	1,527	14,087

Constellation Pharmaceuticals, Inc. (1)(2)	1,306	61,526

Corbus Pharmaceuticals Holdings, Inc. (1)(2)	3,888	21,228

Cortexyme, Inc. (1)(2)	978	54,905

Crinetics Pharmaceuticals, Inc. (1)(2)	952	23,886

Cue Biopharma, Inc. (1)	1,576	25,019

Cyclerion Therapeutics, Inc. (1)(2)	2,036	5,538

Cytokinetics, Inc. (1)(2)	4,685	49,708

CytomX Therapeutics, Inc. (1)	3,689	30,656

Deciphera Pharmaceuticals, Inc. (1)	1,576	98,090

Denali Therapeutics, Inc. (1)(2)	4,193	73,042

Dicerna Pharmaceuticals, Inc. (1)	4,450	98,033

Dynavax Technologies Corp. (1)(2)	6,886	39,388

Eagle Pharmaceuticals, Inc. (1)	867	52,089

Editas Medicine, Inc. (1)(2)	4,234	125,369

Eidos Therapeutics, Inc. (1)	939	53,889

Eiger BioPharmaceuticals, Inc. (1)	2,068	30,813

Emergent BioSolutions, Inc. (1)	3,967	214,020

Enanta Pharmaceuticals, Inc. (1)	1,508	93,164

Enochian Biosciences, Inc. (1)(2)	355	1,782

Epizyme, Inc. (1)(2)	6,653	163,664

Esperion Therapeutics, Inc. (1)(2)	2,166	129,159

Evelo Biosciences, Inc. (1)	1,133	4,600

Exagen, Inc. (1)	285	7,239

Fate Therapeutics, Inc. (1)	5,214	102,038

FibroGen, Inc. (1)	6,777	290,666

Five Prime Therapeutics, Inc. (1)	2,790	12,806

Flexion Therapeutics, Inc. (1)(2)	2,654	54,938

Forty Seven, Inc. (1)	1,961	77,205

Frequency Therapeutics, Inc. (1)	494	8,660

G1 Therapeutics, Inc. (1)(2)	2,920	77,176

Galectin Therapeutics, Inc. (1)	2,845	8,137

Galera Therapeutics, Inc. (1)	145	1,908

Geron Corp. (1)(2)	13,270	18,047

Global Blood Therapeutics, Inc. (1)(2)	5,062	402,378

GlycoMimetics, Inc. (1)	2,997	15,854

Gossamer Bio, Inc. (1)(2)	3,566	55,737

Gritstone Oncology, Inc. (1)(2)	2,176	19,519

Halozyme Therapeutics, Inc. (1)	12,201	216,324

Harpoon Therapeutics, Inc. (1)	637	9,421

Heron Therapeutics, Inc. (1)(2)	7,225	169,787

Homology Medicines, Inc. (1)(2)	2,088	43,222

Security	Shares	Value

Biotechnology (continued)

Hookipa Pharma, Inc. (1)(2)	184	$2,250

IGM Biosciences, Inc. (1)	426	16,256

ImmunoGen, Inc. (1)	11,811	60,295

Immunomedics, Inc. (1)(2)	15,377	325,377

Inovio Pharmaceuticals, Inc. (1)(2)	6,941	22,905

Insmed, Inc. (1)(2)	7,785	185,906

Intellia Therapeutics, Inc. (1)(2)	3,046	44,685

Intercept Pharmaceuticals, Inc. (1)(2)	2,193	271,757

Intrexon Corp. (1)(2)	5,972	32,727

Invitae Corp. (1)(2)	7,411	119,539

Iovance Biotherapeutics, Inc. (1)	10,075	278,876

Ironwood Pharmaceuticals, Inc. (1)(2)	13,086	174,175

Jounce Therapeutics, Inc. (1)	1,233	10,764

Kadmon Holdings, Inc. (1)(2)	13,434	60,856

KalVista Pharmaceuticals, Inc. (1)(2)	1,030	18,344

Karuna Therapeutics, Inc. (1)(2)	380	28,629

Karyopharm Therapeutics, Inc. (1)	4,886	93,665

Kezar Life Sciences, Inc. (1)	1,038	4,162

Kindred Biosciences, Inc. (1)	2,568	21,777

Kiniksa Pharmaceuticals, Ltd., Class A (1)	975	10,784

Kodiak Sciences, Inc. (1)(2)	2,049	147,426

Krystal Biotech, Inc. (1)	916	50,728

Kura Oncology, Inc. (1)	2,853	39,229

La Jolla Pharmaceutical Co. (1)	1,535	6,033

Lexicon Pharmaceuticals, Inc. (1)(2)	3,782	15,695

Ligand Pharmaceuticals, Inc. (1)(2)	1,471	153,411

Lineage Cell Therapeutics, Inc. (2)	6,005	5,344

LogicBio Therapeutics, Inc. (1)(2)	670	4,824

MacroGenics, Inc. (1)	4,075	44,336

Madrigal Pharmaceuticals, Inc. (1)(2)	687	62,593

Magenta Therapeutics, Inc. (1)(2)	1,188	18,010

MannKind Corp. (1)(2)	11,365	14,661

Marker Therapeutics, Inc. (1)(2)	2,391	6,886

Medicines Co. (The) (1)(2)	6,457	548,458

MediciNova, Inc. (1)(2)	3,274	22,067

MEI Pharma, Inc. (1)	6,012	14,910

MeiraGTx Holdings PLC (1)	1,306	26,146

Mersana Therapeutics, Inc. (1)	3,004	17,213

Millendo Therapeutics, Inc. (1)	829	5,587

Minerva Neurosciences, Inc. (1)	2,206	15,685

Mirati Therapeutics, Inc. (1)(2)	2,373	305,785

Mirum Pharmaceuticals, Inc. (1)(2)	225	5,517

Molecular Templates, Inc. (1)	1,423	19,901

Momenta Pharmaceuticals, Inc. (1)	8,604	169,757

Morphic Holding, Inc. (1)(2)	400	6,864

Mustang Bio, Inc. (1)	1,620	6,610

11	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Biotechnology (continued)

Myriad Genetics, Inc. (1)	6,149	$167,437

Natera, Inc. (1)	5,357	180,477

Neon Therapeutics, Inc. (1)	485	572

NextCure, Inc. (1)	1,210	68,159

Novavax, Inc. (1)(2)	1,636	6,511

Oncocyte Corp. (1)(2)	1,896	4,266

OPKO Health, Inc. (1)(2)	33,101	48,658

Organogenesis Holdings, Inc. (1)	930	4,473

Oyster Point Pharma, Inc. (1)	485	11,853

Palatin Technologies, Inc. (1)(2)	16,946	13,255

PDL BioPharma, Inc. (1)	9,974	32,366

Pfenex, Inc. (1)	2,583	28,361

PhaseBio Pharmaceuticals, Inc. (1)(2)	1,211	7,399

Pieris Pharmaceuticals, Inc. (1)	3,015	10,914

PolarityTE, Inc. (1)	503	1,308

Portola Pharmaceuticals, Inc. (1)(2)	6,565	156,772

Precision BioSciences, Inc. (1)(2)	3,088	42,892

Prevail Therapeutics, Inc. (1)(2)	616	9,751

Principia Biopharma, Inc. (1)	1,581	86,607

Progenics Pharmaceuticals, Inc. (1)	7,261	36,958

Protagonist Therapeutics, Inc. (1)	1,337	9,426

Prothena Corp. PLC (1)	3,249	51,432

PTC Therapeutics, Inc. (1)	5,192	249,372

Puma Biotechnology, Inc. (1)(2)	2,522	22,067

Ra Pharmaceuticals, Inc. (1)	3,058	143,512

Radius Health, Inc. (1)(2)	3,845	77,515

Rapt Therapeutics, Inc. (1)	135	3,727

REGENXBIO, Inc. (1)(2)	2,841	116,396

Replimune Group, Inc. (1)	616	8,840

Retrophin, Inc. (1)	3,493	49,601

Rhythm Pharmaceuticals, Inc. (1)(2)	2,515	57,744

Rigel Pharmaceuticals, Inc. (1)	12,610	26,985

Rocket Pharmaceuticals, Inc. (1)(2)	2,549	58,015

Rubius Therapeutics, Inc. (1)(2)	2,811	26,704

Sangamo Therapeutics, Inc. (1)(2)	9,803	82,051

Savara, Inc. (1)(2)	2,257	10,111

Scholar Rock Holding Corp. (1)(2)	1,228	16,185

Seres Therapeutics, Inc. (1)	3,205	11,057

Solid Biosciences, Inc. (1)(2)	1,002	4,459

Sorrento Therapeutics, Inc. (1)(2)	9,475	32,025

Spectrum Pharmaceuticals, Inc. (1)	9,499	34,576

Spero Therapeutics, Inc. (1)	500	4,808

SpringWorks Therapeutics, Inc. (1)	897	34,526

Stemline Therapeutics, Inc. (1)(2)	3,938	41,861

Stoke Therapeutics, Inc. (1)	761	21,552

Sutro Biopharma, Inc. (1)	525	5,775

Security	Shares	Value

Biotechnology (continued)

Syndax Pharmaceuticals, Inc. (1)	1,000	$8,780

Synlogic, Inc. (1)	1,223	3,155

Synthorx, Inc. (1)	798	55,772

Syros Pharmaceuticals, Inc. (1)	2,602	17,980

TCR2 Therapeutics, Inc. (1)	974	13,909

TG Therapeutics, Inc. (1)(2)	6,740	74,814

Tocagen, Inc. (1)(2)	1,527	814

Translate Bio, Inc. (1)(2)	2,436	19,829

Turning Point Therapeutics (1)(2)	2,380	148,250

Twist Bioscience Corp. (1)	1,859	39,039

Tyme Technologies, Inc. (1)(2)	6,120	8,568

Ultragenyx Pharmaceutical, Inc. (1)(2)	4,646	198,431

UNITY Biotechnology, Inc. (1)(2)	2,053	14,802

UroGen Pharma, Ltd. (1)(2)	1,653	55,161

Vanda Pharmaceuticals, Inc. (1)	4,281	70,251

VBI Vaccines, Inc. (1)(2)	7,403	10,216

Veracyte, Inc. (1)(2)	4,016	112,127

Vericel Corp. (1)	3,863	67,216

Viela Bio, Inc. (1)	469	12,733

Viking Therapeutics, Inc. (1)(2)	5,553	44,535

Vir Biotechnology, Inc. (1)	620	7,797

Voyager Therapeutics, Inc. (1)	2,021	28,193

X4 Pharmaceuticals, Inc. (1)	987	10,561

XBiotech, Inc. (1)(2)	1,474	27,512

Xencor, Inc. (1)(2)	4,142	142,443

Y-mAbs Therapeutics, Inc. (1)	2,029	63,406

ZIOPHARM Oncology, Inc. (1)(2)	13,722	64,768

		$14,615,052

Building Products — 1.4%

AAON, Inc.	3,489	$172,392

Advanced Drainage Systems, Inc.	3,730	144,873

American Woodmark Corp. (1)	1,481	154,779

Apogee Enterprises, Inc.	2,204	71,630

Armstrong Flooring, Inc. (1)	1,823	7,784

Builders FirstSource, Inc. (1)	9,970	253,338

Caesarstone, Ltd.	1,950	29,387

Continental Building Products, Inc. (1)	3,099	112,897

Cornerstone Building Brands, Inc. (1)	3,510	29,870

CSW Industrials, Inc.	1,308	100,716

Gibraltar Industries, Inc. (1)	2,724	137,399

Griffon Corp.	3,034	61,681

Insteel Industries, Inc.	1,366	29,355

JELD-WEN Holding, Inc. (1)	5,765	134,959

Masonite International Corp. (1)	2,187	157,923

Patrick Industries, Inc.	1,955	102,501

12	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Building Products (continued)

PGT Innovations, Inc. (1)	4,695	$70,002

Quanex Building Products Corp.	3,015	51,496

Simpson Manufacturing Co., Inc.	3,936	315,785

Trex Co., Inc. (1)(2)	5,022	451,377

Universal Forest Products, Inc.	5,184	247,277

		$2,837,421

Capital Markets — 1.3%

Ares Management Corp., Class A	6,138	$219,065

Artisan Partners Asset Management, Inc., Class A	4,258	137,619

Assetmark Financial Holdings, Inc.	1,145	33,228

Associated Capital Group, Inc., Class A (2)	224	8,781

B. Riley Financial, Inc.	1,801	45,349

Blucora, Inc. (1)	4,225	110,441

BrightSphere Investment Group, Inc.	6,175	63,108

Cohen & Steers, Inc.	2,001	125,583

Cowen, Inc., Class A (1)	2,148	33,831

Diamond Hill Investment Group, Inc.	250	35,115

Donnelley Financial Solutions, Inc. (1)	2,855	29,892

Federated Investors, Inc., Class B	8,411	274,114

Focus Financial Partners, Inc., Class A (1)	2,587	76,239

GAIN Capital Holdings, Inc. (2)	1,604	6,336

GAMCO Investors, Inc., Class A	342	6,666

Greenhill & Co., Inc.	1,714	29,275

Hamilton Lane, Inc., Class A	1,868	111,333

Houlihan Lokey, Inc., Class A	3,600	175,932

INTL FCStone, Inc. (1)	1,391	67,923

Ladenburg Thalmann Financial Services, Inc.	8,462	29,448

Moelis & Co., Class A	4,043	129,053

Oppenheimer Holdings, Inc., Class A	932	25,611

Piper Jaffray Cos.	1,194	95,448

PJT Partners, Inc., Class A	1,985	89,583

Pzena Investment Management, Inc., Class A	1,231	10,611

Safeguard Scientifics, Inc.	1,902	20,884

Sculptor Capital Management, Inc.	1,486	32,841

Siebert Financial Corp. (1)	596	5,155

Silvercrest Asset Management Group, Inc., Class A	548	6,894

Stifel Financial Corp.	5,713	346,493

Value Line, Inc.	91	2,631

Virtus Investment Partners, Inc.	589	71,693

Waddell & Reed Financial, Inc., Class A (2)	6,178	103,296

Westwood Holdings Group, Inc.	603	17,861

WisdomTree Investments, Inc.	11,656	56,415

		$2,633,747

Security	Shares	Value

Chemicals — 1.7%

Advanced Emissions Solutions, Inc. (2)	1,851	$19,435

AdvanSix, Inc. (1)	2,631	52,515

American Vanguard Corp.	2,506	48,792

Amyris, Inc. (1)(2)	5,121	15,824

Balchem Corp.	2,818	286,393

Chase Corp.	627	74,287

Ferro Corp. (1)	7,188	106,598

Flotek Industries, Inc. (1)	4,728	9,456

FutureFuel Corp.	1,874	23,219

GCP Applied Technologies, Inc. (1)	4,589	104,216

Hawkins, Inc.	749	34,312

HB Fuller Co. (2)	4,475	230,776

Ingevity Corp. (1)	3,673	320,947

Innophos Holdings, Inc.	1,613	51,584

Innospec, Inc.	2,126	219,913

Intrepid Potash, Inc. (1)	8,313	22,528

Koppers Holdings, Inc. (1)	1,571	60,044

Kraton Corp. (1)	2,659	67,326

Kronos Worldwide, Inc.	1,877	25,152

Livent Corp. (1)(2)	12,684	108,448

LSB Industries, Inc. (1)	1,588	6,670

Marrone Bio Innovations, Inc. (1)	4,928	4,977

Minerals Technologies, Inc.	2,994	172,544

OMNOVA Solutions, Inc. (1)	3,910	39,530

Orion Engineered Carbons SA	5,256	101,441

PolyOne Corp.	6,743	248,075

PQ Group Holdings, Inc. (1)	3,089	53,069

Quaker Chemical Corp.	1,117	183,769

Rayonier Advanced Materials, Inc.	4,190	16,090

Sensient Technologies Corp.	3,703	244,731

Stepan Co.	1,782	182,548

Trecora Resources (1)	1,798	12,856

Tredegar Corp.	2,145	47,941

Trinseo SA	3,353	124,765

Tronox Holdings PLC, Class A	7,808	89,167

Valhi, Inc.	1,474	2,756

		$3,412,694

Commercial Services & Supplies — 2.6%

ABM Industries, Inc.	5,683	$214,306

ACCO Brands Corp.	8,823	82,583

Advanced Disposal Services, Inc. (1)	6,349	208,692

Brady Corp., Class A	4,179	239,290

BrightView Holdings, Inc. (1)	2,671	45,060

Brink’s Co. (The)	4,361	395,455

13	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Commercial Services & Supplies (continued)

Casella Waste Systems, Inc., Class A (1)	3,899	$179,471

CECO Environmental Corp. (1)	2,281	17,472

Charah Solutions, Inc. (1)(2)	610	1,488

Cimpress PLC (1)(2)	1,712	215,318

CompX International, Inc.	124	1,809

Covanta Holding Corp.	10,319	153,134

Deluxe Corp.	3,758	187,599

Ennis, Inc.	2,271	49,167

Harsco Corp. (1)	6,801	156,491

Healthcare Services Group, Inc.	6,468	157,302

Heritage-Crystal Clean, Inc. (1)	1,244	39,024

Herman Miller, Inc.	5,154	214,664

HNI Corp.	3,661	137,141

Interface, Inc.	5,094	84,509

Kimball International, Inc., Class B	2,797	57,814

Knoll, Inc.	4,151	104,854

Matthews International Corp., Class A	2,709	103,403

McGrath RentCorp	2,127	162,801

Mobile Mini, Inc.	3,826	145,044

MSA Safety, Inc.	3,077	388,810

NL Industries, Inc. (1)	532	2,080

PICO Holdings, Inc. (1)	1,974	21,951

Pitney Bowes, Inc. (2)	15,446	62,247

Quad / Graphics, Inc.	2,476	11,563

RR Donnelley & Sons Co. (2)	6,159	24,328

SP Plus Corp. (1)	1,895	80,405

Steelcase, Inc., Class A	7,435	152,120

Team, Inc. (1)(2)	2,411	38,504

Tetra Tech, Inc.	4,778	411,672

UniFirst Corp.	1,322	267,018

US Ecology, Inc.	2,060	119,295

Viad Corp.	1,775	119,813

VSE Corp.	650	24,726

		$5,078,423

Communications Equipment — 1.0%

Acacia Communications, Inc. (1)	3,332	$225,943

ADTRAN, Inc.	4,115	40,697

Applied Optoelectronics, Inc. (1)(2)	1,515	17,998

CalAmp Corp. (1)	3,105	29,746

Calix, Inc. (1)	4,105	32,840

Cambium Networks Corp. (1)	360	3,146

Casa Systems, Inc. (1)	2,241	9,166

Clearfield, Inc. (1)	1,022	14,247

Comtech Telecommunications Corp.	2,055	72,932

DASAN Zhone Solutions, Inc. (1)	513	4,545

Security	Shares	Value

Communications Equipment (continued)

Digi International, Inc. (1)	2,313	$40,986

Extreme Networks, Inc. (1)	9,584	70,634

Harmonic, Inc. (1)	7,210	56,238

Infinera Corp. (1)(2)	15,265	121,204

Inseego Corp. (1)(2)	3,931	28,814

InterDigital, Inc.	2,697	146,960

KVH Industries, Inc. (1)	1,491	16,595

Lumentum Holdings, Inc. (1)	6,644	526,869

NETGEAR, Inc. (1)	2,672	65,491

NetScout Systems, Inc. (1)	6,378	153,519

Plantronics, Inc. (2)	2,716	74,256

Ribbon Communications, Inc. (1)	4,404	13,652

TESSCO Technologies, Inc.	546	6,126

Viavi Solutions, Inc. (1)	20,045	300,675

		$2,073,279

Construction & Engineering — 1.0%

Aegion Corp. (1)	2,830	$63,307

Ameresco, Inc., Class A (1)	1,930	33,775

Arcosa, Inc.	4,248	189,248

Argan, Inc.	1,155	46,362

Comfort Systems USA, Inc.	3,196	159,321

Concrete Pumping Holdings, Inc. (1)(2)	980	5,361

Construction Partners, Inc., Class A (1)	1,060	17,882

Dycom Industries, Inc. (1)	2,549	120,185

EMCOR Group, Inc.	4,880	421,144

Granite Construction, Inc. (2)	3,992	110,459

Great Lakes Dredge & Dock Corp. (1)	5,123	58,044

IES Holdings, Inc. (1)	610	15,653

MasTec, Inc. (1)	5,243	336,391

MYR Group, Inc. (1)	1,414	46,082

Northwest Pipe Co. (1)	837	27,880

NV5 Global, Inc. (1)	775	39,099

Primoris Services Corp.	3,859	85,824

Sterling Construction Co., Inc. (1)	2,268	31,933

Tutor Perini Corp. (1)	3,186	40,972

Willscot Corp. (1)	4,448	82,243

		$1,931,165

Construction Materials — 0.2%

Forterra, Inc. (1)	1,612	$18,635

Summit Materials, Inc., Class A (1)	9,887	236,299

United States Lime & Minerals, Inc.	156	14,087

US Concrete, Inc. (1)	1,337	55,699

		$324,720

14	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Consumer Finance — 0.5%

Curo Group Holdings Corp. (1)(2)	974	$11,863

Elevate Credit, Inc. (1)	1,265	5,629

Encore Capital Group, Inc. (1)(2)	2,642	93,421

Enova International, Inc. (1)	2,903	69,846

EZCORP, Inc., Class A (1)	4,319	29,456

FirstCash, Inc.	3,681	296,799

Green Dot Corp., Class A (1)	4,218	98,280

LendingClub Corp. (1)	5,781	72,956

Medallion Financial Corp. (1)	1,820	13,231

Nelnet, Inc., Class A	1,533	89,282

PRA Group, Inc. (1)(2)	3,955	143,567

Regional Management Corp. (1)	935	28,078

World Acceptance Corp. (1)	470	40,608

		$993,016

Containers & Packaging — 0.1%

Greif, Inc., Class A	2,211	$97,726

Greif, Inc., Class B	446	23,090

Myers Industries, Inc.	3,117	51,992

UFP Technologies, Inc. (1)	499	24,755

		$197,563

Distributors — 0.1%

Core-Mark Holding Co., Inc.	3,796	$103,213

Funko, Inc., Class A (1)(2)	1,464	25,122

Greenlane Holdings, Inc., Class A (1)(2)	547	1,781

Weyco Group, Inc.	562	14,865

		$144,981

Diversified Consumer Services — 0.8%

Adtalem Global Education, Inc. (1)	4,632	$161,981

American Public Education, Inc. (1)	1,323	36,237

Carriage Services, Inc.	1,443	36,941

Chegg, Inc. (1)	10,166	385,393

Collectors Universe, Inc.	706	16,273

Houghton Mifflin Harcourt Co. (1)	9,080	56,750

K12, Inc. (1)	3,081	62,698

Laureate Education, Inc., Class A (1)	10,150	178,741

OneSpaWorld Holdings, Ltd. (1)(2)	4,007	67,478

Perdoceo Education Corp. (1)	5,930	109,053

Regis Corp. (1)	2,003	35,794

Select Interior Concepts, Inc., Class A (1)	1,888	16,973

Strategic Education, Inc.	1,874	297,779

Weight Watchers International, Inc. (1)	3,995	152,649

		$1,614,740

Security	Shares	Value

Diversified Financial Services — 0.2%

Banco Latinoamericano de Comercio Exterior SA	2,614	$55,887

Cannae Holdings, Inc. (1)	5,905	219,607

FGL Holdings	12,744	135,724

GWG Holdings, Inc. (1)(2)	160	1,571

Marlin Business Services Corp.	795	17,474

On Deck Capital, Inc. (1)	5,807	24,041

		$454,304

Diversified Telecommunication Services — 0.5%

Anterix, Inc. (2)	782	$33,790

ATN International, Inc.	967	53,562

Bandwidth, Inc., Class A (1)(2)	1,419	90,887

Cincinnati Bell, Inc. (1)(2)	3,835	40,152

Cogent Communications Holdings, Inc.	3,590	236,258

Consolidated Communications Holdings, Inc. (2)	5,584	21,666

Frontier Communications Corp. (1)(2)	8,904	7,921

IDT Corp., Class B (1)	1,470	10,599

Intelsat SA (1)(2)	5,730	40,282

Iridium Communications, Inc. (1)	8,418	207,420

Ooma, Inc. (1)	1,488	19,686

ORBCOMM, Inc. (1)	5,583	23,504

Pareteum Corp. (1)(2)	9,476	4,144

Vonage Holdings Corp. (1)	18,939	140,338

		$930,209

Electric Utilities — 0.9%

ALLETE, Inc.	4,534	$368,025

El Paso Electric Co.	3,548	240,874

Genie Energy, Ltd., Class B	1,269	9,809

MGE Energy, Inc.	3,067	241,741

Otter Tail Corp.	3,441	176,489

PNM Resources, Inc.	6,941	351,978

Portland General Electric Co.	7,857	438,342

Spark Energy, Inc., Class A (2)	1,012	9,341

		$1,836,599

Electrical Equipment — 0.9%

Allied Motion Technologies, Inc.	482	$23,377

American Superconductor Corp. (1)(2)	1,853	14,546

Atkore International Group, Inc. (1)	3,944	159,574

AZZ, Inc.	2,237	102,790

Bloom Energy Corp., Class A (1)	4,863	36,327

Encore Wire Corp.	1,778	102,057

Energous Corp. (1)(2)	1,605	2,841

EnerSys	3,721	278,442

15	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Electrical Equipment (continued)

Generac Holdings, Inc. (1)	5,229	$525,985

Plug Power, Inc. (1)(2)	19,616	61,987

Powell Industries, Inc.	811	39,731

Preformed Line Products Co.	222	13,398

Sunrun, Inc. (1)(2)	9,929	137,119

Thermon Group Holdings, Inc. (1)	2,669	71,529

TPI Composites, Inc. (1)(2)	2,500	46,275

Vicor Corp. (1)	1,422	66,436

Vivint Solar, Inc. (1)(2)	3,275	23,777

		$1,706,191

Electronic Equipment, Instruments & Components — 2.4%

Airgain, Inc. (1)	816	$8,723

Akoustis Technologies, Inc. (1)	2,215	17,720

Anixter International, Inc. (1)	2,667	245,631

Arlo Technologies, Inc. (1)	6,268	26,388

AVX Corp.	4,115	84,234

Badger Meter, Inc.	2,464	159,988

Bel Fuse, Inc., Class B	968	19,844

Belden, Inc.	3,395	186,725

Benchmark Electronics, Inc.	3,272	112,426

Coda Octopus Group, Inc. (1)(2)	409	3,423

CTS Corp.	2,855	85,679

Daktronics, Inc.	2,960	18,026

ePlus, Inc. (1)	1,163	98,029

Fabrinet (1)	3,188	206,710

FARO Technologies, Inc. (1)	1,514	76,230

Fitbit, Inc., Class A (1)	19,650	129,100

II-VI, Inc. (1)	7,794	262,424

Insight Enterprises, Inc. (1)	2,999	210,800

Iteris, Inc. (1)	3,527	17,600

Itron, Inc. (1)	2,995	251,430

KEMET Corp.	5,002	135,304

Kimball Electronics, Inc. (1)	2,097	36,802

Knowles Corp. (1)	6,901	145,956

Methode Electronics, Inc.	3,192	125,605

MTS Systems Corp.	1,475	70,844

Napco Security Technologies, Inc. (1)	1,045	30,713

nLight, Inc. (1)	2,790	56,581

Novanta, Inc. (1)	2,959	261,694

OSI Systems, Inc. (1)	1,463	147,383

PAR Technology Corp. (1)	873	26,836

PC Connection, Inc.	941	46,730

Plexus Corp. (1)	2,529	194,581

Rogers Corp. (1)	1,620	202,063

Sanmina Corp. (1)	5,948	203,659

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)

ScanSource, Inc. (1)	2,089	$77,189

Tech Data Corp. (1)	3,053	438,411

TTM Technologies, Inc. (1)	8,703	130,980

Vishay Intertechnology, Inc.	11,658	248,199

Vishay Precision Group, Inc. (1)	1,011	34,374

Wrap Technologies, Inc. (1)(2)	671	4,288

		$4,839,322

Energy Equipment & Services — 0.9%

Archrock, Inc.	11,297	$113,422

Cactus, Inc., Class A	4,031	138,344

Covia Holdings Corp. (1)(2)	2,723	5,555

Diamond Offshore Drilling, Inc. (1)(2)	5,679	40,832

DMC Global, Inc. (2)	1,092	49,074

Dril-Quip, Inc. (1)	3,073	144,154

Era Group, Inc. (1)	1,735	17,645

Exterran Corp. (1)	2,624	20,546

Forum Energy Technologies, Inc. (1)	6,985	11,735

Frank’s International NV (1)	9,148	47,295

FTS International, Inc. (1)(2)	2,704	2,812

Geospace Technologies Corp. (1)	1,167	19,571

Helix Energy Solutions Group, Inc. (1)	12,468	120,067

Independence Contract Drilling, Inc. (1)	2,336	2,329

KLX Energy Services Holdings, Inc. (1)	1,703	10,967

Liberty Oilfield Services, Inc., Class A (2)	4,426	49,217

Mammoth Energy Services, Inc. (2)	1,056	2,323

Matrix Service Co. (1)	2,252	51,526

McDermott International, Inc. (1)(2)	15,081	10,204

Nabors Industries, Ltd.	31,112	89,603

National Energy Services Reunited Corp. (1)	2,092	19,079

Natural Gas Services Group, Inc. (1)	1,066	13,069

NCS Multistage Holdings, Inc. (1)	969	2,035

Newpark Resources, Inc. (1)	7,671	48,097

NexTier Oilfield Solutions, Inc. (1)	13,416	89,887

Nine Energy Service, Inc. (1)(2)	1,242	9,712

Noble Corp. PLC (1)	21,442	26,159

Oceaneering International, Inc. (1)	8,672	129,300

Oil States International, Inc. (1)	5,061	82,545

Pacific Drilling SA (1)	2,633	10,743

Parker Drilling Co. (1)(2)	823	18,517

ProPetro Holding Corp. (1)	6,820	76,725

RigNet, Inc. (1)	1,109	7,319

RPC, Inc. (2)	5,124	26,850

SEACOR Holdings, Inc. (1)	1,397	60,281

SEACOR Marine Holdings, Inc. (1)	1,248	17,210

Seadrill, Ltd. (1)(2)	5,172	13,137

16	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Energy Equipment & Services (continued)

Select Energy Services, Inc., Class A (1)	5,076	$47,105

Smart Sand, Inc. (1)(2)	1,879	4,735

Solaris Oilfield Infrastructure, Inc., Class A (2)	2,541	35,574

TETRA Technologies, Inc. (1)	9,415	18,453

Tidewater, Inc. (1)	3,229	62,255

US Silica Holdings, Inc. (2)	6,531	40,166

US Well Services, Inc. (1)	1,770	3,345

		$1,809,519

Entertainment — 0.2%

AMC Entertainment Holdings, Inc., Class A (2)	3,946	$28,569

Eros International PLC (1)(2)	6,068	20,571

Gaia, Inc. (1)(2)	1,050	8,390

Glu Mobile, Inc. (1)	9,287	56,186

IMAX Corp. (1)	4,366	89,197

Liberty Braves Group, Series A (1)	713	21,140

Liberty Braves Group, Series C (1)	3,012	88,975

LiveXLive Media, Inc. (1)	2,426	3,748

Marcus Corp. (The)	1,876	59,601

Reading International, Inc., Class A (1)	1,506	16,852

		$393,229

Equity Real Estate Investment Trusts (REITs) — 6.5%

Acadia Realty Trust	7,248	$187,941

Agree Realty Corp.	3,586	251,630

Alexander & Baldwin, Inc.	5,720	119,891

Alexander’s, Inc.	184	60,784

American Assets Trust, Inc.	4,223	193,836

American Finance Trust, Inc.	9,434	125,095

Armada Hoffler Properties, Inc.	4,377	80,318

Ashford Hospitality Trust, Inc.	6,276	17,510

Bluerock Residential Growth REIT, Inc.	1,454	17,521

Braemar Hotels & Resorts, Inc.	2,002	17,878

BRT Apartments Corp.	682	11,574

CareTrust REIT, Inc.	8,148	168,093

CatchMark Timber Trust, Inc., Class A	3,692	42,347

CBL & Associates Properties, Inc. (2)	14,116	14,822

Cedar Realty Trust, Inc.	7,099	20,942

Chatham Lodging Trust	3,800	69,692

CIM Commercial Trust Corp.	118	1,711

City Office REIT, Inc.	4,586	62,003

Clipper Realty, Inc.	1,313	13,918

Community Healthcare Trust, Inc.	1,465	62,790

CoreCivic, Inc.	10,458	181,760

CorEnergy Infrastructure Trust, Inc. (2)	1,103	49,315

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

CorePoint Lodging, Inc.	3,663	$39,121

DiamondRock Hospitality Co.	17,564	194,609

Diversified Healthcare Trust	19,849	167,526

Easterly Government Properties, Inc.	6,397	151,801

EastGroup Properties, Inc.	3,230	428,524

Essential Properties Realty Trust, Inc. (2)	6,639	164,714

Farmland Partners, Inc. (2)	2,798	18,970

First Industrial Realty Trust, Inc.	11,029	457,814

Four Corners Property Trust, Inc.	5,983	168,661

Franklin Street Properties Corp.	9,022	77,228

Front Yard Residential Corp.	4,415	54,481

GEO Group, Inc. (The)	10,121	168,110

Getty Realty Corp.	2,913	95,750

Gladstone Commercial Corp.	2,560	55,962

Gladstone Land Corp. (2)	1,115	14,462

Global Medical REIT, Inc.	2,662	35,218

Global Net Lease, Inc.	7,731	156,785

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (2)	5,564	179,049

Healthcare Realty Trust, Inc.	11,176	372,943

Hersha Hospitality Trust	3,227	46,953

Independence Realty Trust, Inc.	7,851	110,542

Industrial Logistics Properties Trust	5,413	121,359

Innovative Industrial Properties, Inc. (2)	898	68,131

Investors Real Estate Trust	989	71,702

iStar, Inc.	4,942	71,708

Jernigan Capital, Inc. (2)	1,875	35,887

Kite Realty Group Trust	7,232	141,241

Lexington Realty Trust	20,786	220,747

LTC Properties, Inc.	3,459	154,859

Mack-Cali Realty Corp.	7,612	176,066

Monmouth Real Estate Investment Corp.	8,073	116,897

National Health Investors, Inc.	3,678	299,683

National Storage Affiliates Trust	5,194	174,622

New Senior Investment Group, Inc.	7,208	55,141

NexPoint Residential Trust, Inc.	1,658	74,610

Office Properties Income Trust	4,192	134,731

One Liberty Properties, Inc.	1,287	34,994

Pebblebrook Hotel Trust	11,429	306,411

Pennsylvania Real Estate Investment Trust (2)	5,900	31,447

Physicians Realty Trust	16,246	307,699

Piedmont Office Realty Trust, Inc., Class A	11,004	244,729

PotlatchDeltic Corp. (2)	5,812	251,485

Preferred Apartment Communities, Inc., Class A (2)	3,903	51,988

PS Business Parks, Inc.	1,759	290,006

QTS Realty Trust, Inc., Class A	4,809	260,984

Retail Opportunity Investments Corp.	9,833	173,651

17	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Retail Value, Inc.	1,316	$48,429

Rexford Industrial Realty, Inc.	9,568	436,971

RLJ Lodging Trust	14,520	257,294

RPT Realty	6,804	102,332

Ryman Hospitality Properties, Inc.	3,995	346,207

Sabra Health Care REIT, Inc.	16,496	352,025

Safehold, Inc.	887	35,746

Saul Centers, Inc.	978	51,619

Seritage Growth Properties, Class A (2)	2,944	117,996

STAG Industrial, Inc.	11,492	362,802

Summit Hotel Properties, Inc. (2)	8,982	110,838

Sunstone Hotel Investors, Inc.	19,593	272,735

Tanger Factory Outlet Centers, Inc. (2)	7,997	117,796

Terreno Realty Corp.	5,636	305,133

UMH Properties, Inc.	3,128	49,203

Uniti Group, Inc. (2)	16,329	134,061

Universal Health Realty Income Trust	1,113	130,622

Urban Edge Properties	9,798	187,926

Urstadt Biddle Properties, Inc., Class A	2,599	64,559

Washington Prime Group, Inc. (2)	16,051	58,426

Washington Real Estate Investment Trust	7,049	205,690

Whitestone REIT (2)	3,231	44,006

Xenia Hotels & Resorts, Inc.	9,886	213,636

		$12,807,424

Food & Staples Retailing — 0.6%

Andersons, Inc. (The)	2,690	$68,003

BJ’s Wholesale Club Holdings, Inc. (1)(2)	9,766	222,079

Chefs’ Warehouse, Inc. (The) (1)	2,031	77,402

HF Foods Group, Inc. (1)(2)	664	12,948

Ingles Markets, Inc., Class A	1,243	59,055

Natural Grocers by Vitamin Cottage, Inc.	875	8,636

Performance Food Group Co. (1)	8,973	461,930

PriceSmart, Inc.	1,964	139,483

Rite Aid Corp. (1)	4,349	67,279

SpartanNash Co.	3,190	45,426

United Natural Foods, Inc. (1)	4,050	35,478

Village Super Market, Inc., Class A	640	14,848

Weis Markets, Inc.	747	30,246

		$1,242,813

Food Products — 1.2%

Alico, Inc.	267	$9,567

B&G Foods, Inc.	5,687	101,968

BellRing Brands, Inc., Class A (1)	3,419	72,791

Security	Shares	Value

Food Products (continued)

Bridgford Foods Corp. (1)	153	$3,793

Cal-Maine Foods, Inc.	2,682	114,656

Calavo Growers, Inc. (2)	1,424	129,000

Darling Ingredients, Inc. (1)	14,316	401,993

Farmer Bros Co. (1)	847	12,756

Fresh Del Monte Produce, Inc.	2,531	88,534

Freshpet, Inc. (1)	3,024	178,688

Hostess Brands, Inc. (1)	10,500	152,670

J&J Snack Foods Corp.	1,320	243,236

John B. Sanfilippo & Son, Inc.	716	65,357

Lancaster Colony Corp.	1,648	263,845

Landec Corp. (1)	2,282	25,809

Limoneira Co.	1,228	23,614

Sanderson Farms, Inc.	1,738	306,270

Seneca Foods Corp., Class A (1)	594	24,229

Simply Good Foods Co. (The) (1)	7,196	205,374

Tootsie Roll Industries, Inc.	1,396	47,660

		$2,471,810

Gas Utilities — 1.1%

Chesapeake Utilities Corp.	1,388	$133,012

New Jersey Resources Corp.	7,742	345,061

Northwest Natural Holding Co.	2,642	194,795

ONE Gas, Inc.	4,563	426,960

RGC Resources, Inc.	587	16,776

South Jersey Industries, Inc. (2)	8,112	267,534

Southwest Gas Holdings, Inc.	4,744	360,402

Spire, Inc.	4,343	361,815

		$2,106,355

Health Care Equipment & Supplies — 3.6%

Accuray, Inc. (1)	6,420	$18,104

Alphatec Holdings, Inc. (1)	2,633	18,681

AngioDynamics, Inc. (1)	3,206	51,328

Antares Pharma, Inc. (1)	14,209	66,782

Apyx Medical Corp.	2,938	24,855

AtriCure, Inc. (1)	3,162	102,797

Atrion Corp.	121	90,932

Avanos Medical, Inc. (1)	4,156	140,057

AxoGen, Inc. (1)	2,668	47,731

Axonics Modulation Technologies, Inc. (1)(2)	1,340	37,131

BioLife Solutions, Inc. (1)(2)	589	9,530

BioSig Technologies, Inc. (1)(2)	1,382	8,181

Cardiovascular Systems, Inc. (1)	2,986	145,090

Cerus Corp. (1)	10,738	45,314

18	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Conformis, Inc. (1)	5,635	$8,453

CONMED Corp.	2,394	267,721

CryoLife, Inc. (1)	3,149	85,306

CryoPort, Inc. (1)(2)	2,620	43,125

Cutera, Inc. (1)	1,118	40,036

CytoSorbents Corp. (1)(2)	2,668	10,272

ElectroCore, Inc. (1)(2)	480	763

GenMark Diagnostics, Inc. (1)(2)	3,729	17,937

Glaukos Corp. (1)(2)	3,390	184,653

Globus Medical, Inc., Class A (1)	6,625	390,080

Haemonetics Corp. (1)	4,474	514,063

Heska Corp. (1)	603	57,852

Inogen, Inc. (1)	1,598	109,191

Integer Holdings Corp. (1)	2,856	229,708

IntriCon Corp. (1)(2)	564	10,152

Invacare Corp. (2)	2,498	22,532

iRadimed Corp. (1)	282	6,593

iRhythm Technologies, Inc. (1)(2)	2,272	154,701

Lantheus Holdings, Inc. (1)	3,109	63,766

LeMaitre Vascular, Inc.	1,302	46,807

LivaNova PLC (1)	4,245	320,200

Meridian Bioscience, Inc.	3,556	34,742

Merit Medical Systems, Inc. (1)	4,551	142,082

Mesa Laboratories, Inc.	319	79,559

Misonix, Inc. (1)	649	12,078

Natus Medical, Inc. (1)	2,809	92,669

Neogen Corp. (1)	4,475	292,039

Neuronetics, Inc. (1)	1,051	4,719

Nevro Corp. (1)	2,612	307,015

Novocure, Ltd. (1)	7,423	625,536

NuVasive, Inc. (1)	4,526	350,041

OraSure Technologies, Inc. (1)	4,811	38,632

Orthofix Medical, Inc. (1)	1,448	66,869

OrthoPediatrics Corp. (1)	650	30,544

Pulse Biosciences, Inc. (1)	800	10,728

Quidel Corp. (1)	3,013	226,065

Rockwell Medical, Inc. (1)(2)	3,471	8,469

RTI Surgical Holdings, Inc. (1)	4,427	12,130

SeaSpine Holdings Corp. (1)	1,048	12,586

Senseonics Holdings, Inc. (1)(2)	7,040	6,449

Shockwave Medical, Inc. (1)(2)	2,190	96,185

SI-BONE, Inc. (1)	1,391	29,907

Sientra, Inc. (1)	3,217	28,760

Silk Road Medical, Inc. (1)(2)	1,382	55,805

Soliton, Inc. (1)(2)	193	2,119

STAAR Surgical Co. (1)(2)	3,782	133,013

Security	Shares	Value

Health Care Equipment & Supplies (continued)

SurModics, Inc. (1)	1,145	$47,437

Tactile Systems Technology, Inc. (1)	1,512	102,075

Tandem Diabetes Care, Inc. (1)(2)	4,905	292,387

TransEnterix, Inc. (1)(2)	962	1,414

TransMedics Group, Inc. (1)(2)	1,222	23,230

Utah Medical Products, Inc.	296	31,938

Vapotherm, Inc. (1)	1,219	14,823

Varex Imaging Corp. (1)	3,308	98,612

ViewRay, Inc. (1)(2)	5,951	25,113

Wright Medical Group NV (1)	11,023	335,981

Zynex, Inc. (1)(2)	1,374	10,813

		$7,072,988

Health Care Providers & Services — 2.1%

Addus HomeCare Corp. (1)	1,070	$104,025

Amedisys, Inc. (1)	2,740	457,361

American Renal Associates Holdings, Inc. (1)	1,530	15,866

AMN Healthcare Services, Inc. (1)	4,023	250,673

Apollo Medical Holdings, Inc. (1)	575	10,586

Avalon GloboCare Corp. (1)	1,913	3,692

BioTelemetry, Inc. (1)	2,899	134,224

Brookdale Senior Living, Inc. (1)	15,634	113,659

Catasys, Inc. (1)(2)	623	10,161

Community Health Systems, Inc. (1)(2)	8,353	24,224

CorVel Corp. (1)	831	72,596

Cross Country Healthcare, Inc. (1)	2,877	33,431

Diplomat Pharmacy, Inc. (1)	4,672	18,688

Ensign Group, Inc. (The)	4,299	195,046

Enzo Biochem, Inc. (1)	3,092	8,132

Genesis Healthcare, Inc. (1)	7,358	12,067

Hanger, Inc. (1)	3,196	88,241

HealthEquity, Inc. (1)	6,045	447,753

Joint Corp. (The) (1)	1,152	18,593

LHC Group, Inc. (1)	2,632	362,584

Magellan Health, Inc. (1)	1,928	150,866

National HealthCare Corp.	1,074	92,826

National Research Corp., Class A	1,033	68,116

Option Care Health, Inc. (1)	9,711	36,222

Owens & Minor, Inc.	5,393	27,882

Patterson Cos., Inc. (2)	7,112	145,654

Pennant Group, Inc. (The) (1)	2,149	71,067

PetIQ, Inc. (1)(2)	1,614	40,431

Progyny, Inc. (1)	997	27,368

Providence Service Corp. (The) (1)	931	55,097

R1 RCM, Inc. (1)	8,804	114,276

RadNet, Inc. (1)	3,530	71,659

19	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)

Select Medical Holdings Corp. (1)	9,598	$224,017

Surgery Partners, Inc. (1)	2,112	33,063

Tenet Healthcare Corp. (1)	9,038	343,715

Tivity Health, Inc. (1)(2)	4,170	84,839

Triple-S Management Corp., Class B (1)	1,726	31,914

US Physical Therapy, Inc.	1,104	126,242

		$4,126,856

Health Care Technology — 0.9%

Allscripts Healthcare Solutions, Inc. (1)	13,910	$136,527

Castlight Health, Inc., Class B (1)	8,657	11,514

Computer Programs & Systems, Inc.	938	24,763

Evolent Health, Inc., Class A (1)(2)	5,757	52,101

Health Catalyst, Inc.	675	23,422

HealthStream, Inc. (1)	2,289	62,261

HMS Holdings Corp. (1)	7,627	225,759

Inovalon Holdings, Inc., Class A (1)	6,210	116,872

Inspire Medical Systems, Inc. (1)	1,219	90,462

Livongo Health, Inc. (1)(2)	1,206	30,222

NextGen Healthcare, Inc. (1)	4,587	73,713

Omnicell, Inc. (1)	3,628	296,480

OptimizeRx Corp. (1)(2)	1,058	10,866

Phreesia, Inc. (1)(2)	851	22,671

Simulations Plus, Inc.	960	27,907

Tabula Rasa HealthCare, Inc. (1)(2)	1,665	81,052

Teladoc Health, Inc. (1)(2)	6,104	511,027

Vocera Communications, Inc. (1)	2,455	50,966

		$1,848,585

Hotels, Restaurants & Leisure — 2.5%

BBX Capital Corp.	5,432	$25,911

Biglari Holdings, Inc., Class B (1)	80	9,154

BJ’s Restaurants, Inc.	1,671	63,431

Bloomin’ Brands, Inc.	7,647	168,769

Bluegreen Vacations Corp. (2)	637	6,587

Boyd Gaming Corp.	6,857	205,299

Brinker International, Inc. (2)	3,201	134,442

Carrols Restaurant Group, Inc. (1)	3,096	21,827

Century Casinos, Inc. (1)	1,662	13,163

Cheesecake Factory, Inc. (The) (2)	3,655	142,033

Churchill Downs, Inc.	3,071	421,341

Chuy’s Holdings, Inc. (1)	1,271	32,944

Cracker Barrel Old Country Store, Inc.	2,066	317,627

Dave & Buster’s Entertainment, Inc. (2)	2,653	106,571

Del Taco Restaurants, Inc. (1)	2,895	22,885

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)

Denny’s Corp. (1)	4,997	$99,340

Dine Brands Global, Inc. (2)	1,363	113,838

Drive Shack, Inc. (1)(2)	5,300	19,398

El Pollo Loco Holdings, Inc. (1)	1,580	23,921

Eldorado Resorts, Inc. (1)(2)	5,762	343,646

Everi Holdings, Inc. (1)	5,591	75,087

Fiesta Restaurant Group, Inc. (1)	2,070	20,472

Golden Entertainment, Inc. (1)	1,501	28,849

Habit Restaurants, Inc. (The), Class A (1)	1,773	18,492

Inspired Entertainment, Inc. (1)	780	5,265

J. Alexander’s Holdings, Inc. (1)	1,066	10,191

Jack in the Box, Inc.	2,247	175,333

Kura Sushi USA, Inc., Class A (1)	280	7,126

Lindblad Expeditions Holdings, Inc. (1)	1,767	28,890

Marriott Vacations Worldwide Corp.	3,560	458,386

Monarch Casino & Resort, Inc. (1)	917	44,520

Nathan’s Famous, Inc.	237	16,799

Noodles & Co. (1)(2)	2,480	13,739

Papa John’s International, Inc.	1,920	121,248

Penn National Gaming, Inc. (1)	9,442	241,338

PlayAGS, Inc. (1)	1,838	22,295

Potbelly Corp. (1)	1,684	7,106

RCI Hospitality Holdings, Inc.	797	16,339

Red Lion Hotels Corp. (1)	1,106	4,125

Red Robin Gourmet Burgers, Inc. (1)	1,090	35,992

Red Rock Resorts, Inc., Class A	5,966	142,886

Ruth’s Hospitality Group, Inc.	2,317	50,430

Scientific Games Corp., Class A (1)	4,901	131,249

SeaWorld Entertainment, Inc. (1)	3,923	124,398

Shake Shack, Inc., Class A (1)(2)	2,549	151,844

Target Hospitality Corp. (1)	2,913	14,565

Texas Roadhouse, Inc.	5,779	325,473

Twin River Worldwide Holdings, Inc.	1,497	38,398

Wingstop, Inc.	2,554	220,231

		$4,843,193

Household Durables — 1.6%

Bassett Furniture Industries, Inc.	830	$13,844

Beazer Homes USA, Inc. (1)	2,686	37,953

Cavco Industries, Inc. (1)	750	146,535

Century Communities, Inc. (1)	2,337	63,917

Ethan Allen Interiors, Inc.	1,924	36,671

Flexsteel Industries, Inc.	560	11,155

GoPro, Inc., Class A (1)(2)	10,449	45,349

Green Brick Partners, Inc. (1)	1,909	21,915

Hamilton Beach Brands Holding Co., Class A	584	11,154

20	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Household Durables (continued)

Helen of Troy, Ltd. (1)	2,194	$394,459

Hooker Furniture Corp.	834	21,425

Installed Building Products, Inc. (1)	1,894	130,440

iRobot Corp. (1)(2)	2,332	118,069

KB Home	7,483	256,442

La-Z-Boy, Inc.	3,892	122,520

Legacy Housing Corp. (1)	380	6,323

LGI Homes, Inc. (1)	1,706	120,529

Lifetime Brands, Inc.	858	5,963

Lovesac Co. (The) (1)	730	11,717

M / I Homes, Inc. (1)	2,260	88,931

MDC Holdings, Inc.	4,336	165,462

Meritage Homes Corp. (1)	3,074	187,852

Purple Innovation, Inc. (1)	356	3,101

Skyline Champion Corp. (1)	4,331	137,293

Sonos, Inc. (1)	6,101	95,298

Taylor Morrison Home Corp., Class A (1)	8,995	196,631

TopBuild Corp. (1)	2,877	296,561

TRI Pointe Group, Inc. (1)	12,325	192,024

Tupperware Brands Corp.	4,044	34,698

Universal Electronics, Inc. (1)	1,223	63,914

William Lyon Homes, Class A (1)	2,707	54,086

ZAGG, Inc. (1)	2,279	18,483

		$3,110,714

Household Products — 0.2%

Central Garden & Pet Co. (1)	789	$24,514

Central Garden & Pet Co., Class A (1)	3,454	101,409

Oil-Dri Corp. of America	406	14,718

WD-40 Co. (2)	1,200	232,968

		$373,609

Independent Power and Renewable Electricity Producers — 0.4%

Atlantic Power Corp. (1)(2)	10,236	$23,850

Clearway Energy, Inc., Class A	3,063	58,565

Clearway Energy, Inc., Class C	6,480	129,276

Ormat Technologies, Inc.	3,487	259,851

Pattern Energy Group, Inc., Class A	7,520	201,198

Sunnova Energy International, Inc. (1)	1,115	12,443

TerraForm Power, Inc., Class A	6,811	104,821

		$790,004

Industrial Conglomerates — 0.1%

Raven Industries, Inc.	3,174	$109,376

Security	Shares	Value

Insurance — 2.1%

Ambac Financial Group, Inc. (1)	3,798	$81,923

American Equity Investment Life Holding Co.	7,921	237,076

AMERISAFE, Inc.	1,636	108,025

Argo Group International Holdings, Ltd.	2,857	187,848

BRP Group, Inc., Class A (1)	1,294	20,769

Citizens, Inc. (1)(2)	3,380	22,815

CNO Financial Group, Inc.	13,005	235,781

Crawford & Co., Class A	1,459	16,735

Donegal Group, Inc., Class A	916	13,575

eHealth, Inc. (1)(2)	1,954	187,740

Employers Holdings, Inc.	2,669	111,431

Enstar Group, Ltd. (1)	983	203,343

FBL Financial Group, Inc., Class A	766	45,140

FedNat Holding Co.	1,014	16,863

Genworth Financial, Inc., Class A (1)	43,475	191,290

Global Indemnity, Ltd.	810	24,000

Goosehead Insurance, Inc., Class A (2)	957	40,577

Greenlight Capital Re, Ltd., Class A (1)	2,647	26,761

Hallmark Financial Services, Inc. (1)	1,205	21,172

HCI Group, Inc.	611	27,892

Health Insurance Innovations, Inc., Class A (1)(2)	983	18,962

Heritage Insurance Holdings, Inc.	1,906	25,254

Horace Mann Educators Corp.	3,502	152,897

Independence Holding Co.	394	16,579

Investors Title Co.	111	17,671

James River Group Holdings, Ltd.	2,526	104,096

Kinsale Capital Group, Inc.	1,780	180,955

MBIA, Inc. (1)	7,302	67,909

National General Holdings Corp.	5,773	127,583

National Western Life Group, Inc., Class A	193	56,140

NI Holdings, Inc. (1)	903	15,532

Palomar Holdings, Inc. (1)	1,076	54,327

ProAssurance Corp.	4,666	168,629

ProSight Global, Inc. (1)	758	12,227

Protective Insurance Corp., Class B	853	13,725

RLI Corp.	3,510	315,970

Safety Insurance Group, Inc.	1,242	114,922

Selective Insurance Group, Inc.	5,107	332,925

State Auto Financial Corp.	1,338	41,505

Stewart Information Services Corp.	1,974	80,519

Third Point Reinsurance, Ltd. (1)	6,160	64,803

Tiptree, Inc., Class A	2,311	18,812

Trupanion, Inc. (1)(2)	2,430	91,028

United Fire Group, Inc.	1,866	81,600

United Insurance Holdings Co.	1,483	18,701

Universal Insurance Holdings, Inc.	2,530	70,815

21	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Insurance (continued)

Watford Holdings, Ltd. (1)	1,786	$44,936

		$4,129,778

Interactive Media & Services — 0.4%

Care.com, Inc. (1)	1,627	$24,454

Cargurus, Inc. (1)	6,385	224,624

Cars.com, Inc. (1)	5,846	71,438

DHI Group, Inc. (1)	4,512	13,581

Eventbrite, Inc., Class A (1)	3,223	65,008

EverQuote, Inc., Class A (1)	749	25,728

Liberty TripAdvisor Holdings, Inc., Series A (1)	6,271	46,092

Meet Group, Inc. (The) (1)	5,878	29,449

QuinStreet, Inc. (1)	3,693	56,540

Travelzoo, Inc. (1)	416	4,451

TrueCar, Inc. (1)	7,838	37,231

Yelp, Inc. (1)	6,057	210,965

		$809,561

Internet & Direct Marketing Retail — 0.3%

1-800-Flowers.com, Inc., Class A (1)	2,081	$30,175

Duluth Holdings, Inc., Class B (1)(2)	634	6,676

Groupon, Inc. (1)	36,777	87,897

Lands’ End, Inc. (1)(2)	879	14,767

Leaf Group, Ltd. (1)	1,040	4,160

Liquidity Services, Inc. (1)	2,122	12,647

Overstock.com, Inc. (1)	2,250	15,863

PetMed Express, Inc. (2)	1,778	41,819

Quotient Technology, Inc. (1)	6,468	63,774

RealReal, Inc. (The) (1)(2)	1,453	27,389

Rubicon Project, Inc. (The) (1)	4,228	34,500

Shutterstock, Inc. (1)	1,515	64,963

Stamps.com, Inc. (1)	1,448	120,937

Stitch Fix, Inc. Class A (1)(2)	3,700	94,942

Waitr Holdings, Inc. (1)(2)	4,628	1,490

		$621,999

IT Services — 2.0%

Brightcove, Inc. (1)	3,175	$27,591

Cardtronics PLC, Class A (1)	3,306	147,613

Cass Information Systems, Inc.	1,244	71,829

Conduent, Inc. (1)	15,269	94,668

CSG Systems International, Inc.	2,770	143,431

Endurance International Group Holdings, Inc. (1)	5,998	28,191

EVERTEC, Inc.	5,329	181,399

Evo Payments, Inc., Class A (1)	2,960	78,174

Security	Shares	Value

IT Services (continued)

Exela Technologies, Inc. (1)	4,038	$1,646

ExlService Holdings, Inc. (1)	2,930	203,518

GTT Communications, Inc. (1)(2)	2,822	32,030

Hackett Group, Inc. (The)	1,931	31,166

I3 Verticals, Inc., Class A (1)	1,204	34,013

Information Services Group, Inc. (1)	2,421	6,125

International Money Express, Inc. (1)	1,143	13,762

KBR, Inc.	12,362	377,041

Limelight Networks, Inc. (1)	9,183	37,467

LiveRamp Holdings, Inc. (1)	5,856	281,498

ManTech International Corp., Class A	2,262	180,689

MAXIMUS, Inc.	5,550	412,864

NIC, Inc.	5,484	122,567

Paysign, Inc. (2)	2,627	26,664

Perficient, Inc. (1)	2,876	132,497

Perspecta, Inc.	12,010	317,544

PRGX Global, Inc. (1)	1,817	8,940

Priority Technology Holdings, Inc. (1)	578	1,416

Science Applications International Corp.	4,977	433,098

StarTek, Inc. (1)	1,434	11,443

Sykes Enterprises, Inc. (1)	3,342	123,621

TTEC Holdings, Inc.	1,255	49,723

Tucows, Inc., Class A (1)(2)	790	48,806

Unisys Corp. (1)	4,476	53,085

Verra Mobility Corp. (1)	10,953	153,232

Virtusa Corp. (1)	2,429	110,107

		$3,977,458

Leisure Products — 0.4%

Acushnet Holdings Corp.	3,081	$100,132

American Outdoor Brands Corp. (1)	4,733	43,922

Callaway Golf Co.	8,143	172,632

Clarus Corp.	1,804	24,462

Escalade, Inc.	888	8,729

Johnson Outdoors, Inc., Class A	405	31,064

Malibu Boats, Inc., Class A (1)	1,736	71,089

Marine Products Corp.	813	11,707

MasterCraft Boat Holdings, Inc. (1)	1,615	25,436

Sturm Ruger & Co., Inc.	1,458	68,570

Vista Outdoor, Inc. (1)	5,021	37,557

YETI Holdings, Inc. (1)(2)	3,419	118,913

		$714,213

Life Sciences Tools & Services — 0.8%

Accelerate Diagnostics, Inc. (1)(2)	2,287	$38,650

ChromaDex Corp. (1)(2)	3,310	14,266

22	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services (continued)

Codexis, Inc. (1)(2)	4,645	$74,274

Fluidigm Corp. (1)	6,011	20,918

Luminex Corp.	3,659	84,742

Medpace Holdings, Inc. (1)	2,363	198,634

NanoString Technologies, Inc. (1)	2,833	78,814

NeoGenomics, Inc. (1)	8,290	242,483

Pacific Biosciences of California, Inc. (1)	11,309	58,128

Personalis, Inc. (1)	740	8,066

Quanterix Corp. (1)(2)	1,142	26,985

Repligen Corp. (1)	4,522	418,285

Syneos Health, Inc. (1)	5,433	323,128

		$1,587,373

Machinery — 3.5%

Actuant Corp., Class A	4,678	$121,768

Alamo Group, Inc.	815	102,323

Albany International Corp., Class A	2,680	203,466

Altra Industrial Motion Corp.	5,472	198,141

Astec Industries, Inc.	1,870	78,540

Barnes Group, Inc.	4,112	254,779

Blue Bird Corp. (1)	1,311	30,048

Briggs & Stratton Corp. (2)	3,442	22,924

Chart Industries, Inc. (1)	3,153	212,796

CIRCOR International, Inc. (1)	1,669	77,175

Columbus McKinnon Corp.	1,943	77,778

Commercial Vehicle Group, Inc. (1)	2,209	14,027

Douglas Dynamics, Inc.	1,952	107,360

Eastern Co. (The)	490	14,960

Energy Recovery, Inc. (1)(2)	2,683	26,267

EnPro Industries, Inc.	1,761	117,776

ESCO Technologies, Inc.	2,195	203,037

Evoqua Water Technologies Corp. (1)	6,364	120,598

Federal Signal Corp.	5,217	168,248

Franklin Electric Co., Inc.	3,978	228,019

Gencor Industries, Inc. (1)	603	7,037

Gorman-Rupp Co. (The)	1,373	51,487

Graham Corp.	863	18,882

Greenbrier Cos., Inc. (The)	2,628	85,226

Helios Technologies, Inc.	2,542	117,517

Hillenbrand, Inc.	6,378	212,451

Hurco Cos., Inc.	529	20,292

Hyster-Yale Materials Handling, Inc.	907	53,477

John Bean Technologies Corp.	2,741	308,801

Kadant, Inc.	952	100,284

Kennametal, Inc.	7,167	264,391

LB Foster Co., Class A (1)	731	14,167

Security	Shares	Value

Machinery (continued)

Lindsay Corp.	920	$88,311

Luxfer Holdings PLC	2,400	44,424

Lydall, Inc. (1)	1,313	26,943

Manitowoc Co., Inc. (The) (1)	2,727	47,722

Meritor, Inc. (1)	6,745	176,652

Miller Industries, Inc.	1,050	38,986

Mueller Industries, Inc.	4,874	154,749

Mueller Water Products, Inc., Class A	13,464	161,299

Navistar International Corp. (1)	4,357	126,092

NN, Inc.	3,488	32,264

Omega Flex, Inc.	248	26,608

Park-Ohio Holdings Corp.	726	24,430

Proto Labs, Inc. (1)	2,312	234,784

RBC Bearings, Inc. (1)	2,131	337,422

REV Group, Inc.	2,574	31,480

Rexnord Corp. (1)	9,190	299,778

Spartan Motors, Inc.	3,015	54,511

SPX Corp. (1)	3,739	190,240

SPX FLOW, Inc. (1)	3,637	177,740

Standex International Corp.	1,097	87,047

Tennant Co.	1,548	120,620

Terex Corp.	5,568	165,815

Titan International, Inc.	3,947	14,288

TriMas Corp. (1)	3,997	125,546

Twin Disc, Inc. (1)	749	8,254

Wabash National Corp.	4,465	65,591

Watts Water Technologies, Inc., Class A	2,413	240,721

Welbilt, Inc. (1)	11,411	178,126

		$6,914,485

Marine — 0.1%

Costamare, Inc.	4,298	$40,960

Eagle Bulk Shipping, Inc. (1)	3,373	15,516

Genco Shipping & Trading, Ltd.	675	7,169

Matson, Inc.	3,735	152,388

Safe Bulkers, Inc. (1)	4,225	7,182

Scorpio Bulkers, Inc.	4,249	27,066

		$250,281

Media — 0.8%

Boston Omaha Corp., Class A (1)(2)	868	$18,263

Cardlytics, Inc. (1)(2)	1,181	74,238

Central European Media Enterprises, Ltd., Class A (1)	6,603	29,912

Clear Channel Outdoor Holdings, Inc. (1)	3,136	8,969

comScore, Inc. (1)	4,319	21,336

23	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Media (continued)

Cumulus Media, Inc., Class A (1)	1,252	$21,998

Daily Journal Corp. (1)	88	25,557

Emerald Expositions Events, Inc.	2,053	21,659

Entercom Communications Corp., Class A (2)	10,833	50,265

Entravision Communications Corp., Class A	5,618	14,719

EW Scripps Co. (The), Class A	4,675	73,444

Fluent, Inc. (1)	2,683	6,708

Gannett Co., Inc. (2)	10,067	64,227

Gray Television, Inc. (1)	7,762	166,417

Hemisphere Media Group, Inc. (1)	1,449	21,518

Lee Enterprises, Inc. (1)	4,724	6,708

Liberty Latin America, Ltd., Class A (1)	3,700	71,410

Liberty Latin America, Ltd., Class C (1)	9,988	194,366

Loral Space & Communications, Inc. (1)	1,011	32,676

Marchex, Inc., Class B (1)	3,059	11,563

MDC Partners, Inc., Class A (1)	4,777	13,280

Meredith Corp.	3,302	107,216

MSG Networks, Inc., Class A (1)	3,693	64,258

National CineMedia, Inc.	5,225	38,090

Saga Communications, Inc., Class A	394	11,978

Scholastic Corp.	2,583	99,316

TechTarget, Inc. (1)	1,981	51,704

TEGNA, Inc.	19,031	317,627

Tribune Publishing Co.	1,415	18,621

WideOpenWest, Inc. (1)	1,802	13,371

		$1,671,414

Metals & Mining — 1.2%

AK Steel Holding Corp. (1)(2)	27,698	$91,126

Allegheny Technologies, Inc. (1)(2)	11,028	227,839

Carpenter Technology Corp.	4,139	206,040

Century Aluminum Co. (1)	4,377	32,893

Cleveland-Cliffs, Inc. (2)	23,455	197,022

Coeur Mining, Inc. (1)	20,477	165,454

Commercial Metals Co.	10,307	229,537

Compass Minerals International, Inc.	2,990	182,270

Ferroglobe Representation & Warranty Insurance Trust (3)	5,015	—

Gold Resource Corp.	5,333	29,545

Haynes International, Inc.	1,062	37,998

Hecla Mining Co.	42,085	142,668

Kaiser Aluminum Corp.	1,405	155,801

Materion Corp.	1,729	102,789

Mayville Engineering Co., Inc. (1)	556	5,215

Novagold Resources, Inc. (1)	20,420	182,963

Olympic Steel, Inc.	846	15,160

Security	Shares	Value

Metals & Mining (continued)

Ramaco Resources, Inc. (1)	430	$1,539

Ryerson Holding Corp. (1)	965	11,416

Schnitzer Steel Industries, Inc., Class A	2,273	49,279

SunCoke Energy, Inc.	6,534	40,707

Synalloy Corp. (1)	692	8,934

TimkenSteel Corp. (1)	3,081	24,217

Warrior Met Coal, Inc.	4,424	93,479

Worthington Industries, Inc.	3,367	142,020

		$2,375,911

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

AG Mortgage Investment Trust, Inc.	2,859	$44,086

Anworth Mortgage Asset Corp.	8,089	28,473

Apollo Commercial Real Estate Finance, Inc.	13,478	246,513

Ares Commercial Real Estate Corp.	2,562	40,582

Arlington Asset Investment Corp., Class A (2)	1,962	10,928

ARMOUR Residential REIT, Inc.	5,083	90,833

Blackstone Mortgage Trust, Inc., Class A (2)	11,023	410,276

Capstead Mortgage Corp.	8,164	64,659

Cherry Hill Mortgage Investment Corp. (2)	1,030	15,028

Colony Credit Real Estate, Inc. (2)	6,877	90,501

Dynex Capital, Inc. (2)	1,888	31,983

Ellington Financial, Inc.	2,380	43,625

Exantas Capital Corp.	2,766	32,667

Granite Point Mortgage Trust, Inc.	4,738	87,085

Great Ajax Corp.	1,009	14,943

Invesco Mortgage Capital, Inc.	12,551	208,974

KKR Real Estate Finance Trust, Inc. (2)	2,170	44,312

Ladder Capital Corp.	8,796	158,680

New York Mortgage Trust, Inc.	22,619	140,916

Orchid Island Capital, Inc. (2)	5,266	30,806

PennyMac Mortgage Investment Trust	7,577	168,891

Ready Capital Corp.	2,418	37,286

Redwood Trust, Inc.	9,615	159,032

TPG RE Finance Trust, Inc.	4,268	86,512

Western Asset Mortgage Capital Corp.	4,545	46,950

		$2,334,541

Multi-Utilities — 0.6%

Avista Corp.	5,752	$276,614

Black Hills Corp.	5,347	419,953

NorthWestern Corp.	4,432	317,642

Unitil Corp.	1,244	76,904

		$1,091,113

24	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Multiline Retail — 0.1%

Big Lots, Inc.	3,466	$99,543

Dillard’s, Inc., Class A (2)	920	67,602

J.C. Penney Co., Inc. (1)(2)	27,238	30,507

		$197,652

Oil, Gas & Consumable Fuels — 2.0%

Abraxas Petroleum Corp. (1)	12,335	$4,331

Altus Midstream Co., Class A (1)(2)	4,444	12,710

Amplify Energy Corp.	983	6,498

Arch Coal, Inc., Class A (2)	1,294	92,832

Ardmore Shipping Corp. (1)	2,717	24,589

Berry Petroleum Corp.	5,491	51,780

Bonanza Creek Energy, Inc. (1)	1,784	41,639

Brigham Minerals, Inc., Class A	1,420	30,445

California Resources Corp. (1)(2)	3,768	34,025

Callon Petroleum Co. (1)	31,559	152,431

Chaparral Energy, Inc., Class A (1)(2)	2,740	4,822

Clean Energy Fuels Corp. (1)	11,983	28,040

CNX Resources Corp. (1)	16,381	144,972

Comstock Resources, Inc. (1)(2)	1,329	10,938

CONSOL Energy, Inc. (1)	2,417	35,071

Contura Energy, Inc. (1)	1,675	15,159

CVR Energy, Inc.	2,550	103,096

Delek US Holdings, Inc.	6,590	220,963

Denbury Resources, Inc. (1)(2)	38,168	53,817

DHT Holdings, Inc.	7,166	59,334

Diamond S Shipping, Inc. (1)	1,939	32,459

Dorian LPG, Ltd. (1)	2,207	34,164

Earthstone Energy, Inc., Class A (1)	1,654	10,470

Energy Fuels, Inc. (1)(2)	5,894	11,258

Evolution Petroleum Corp.	1,370	7,494

Extraction Oil & Gas, Inc. (1)(2)	8,830	18,720

Falcon Minerals Corp.	3,404	24,032

GasLog, Ltd.	3,212	31,445

Golar LNG, Ltd.	7,867	111,869

Goodrich Petroleum Corp. (1)	727	7,299

Green Plains, Inc. (2)	3,369	51,984

Gulfport Energy Corp. (1)	14,500	44,080

Hallador Energy Co.	1,408	4,182

HighPoint Resources Corp. (1)	8,393	14,184

International Seaways, Inc. (1)	2,158	64,222

Jagged Peak Energy, Inc. (1)(2)	4,878	41,414

Laredo Petroleum, Inc. (1)	15,854	45,501

Magnolia Oil & Gas Corp., Class A (1)(2)	8,916	112,163

Matador Resources Co. (1)(2)	9,448	169,781

Montage Resources Corp. (1)	1,875	14,888

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

NACCO Industries, Inc., Class A	302	$14,143

NextDecade Corp. (1)	638	3,917

Nordic American Tankers, Ltd.	11,683	57,480

Northern Oil and Gas, Inc. (1)(2)	23,984	56,123

Oasis Petroleum, Inc. (1)	27,278	88,926

Overseas Shipholding Group, Inc., Class A (1)	2,804	6,449

Panhandle Oil and Gas, Inc., Class A	1,238	13,878

Par Pacific Holdings, Inc. (1)	3,112	72,323

PDC Energy, Inc. (1)	5,418	141,789

Peabody Energy Corp.	6,004	54,756

Penn Virginia Corp. (1)	1,007	30,562

PrimeEnergy Resources Corp. (1)	46	6,958

QEP Resources, Inc.	21,110	94,995

Renewable Energy Group, Inc. (1)(2)	3,095	83,410

REX American Resources Corp. (1)	441	36,144

Ring Energy, Inc. (1)(2)	5,049	13,329

Rosehill Resources, Inc. (1)	220	282

SandRidge Energy, Inc. (1)	2,381	10,095

Scorpio Tankers, Inc.	3,833	150,790

SFL Corp., Ltd.	6,931	100,777

SilverBow Resources, Inc. (1)	612	6,059

SM Energy Co.	9,886	111,119

Southwestern Energy Co. (1)(2)	46,120	111,610

SRC Energy, Inc. (1)	20,639	85,033

Talos Energy, Inc. (1)	1,713	51,647

Teekay Corp.	5,307	28,233

Teekay Tankers, Ltd., Class A (1)	1,891	45,327

Tellurian, Inc. (1)(2)	8,061	58,684

Unit Corp. (1)	4,371	3,040

Uranium Energy Corp. (1)(2)	11,981	11,013

W&T Offshore, Inc. (1)	8,233	45,775

Whiting Petroleum Corp. (1)(2)	8,028	58,926

World Fuel Services Corp.	5,635	244,672

		$3,877,365

Paper & Forest Products — 0.4%

Boise Cascade Co.	3,372	$123,179

Clearwater Paper Corp. (1)	1,465	31,292

Louisiana-Pacific Corp.	10,157	301,358

Neenah, Inc.	1,433	100,926

PH Glatfelter Co.	3,755	68,717

Schweitzer-Mauduit International, Inc.	2,615	109,804

Verso Corp., Class A (1)	2,960	53,369

		$788,645

25	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Personal Products — 0.3%

Edgewell Personal Care Co. (1)	4,548	$140,806

elf Beauty, Inc. (1)	2,305	37,180

Inter Parfums, Inc.	1,484	107,902

Lifevantage Corp. (1)	1,232	19,231

Medifast, Inc. (2)	975	106,840

Nature’s Sunshine Products, Inc. (1)	1,018	9,091

Revlon, Inc., Class A (1)(2)	576	12,338

USANA Health Sciences, Inc. (1)	1,152	90,490

Youngevity International, Inc. (1)(2)	728	2,373

		$526,251

Pharmaceuticals — 1.7%

AcelRx Pharmaceuticals, Inc. (1)(2)	6,913	$14,586

Acer Therapeutics, Inc. (1)	443	1,776

Aclaris Therapeutics, Inc. (1)(2)	2,238	4,230

Aerie Pharmaceuticals, Inc. (1)(2)	3,606	87,157

Akorn, Inc. (1)	7,647	11,471

Amneal Pharmaceuticals, Inc. (1)	10,162	48,981

Amphastar Pharmaceuticals, Inc. (1)	3,073	59,278

ANI Pharmaceuticals, Inc. (1)	781	48,164

Arvinas Holding Co., LLC (1)(2)	1,821	74,825

Assertio Therapeutics, Inc. (1)	5,272	6,590

Axsome Therapeutics, Inc. (1)(2)	2,149	222,121

BioDelivery Sciences International, Inc. (1)	7,195	45,472

Cara Therapeutics, Inc. (1)(2)	3,311	53,340

cbdMD, Inc. (1)(2)	832	1,880

Cerecor, Inc. (1)	1,893	10,203

Chiasma, Inc. (1)(2)	2,297	11,393

Collegium Pharmaceutical, Inc. (1)	2,817	57,974

Corcept Therapeutics, Inc. (1)	8,144	98,542

CorMedix, Inc. (1)	2,079	15,135

Cymabay Therapeutics, Inc. (1)	4,918	9,639

Dermira, Inc. (1)(2)	4,173	63,263

Eloxx Pharmaceuticals, Inc. (1)(2)	2,227	16,391

Endo International PLC (1)	18,600	87,234

Evofem Biosciences, Inc. (1)(2)	1,248	7,700

Evolus, Inc. (1)(2)	1,256	15,286

EyePoint Pharmaceuticals, Inc. (1)(2)	5,461	8,465

Fulcrum Therapeutics, Inc. (1)	380	6,323

Innoviva, Inc. (1)	5,742	81,307

Intersect ENT, Inc. (1)	2,690	66,981

Intra-Cellular Therapies, Inc. (1)(2)	3,739	128,285

Kala Pharmaceuticals, Inc. (1)(2)	1,204	4,443

Kaleido Biosciences, Inc. (1)(2)	445	2,234

Lannett Co., Inc. (1)(2)	2,393	21,106

Liquidia Technologies, Inc. (1)	390	1,667

Security	Shares	Value

Pharmaceuticals (continued)

Mallinckrodt PLC (1)(2)	6,794	$23,711

Marinus Pharmaceuticals, Inc. (1)(2)	3,474	7,504

Menlo Therapeutics, Inc. (1)	543	2,520

MyoKardia, Inc. (1)(2)	3,807	277,473

NGM Biopharmaceuticals, Inc. (1)(2)	2,099	38,811

Ocular Therapeutix, Inc. (1)(2)	1,979	7,817

Odonate Therapeutics, Inc. (1)	975	31,639

Omeros Corp. (1)(2)	4,139	58,319

Optinose, Inc. (1)(2)	2,084	19,214

Osmotica Pharmaceuticals PLC (1)(2)	800	5,592

Pacira BioSciences, Inc. (1)	3,449	156,240

Paratek Pharmaceuticals, Inc. (1)(2)	2,069	8,338

Phathom Pharmaceuticals, Inc. (1)	925	28,805

Phibro Animal Health Corp., Class A	1,619	40,200

Prestige Consumer Healthcare, Inc. (1)	4,347	176,054

Reata Pharmaceuticals, Inc., Class A (1)(2)	1,886	385,555

Recro Pharma, Inc. (1)	1,686	30,904

resTORbio, Inc. (1)	555	827

Revance Therapeutics, Inc. (1)	3,771	61,203

Satsuma Pharmaceuticals, Inc. (1)	380	7,478

SIGA Technologies, Inc. (1)(2)	4,584	21,866

Strongbridge Biopharma PLC (1)	3,193	6,673

Supernus Pharmaceuticals, Inc. (1)	4,082	96,825

TherapeuticsMD, Inc. (1)(2)	19,010	46,004

Theravance Biopharma, Inc. (1)(2)	3,666	94,913

Tricida, Inc. (1)(2)	1,867	70,461

Verrica Pharmaceuticals, Inc. (1)(2)	1,080	17,161

WaVe Life Sciences, Ltd. (1)	1,666	13,353

Xeris Pharmaceuticals, Inc. (1)	1,688	11,900

Zogenix, Inc. (1)	3,626	189,023

Zynerba Pharmaceuticals, Inc. (1)(2)	1,835	11,083

		$3,340,908

Professional Services — 1.4%

Acacia Research Corp. (1)	4,242	$11,284

ASGN, Inc. (1)	4,455	316,171

Barrett Business Services, Inc.	606	54,819

BG Staffing, Inc.	608	13,309

CBIZ, Inc. (1)	4,490	121,050

CRA International, Inc.	707	38,510

Exponent, Inc.	4,516	311,649

Forrester Research, Inc.	776	32,359

Franklin Covey Co. (1)	1,007	32,456

FTI Consulting, Inc. (1)	3,245	359,092

GP Strategies Corp. (1)	1,007	13,323

Heidrick & Struggles International, Inc.	1,525	49,563

26	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Professional Services (continued)

Huron Consulting Group, Inc. (1)	1,867	$128,300

ICF International, Inc.	1,595	146,134

InnerWorkings, Inc. (1)	3,972	21,886

Insperity, Inc.	3,230	277,909

Kelly Services, Inc., Class A	2,680	60,514

Kforce, Inc.	1,903	75,549

Korn Ferry	4,787	202,969

Mistras Group, Inc. (1)	1,338	19,093

Resources Connection, Inc.	2,400	39,192

TriNet Group, Inc. (1)	3,927	222,308

TrueBlue, Inc. (1)	3,417	82,213

Upwork, Inc. (1)	4,803	51,248

Willdan Group, Inc. (1)	662	21,038

		$2,701,938

Real Estate Management & Development — 0.6%

Altisource Portfolio Solutions SA (1)	495	$9,568

American Realty Investors, Inc. (1)	174	2,981

Consolidated-Tomoka Land Co.	377	22,741

Cushman & Wakefield PLC (1)	9,686	197,982

eXp World Holdings, Inc. (1)(2)	1,407	15,941

Forestar Group, Inc. (1)	995	20,746

FRP Holdings, Inc. (1)	588	29,288

Griffin Industrial Realty, Inc.	55	2,175

Kennedy-Wilson Holdings, Inc.	10,725	239,167

Marcus & Millichap, Inc. (1)	1,962	73,085

Maui Land & Pineapple Co., Inc. (1)	589	6,626

Newmark Group, Inc., Class A	12,362	166,331

Rafael Holdings, Inc., Class B (1)	930	16,591

RE / MAX Holdings, Inc., Class A	1,564	60,198

Realogy Holdings Corp. (2)	10,040	97,187

Redfin Corp. (1)	7,527	159,121

RMR Group, Inc. (The), Class A	1,193	54,449

St. Joe Co. (The) (1)(2)	3,093	61,334

Stratus Properties, Inc. (1)	485	15,025

Tejon Ranch Co. (1)	1,572	25,121

Transcontinental Realty Investors, Inc. (1)	147	5,862

		$1,281,519

Road & Rail — 0.5%

ArcBest Corp.	2,213	$61,079

Avis Budget Group, Inc. (1)	5,019	161,813

Covenant Transportation Group, Inc., Class A (1)	905	11,697

Daseke, Inc. (1)(2)	2,780	8,785

Heartland Express, Inc.	3,887	81,821

Security	Shares	Value

Road & Rail (continued)

Hertz Global Holdings, Inc. (1)	8,647	$136,190

Marten Transport, Ltd.	3,366	72,335

PAM Transportation Services, Inc. (1)	187	10,792

Roadrunner Transportation Systems, Inc. (1)(2)	315	2,901

Saia, Inc. (1)	2,258	210,265

Universal Truckload Services, Inc.	475	9,006

US Xpress Enterprises, Inc., Class A (1)(2)	1,727	8,687

Werner Enterprises, Inc.	3,888	141,484

YRC Worldwide, Inc. (1)(2)	2,802	7,145

		$924,000

Semiconductors & Semiconductor Equipment — 2.6%

Adesto Technologies Corp. (1)(2)	1,702	$14,467

Advanced Energy Industries, Inc. (1)	3,267	232,610

Alpha & Omega Semiconductor, Ltd. (1)	1,700	23,154

Ambarella, Inc. (1)	2,758	167,024

Amkor Technology, Inc. (1)	8,647	112,411

Axcelis Technologies, Inc. (1)	2,813	67,779

AXT, Inc. (1)	3,267	14,211

Brooks Automation, Inc.	6,236	261,663

Cabot Microelectronics Corp.	2,540	366,573

CEVA, Inc. (1)	1,882	50,739

Cirrus Logic, Inc. (1)	5,088	419,302

Cohu, Inc.	3,255	74,377

Diodes, Inc. (1)	3,611	203,552

DSP Group, Inc. (1)	1,922	30,252

Enphase Energy, Inc. (1)(2)	7,816	204,232

FormFactor, Inc. (1)	6,498	168,753

GSI Technology, Inc. (1)	1,348	9,557

Ichor Holdings, Ltd. (1)	1,836	61,084

Impinj, Inc. (1)	1,253	32,403

Inphi Corp. (1)	3,917	289,936

Lattice Semiconductor Corp. (1)	10,616	203,190

MACOM Technology Solutions Holdings, Inc. (1)	4,015	106,799

MaxLinear, Inc., Class A (1)	5,692	120,784

NeoPhotonics Corp. (1)	2,662	23,479

NVE Corp.	408	29,131

Onto Innovation, Inc. (1)	4,090	149,449

PDF Solutions, Inc. (1)	2,083	35,182

Photronics, Inc. (1)	5,437	85,687

Power Integrations, Inc.	2,488	246,088

Rambus, Inc. (1)	9,662	133,094

Semtech Corp. (1)	5,791	306,344

Silicon Laboratories, Inc. (1)	3,674	426,111

SMART Global Holdings, Inc. (1)	1,094	41,506

SunPower Corp. (1)(2)	5,246	40,919

27	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)

Synaptics, Inc. (1)	2,889	$190,010

Ultra Clean Holdings, Inc. (1)	3,194	74,963

Veeco Instruments, Inc. (1)	4,143	60,840

Xperi Corp.	4,254	78,699

		$5,156,354

Software — 4.2%

8x8, Inc. (1)(2)	8,167	$149,456

A10 Networks, Inc. (1)	4,968	34,130

ACI Worldwide, Inc. (1)	10,049	380,706

Agilysys, Inc. (1)	1,720	43,705

Alarm.com Holdings, Inc. (1)	3,139	134,883

Altair Engineering, Inc., Class A (1)(2)	3,319	119,185

American Software, Inc., Class A	2,315	34,447

Appfolio, Inc., Class A (1)	1,373	150,961

Appian Corp. (1)(2)	2,928	111,879

Avaya Holdings Corp. (1)	9,298	125,523

Benefitfocus, Inc. (1)(2)	2,338	51,296

Blackbaud, Inc.	4,270	339,892

Blackline, Inc. (1)	3,651	188,246

Bottomline Technologies (de), Inc. (1)	3,647	195,479

Box, Inc., Class A (1)	12,234	205,286

ChannelAdvisor Corp. (1)	1,855	16,769

Cision, Ltd. (1)	7,857	78,334

Cloudera, Inc. (1)(2)	20,163	234,496

Commvault Systems, Inc. (1)	3,548	158,383

Cornerstone OnDemand, Inc. (1)	4,968	290,876

Digimarc Corp. (1)(2)	926	31,077

Digital Turbine, Inc. (1)	6,827	48,676

Domo, Inc., Class B (1)	1,382	30,017

Ebix, Inc.	2,069	69,125

eGain Corp. (1)	1,491	11,809

Envestnet, Inc. (1)	4,198	292,307

Everbridge, Inc. (1)(2)	2,912	227,369

Five9, Inc. (1)	5,220	342,328

ForeScout Technologies, Inc. (1)	3,483	114,242

GTY Gov.tech, Inc. (1)(2)	2,663	15,685

Ideanomics, Inc. (1)(2)	4,513	3,862

Instructure, Inc. (1)	2,863	138,025

Intelligent Systems Corp. (1)	601	24,004

j2 Global, Inc.	4,067	381,119

LivePerson, Inc. (1)(2)	5,342	197,654

Majesco (1)	457	3,770

MicroStrategy, Inc., Class A (1)	712	101,553

Mitek Systems, Inc. (1)	3,089	23,631

MobileIron, Inc. (1)	8,191	39,808

Security	Shares	Value

Software (continued)

Model N, Inc. (1)	2,795	$98,021

OneSpan, Inc. (1)	2,735	46,823

Phunware, Inc. (1)(2)	382	455

Ping Identity Holding Corp. (1)	1,184	28,771

Progress Software Corp.	3,776	156,893

PROS Holdings, Inc. (1)	2,801	167,836

Q2 Holdings, Inc. (1)(2)	3,770	305,672

QAD, Inc., Class A	961	48,944

Qualys, Inc. (1)	2,888	240,773

Rapid7, Inc. (1)	4,283	239,934

Rimini Street, Inc. (1)	770	2,988

Rosetta Stone, Inc. (1)	1,504	27,283

SailPoint Technologies Holding, Inc. (1)	7,335	173,106

SecureWorks Corp., Class A (1)(2)	472	7,864

SharpSpring, Inc. (1)(2)	756	8,671

ShotSpotter, Inc. (1)(2)	604	15,402

SPS Commerce, Inc. (1)	3,056	169,363

SVMK, Inc. (1)	7,344	131,237

Synchronoss Technologies, Inc. (1)(2)	3,376	16,036

Telaria, Inc. (1)	3,708	32,667

Telenav, Inc. (1)	2,354	11,440

Tenable Holdings, Inc. (1)	3,168	75,905

TiVo Corp.	10,113	85,758

Upland Software, Inc. (1)(2)	1,927	68,813

Varonis Systems, Inc. (1)(2)	2,522	195,985

Verint Systems, Inc. (1)	5,749	318,265

VirnetX Holding Corp. (1)(2)	5,078	19,296

Workiva, Inc. (1)	3,228	135,737

Yext, Inc. (1)(2)	7,921	114,221

Zix Corp. (1)	5,001	33,907

Zuora, Inc., Class A (1)	7,520	107,762

		$8,225,821

Specialty Retail — 2.3%

Aaron’s, Inc.	5,909	$337,463

Abercrombie & Fitch Co., Class A (2)	5,673	98,086

America’s Car-Mart, Inc. (1)	548	60,094

American Eagle Outfitters, Inc.	14,181	208,461

Asbury Automotive Group, Inc. (1)	1,683	188,143

Ascena Retail Group, Inc. (1)(2)	747	5,726

At Home Group, Inc. (1)	3,637	20,003

Barnes & Noble Education, Inc. (1)	3,122	13,331

Bed Bath & Beyond, Inc.	10,664	184,487

Boot Barn Holdings, Inc. (1)	2,323	103,443

Buckle, Inc. (The) (2)	2,523	68,222

Caleres, Inc.	3,593	85,334

28	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Specialty Retail (continued)

Camping World Holdings, Inc., Class A	2,590	$38,177

Cato Corp. (The), Class A	2,030	35,322

Chico’s FAS, Inc.	11,271	42,943

Children’s Place, Inc. (The) (2)	1,345	84,089

Citi Trends, Inc.	1,298	30,010

Conn’s, Inc. (1)(2)	1,614	19,997

Container Store Group, Inc. (The) (1)	1,542	6,507

Designer Brands, Inc., Class A (2)	5,812	91,481

Express, Inc. (1)	6,091	29,663

GameStop Corp., Class A (2)	8,361	50,835

Genesco, Inc. (1)	1,328	63,638

GNC Holdings, Inc., Class A (1)(2)	5,928	16,006

Group 1 Automotive, Inc.	1,529	152,900

Guess?, Inc. (2)	4,178	93,504

Haverty Furniture Cos., Inc.	1,689	34,050

Hibbett Sports, Inc. (1)	1,464	41,051

Hudson, Ltd., Class A (1)	3,363	51,588

J. Jill, Inc. (2)	1,035	1,170

Lithia Motors, Inc., Class A	1,930	283,710

Lumber Liquidators Holdings, Inc. (1)(2)	2,470	24,132

MarineMax, Inc. (1)	2,047	34,164

Michaels Cos., Inc. (The) (1)(2)	7,538	60,982

Monro, Inc. (2)	2,869	224,356

Murphy USA, Inc. (1)	2,506	293,202

National Vision Holdings, Inc. (1)	6,874	222,924

Office Depot, Inc.	45,195	123,834

Party City Holdco, Inc. (1)(2)	4,747	11,108

Rent-A-Center, Inc.	4,149	119,657

RH (1)(2)	1,439	307,226

RTW RetailWinds, Inc. (1)	2,329	1,866

Sally Beauty Holdings, Inc. (1)(2)	10,541	192,373

Shoe Carnival, Inc. (2)	872	32,508

Signet Jewelers, Ltd. (2)	4,300	93,482

Sleep Number Corp. (1)	2,487	122,460

Sonic Automotive, Inc., Class A	2,180	67,580

Sportsman’s Warehouse Holdings, Inc. (1)	3,542	28,442

Tailored Brands, Inc. (2)	4,129	17,094

Tilly’s, Inc., Class A	1,890	23,152

Winmark Corp.	223	44,221

Zumiez, Inc. (1)	1,698	58,649

		$4,642,846

Technology Hardware, Storage & Peripherals — 0.1%

3D Systems Corp. (1)	10,106	$88,427

AstroNova, Inc.	603	8,273

Avid Technology, Inc. (1)	2,494	21,399

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)

Diebold Nixdorf, Inc. (1)(2)	6,637	$70,087

Immersion Corp. (1)	2,323	17,260

Sonim Technologies, Inc. (1)(2)	318	1,154

Stratasys, Ltd. (1)	4,388	88,747

		$295,347

Textiles, Apparel & Luxury Goods — 0.9%

Centric Brands, Inc. (1)	1,456	$3,160

Crocs, Inc. (1)	5,932	248,491

Culp, Inc.	785	10,692

Deckers Outdoor Corp. (1)	2,415	407,797

Delta Apparel, Inc. (1)	545	16,950

Fossil Group, Inc. (1)(2)	3,623	28,549

G-III Apparel Group, Ltd. (1)	3,957	132,560

Kontoor Brands, Inc. (2)	3,887	163,215

Movado Group, Inc.	1,238	26,914

Oxford Industries, Inc. (2)	1,446	109,057

Rocky Brands, Inc.	588	17,305

Steven Madden, Ltd.	7,336	315,521

Superior Group of Cos., Inc.	573	7,758

Unifi, Inc. (1)	1,199	30,287

Vera Bradley, Inc. (1)	1,814	21,405

Vince Holding Corp. (1)(2)	272	4,708

Wolverine World Wide, Inc.	6,844	230,917

		$1,775,286

Thrifts & Mortgage Finance — 1.9%

Axos Financial, Inc. (1)	5,080	$153,822

Bridgewater Bancshares, Inc. (1)	1,907	26,279

Capitol Federal Financial, Inc.	11,605	159,337

Columbia Financial, Inc. (1)	4,649	78,754

Entegra Financial Corp. (1)	555	16,739

ESSA Bancorp, Inc.	636	10,780

Essent Group, Ltd.	8,396	436,508

Federal Agricultural Mortgage Corp., Class C	788	65,798

First Defiance Financial Corp.	1,598	50,321

Flagstar Bancorp, Inc.	2,981	114,023

FS Bancorp, Inc.	267	17,032

Greene County Bancorp, Inc.	235	6,766

Hingham Institution for Savings	102	21,440

Home Bancorp, Inc.	638	25,003

HomeStreet, Inc. (1)	2,092	71,128

Kearny Financial Corp.	7,280	100,682

Luther Burbank Corp.	1,189	13,709

Merchants Bancorp	731	14,408

29	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance (continued)

Meridian Bancorp, Inc.	4,190	$84,177

Meta Financial Group, Inc.	3,149	114,970

MMA Capital Holdings, Inc. (1)	433	13,769

Mr. Cooper Group, Inc. (1)	6,138	76,786

NMI Holdings, Inc., Class A (1)	5,689	188,761

Northfield Bancorp, Inc.	3,620	61,395

Northwest Bancshares, Inc.	8,819	146,660

OceanFirst Financial Corp.	4,703	120,115

Ocwen Financial Corp. (1)	8,291	11,359

OP Bancorp	999	10,360

Oportun Financial Corp. (1)	623	14,827

PCSB Financial Corp.	1,589	32,177

PennyMac Financial Services, Inc.	2,137	72,744

Pioneer Bancorp, Inc. (1)	918	14,055

Ponce de Leon Federal Bank (1)	736	10,819

Provident Bancorp, Inc. (1)	695	8,653

Provident Financial Holdings, Inc.	517	11,322

Provident Financial Services, Inc.	5,275	130,029

Prudential Bancorp, Inc.	713	13,212

Radian Group, Inc.	17,399	437,759

Riverview Bancorp, Inc.	1,689	13,867

Southern Missouri Bancorp, Inc.	690	26,468

Sterling Bancorp, Inc.	1,471	11,915

Territorial Bancorp, Inc.	665	20,575

Timberland Bancorp, Inc.	546	16,238

TrustCo Bank Corp.	7,825	67,843

United Community Financial Corp.	4,136	48,226

Walker & Dunlop, Inc.	2,377	153,744

Washington Federal, Inc.	6,900	252,885

Waterstone Financial, Inc.	2,330	44,340

Western New England Bancorp, Inc.	2,115	20,368

WSFS Financial Corp.	4,470	196,635

		$3,829,582

Tobacco — 0.1%

22nd Century Group, Inc. (1)(2)	9,590	$10,549

Pyxus International, Inc. (1)(2)	727	6,499

Turning Point Brands, Inc. (2)	663	18,962

Universal Corp.	2,076	118,457

Vector Group, Ltd. (2)	9,270	124,125

		$278,592

Trading Companies & Distributors — 1.3%

Aircastle, Ltd.	4,389	$140,492

Applied Industrial Technologies, Inc.	3,370	224,745

Security	Shares	Value

Trading Companies & Distributors (continued)

Beacon Roofing Supply, Inc. (1)	5,968	$190,857

BlueLinx Holdings, Inc. (1)(2)	888	12,654

BMC Stock Holdings, Inc. (1)	5,748	164,910

CAI International, Inc. (1)	1,481	42,919

DXP Enterprises, Inc. (1)	1,272	50,638

EVI Industries, Inc. (2)	308	8,328

Foundation Building Materials, Inc. (1)	1,746	33,785

GATX Corp.	3,011	249,461

General Finance Corp. (1)	827	9,155

GMS, Inc. (1)	3,426	92,776

H&E Equipment Services, Inc.	2,694	90,061

Herc Holdings, Inc. (1)	2,118	103,655

Kaman Corp.	2,432	160,318

Lawson Products, Inc. (1)	447	23,289

MRC Global, Inc. (1)	6,928	94,498

NOW, Inc. (1)	9,243	103,891

Rush Enterprises, Inc., Class A	2,335	108,578

Rush Enterprises, Inc., Class B	513	23,444

SiteOne Landscape Supply, Inc. (1)(2)	3,591	325,524

Systemax, Inc.	1,000	25,160

Textainer Group Holdings, Ltd. (1)	4,237	45,378

Titan Machinery, Inc. (1)	1,521	22,480

Transcat, Inc. (1)	601	19,148

Triton International, Ltd.	4,847	194,850

Veritiv Corp. (1)	1,008	19,827

Willis Lease Finance Corp. (1)	332	19,558

		$2,600,379

Water Utilities — 0.5%

American States Water Co.	3,205	$277,681

AquaVenture Holdings, Ltd. (1)	1,166	31,622

Artesian Resources Corp., Class A	703	26,159

Cadiz, Inc. (1)	1,074	11,836

California Water Service Group	4,213	217,222

Consolidated Water Co., Ltd.	1,137	18,533

Global Water Resources, Inc.	641	8,429

Middlesex Water Co.	1,398	88,871

Pure Cycle Corp. (1)	1,502	18,910

SJW Group	2,244	159,459

York Water Co. (The)	992	45,741

		$904,463

Wireless Telecommunication Services — 0.1%

Boingo Wireless, Inc. (1)	3,250	$35,588

Gogo, Inc. (1)(2)	5,004	32,026

30	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services (continued)

Shenandoah Telecommunications Co.	4,181	$173,971

Spok Holdings, Inc.	1,597	19,531

		$261,116

Total Common Stocks (identified cost $137,208,877)		$180,918,886

Exchange-Traded Funds — 2.1%
Security	Shares	Value

iShares Russell 2000 ETF	25,000	$4,141,750

Total Exchange-Traded Funds (identified cost $3,778,189)		$4,141,750

Rights — 0.0%(4)
Security	Shares	Value

Biotechnology — 0.0%(4)

GTx, Inc. CVR (1)(3)(5)	57	$—

Tobira Therapeutics, Inc. CVR (1)(3)(5)	690	9,481

		$9,481

Chemicals — 0.0%(4)

A Schulman, Inc. CVR (1)(3)(5)	2,260	$978

Health Care Equipment & Supplies — 0.0%(4)

Elanco Animal Health, Inc. CVR (1)(3)(5)	3,555	$379

Pharmaceuticals — 0.0%(4)

Omthera Pharmaceutical, Inc. CVR (1)(3)(5)	508	$305

Total Rights (identified cost $1,226)		$11,143

Short-Term Investments — 3.2%

Securities Lending Collateral — 2.7%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (6)	5,366,477	$5,366,477

Total Securities Lending Collateral (identified cost $5,366,477)		$5,366,477

U.S. Treasury Obligations — 0.5%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 2/27/20 (7)	$1,000	$997,659

Total U.S. Treasury Obligations (identified cost $996,431)		$997,659

Total Short-Term Investments (identified cost $6,362,908)		$6,364,136

Total Investments (identified cost $147,351,200) — 96.9%		$191,435,915

Other Assets, Less Liabilities — 3.1%		$6,132,037

Net Assets — 100.0%		$197,567,952

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $24,110,628.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).

(4)	Amount is less than 0.05%.

(5)	Restricted security. Total market value of restricted securities amounts to $11,143, which represents less than 0.05% of the net assets of the Fund as of December 31, 2019.

(6)	Represents investment of cash collateral received in connection with securities lending.

(7)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Abbreviations:

CVR	–	Contingent Value Rights

31	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Schedule of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini Russell 2000 Index	149	Long	3/20/20	$12,445,970	$116,568

Restricted Securities

Description	Acquisition Dates	Cost

A Schulman, Inc. CVR	8/22/18	$979

GTx, Inc. CVR	6/10/19	117

Elanco Animal Health, Inc. CVR	7/19/19	89

Omthera Pharmaceutical, Inc. CVR	7/19/13	—

Tobira Therapeutics, Inc. CVR	11/2/16	41

32	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $147,351,200) - including $24,110,628 of securities on loan	$191,435,915

Receivable for variation margin on open futures contracts	16,391

Cash	11,399,872

Receivable for investments sold	66,483

Receivable for capital shares sold	88,649

Dividends receivable	217,141

Securities lending income receivable	20,656

Receivable from affiliate	37,854

Directors’ deferred compensation plan	36,861

Other assets	9,860

Total assets	$203,329,682

Liabilities

Payable for investments purchased	$10,220

Payable for capital shares redeemed	78,974

Deposits for securities loaned	5,366,477

Payable to affiliates:

Investment advisory fee	41,375

Administrative fee	19,860

Distribution and service fees	7,166

Sub-transfer agency fee	115

Directors’ deferred compensation plan	36,861

Accrued expenses	200,682

Total liabilities	$5,761,730

Net Assets	$197,567,952

Sources of Net Assets

Paid-in capital	$140,781,884

Distributable earnings	56,786,068

Total	$197,567,952

Class I

Net Assets	$154,334,689

Shares Outstanding	1,909,791

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$80.81

Class F

Net Assets	$43,233,263

Shares Outstanding	535,917

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$80.67

33	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income (net of foreign taxes withheld of $917)	$2,413,860

Interest income	150,661

Securities lending income, net	187,414

Total investment income	$2,751,935

Expenses

Investment advisory fee	$453,473

Administrative fee	217,667

Distribution and service fees:

Class F	73,490

Directors’ fees and expenses	10,787

Custodian fees	33,580

Transfer agency fees and expenses	74,939

Accounting fees	42,700

Professional fees	44,738

Reports to shareholders	85,797

Licensing fees	91,600

Miscellaneous	6,757

Total expenses	$1,135,528

Waiver and/or reimbursement of expenses by affiliate	$(350,596)

Reimbursement of expenses - other	(4,132)

Net expenses	$780,800

Net investment income	$1,971,135

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$8,079,439

Futures contracts	1,914,705

Foreign currency transactions	(5)

Net realized gain	$9,994,139

Change in unrealized appreciation (depreciation):

Investment securities	$27,315,006

Futures contracts	306,753

Net change in unrealized appreciation (depreciation)	$27,621,759

Net realized and unrealized gain	$37,615,898

Net increase in net assets resulting from operations	$39,587,033

34	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$1,971,135	$2,059,428

Net realized gain	9,994,139	14,044,120

Net change in unrealized appreciation (depreciation)	27,621,759	(35,617,028)

Net increase (decrease) in net assets from operations	$39,587,033	$(19,513,480)

Distributions to shareholders:

Class I	$(12,492,232)	$(9,045,101)

Class F	(3,317,360)	(2,190,621)

Total distributions to shareholders	$(15,809,592)	$(11,235,722)

Capital share transactions:

Class I	$7,653,177	$(6,653,351)

Class F	8,164,991	4,181,421

Net increase (decrease) in net assets from capital share transactions	$15,818,168	$(2,471,930)

Net increase (decrease) in net assets	$39,595,609	$(33,221,132)

Net Assets

At beginning of year	$157,972,343	$191,193,475

At end of year	$197,567,952	$157,972,343

35	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Financial Highlights

	Class I

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$71.03	$84.82	$77.43	$69.72		$75.83

Income (Loss) From Operations

Net investment income (1)	$0.90	$0.98	$0.93	$0.90		$0.55

Net realized and unrealized gain (loss)	15.99	(9.44)	10.12	13.70		(4.44)

Total income (loss) from operations	$16.89	$(8.46)	$11.05	$14.60		$(3.89)

Less Distributions

From net investment income	$(0.77)	$(0.96)	$(0.64)	$(0.41)		$(0.12)

From net realized gain	(6.34)	(4.37)	(3.02)	(6.48)		(2.10)

Total distributions	$(7.11)	$(5.33)	$(3.66)	$(6.89)		$(2.22)

Net asset value — End of year	$80.81	$71.03	$84.82	$77.43		$69.72

Total Return (2)	25.08%	(11.23)%	14.37%	20.92%		(5.19)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$154,335	$127,473	$158,646	$149,739		$119,674

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.58%	0.59%	0.65%	0.75%		0.79%

Net expenses	0.39%	0.38%	0.38%	0.53%		0.74%

Net investment income	1.13%	1.13%	1.15%	1.25%		0.72%

Portfolio Turnover	15%	15%	15%	17	%(4)	14%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)

During the year ended December 31, 2016, the Fund incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Fund on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

36	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Financial Highlights — continued

	Class F

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$71.07	$85.07	$77.84	$70.13		$76.31

Income (Loss) From Operations

Net investment income (1)	$0.73	$0.77	$0.74	$0.73		$0.40

Net realized and unrealized gain (loss)	15.98	(9.44)	10.15	13.76		(4.48)

Total income (loss) from operations	$16.71	$(8.67)	$10.89	$14.49		$(4.08)

Less Distributions

From net investment income	$(0.77)	$(0.96)	$(0.64)	$(0.30)		$0.00

From net realized gain	(6.34)	(4.37)	(3.02)	(6.48)		(2.10)

Total distributions	$(7.11)	$(5.33)	$(3.66)	$(6.78)		$(2.10)

Net asset value — End of year	$80.67	$71.07	$85.07	$77.84		$70.13

Total Return (2)	24.82%	(11.46)%	14.08%	20.63%		(5.40)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,233	$30,499	$32,547	$24,959		$17,439

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.78%	0.79%	0.86%	0.96%		1.01%

Net expenses	0.60%	0.63%	0.63%	0.78%		0.95%

Net investment income	0.92%	0.89%	0.91%	1.00%		0.52%

Portfolio Turnover	15%	15%	15%	17	%(4)	14%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)

During the year ended December 31, 2016, the Fund incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Fund on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

37	See Notes to Financial Statements.

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.

Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued on the basis of valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

38

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1		Level 2	Level 3(1)	Total

Common Stocks	$180,918,886	(2)	$—	$—	$180,918,886

Exchange-Traded Funds	4,141,750		—	—	4,141,750

Rights	—		—	11,143	11,143

Short-Term Investments -

Securities Lending Collateral	5,366,477		—	—	5,366,477

U.S. Treasury Obligations	—		997,659	—	997,659

Total Investments	$190,427,113		$997,659	$11,143	$191,435,915

Futures Contracts	$116,568		$—	$—	$116,568

Total	$190,543,681		$997,659	$11,143	$191,552,483

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

C  Share Class Accounting — Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.

D  Foreign Currency Transactions — The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

F  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.

G  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

39

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

H  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $453,473.

Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.39% and 0.59% (0.38% and 0.63% prior to May 1, 2019) of the Fund’s average daily net assets for Class I and Class F, respectively. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $350,596.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $217,667.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $73,490 for Class F shares.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $499 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $4,132, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

40

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $72,199 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $24,913,588 and $26,527,871, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$2,673,624	$3,544,138

Long-term capital gains	$13,135,968	$7,691,584

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,233,013

Undistributed long-term capital gains	$9,227,018

Net unrealized appreciation	$44,326,037

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$147,109,878

Gross unrealized appreciation	$66,280,101

Gross unrealized depreciation	(21,954,064)

Net unrealized appreciation	$44,326,037

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$116,568	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

41

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$1,914,705	$306,753

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2019 was approximately $11,441,000.

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $24,110,628 and the total value of collateral received was $24,734,589 comprised of cash of $5,366,477 and U.S. government and/or agencies securities of $19,368,112.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$24,734,589	$—	$—	$—	$24,734,589

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

42

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class. Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class I

Shares sold	165,668	$13,210,295	141,642	$12,114,837

Reinvestment of distributions	174,765	12,492,232	101,905	9,045,101

Shares redeemed	(225,259)	(18,049,350)	(319,334)	(27,813,289)

Net increase (decrease)	115,174	$7,653,177	(75,787)	$(6,653,351)

Class F

Shares sold	133,706	$10,758,734	139,194	$12,310,410

Reinvestment of distributions	46,469	3,317,360	24,653	2,190,621

Shares redeemed	(73,403)	(5,911,103)	(117,291)	(10,319,610)

Net increase	106,772	$8,164,991	46,556	$4,181,421

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 50.0% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 27.8%.

43

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

44

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 55.27% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $9,227,228 or, if subsequently determined to be different, the net capital gain of such year.

45

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

46

Calvert

VP Russell 2000® Small Cap Index Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

47

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

48

Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Adviser

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

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Printed on recycled paper.

24225    12.31.19

Calvert

VP EAFE International Index Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP EAFE International Index Portfolio

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

With virtually every U.S. and global equity index posting double-digit returns for the 12-month period ended December 31, 2019 — and bond markets in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes in the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks started the year with a climb, and international stocks followed. Facing concerns about slowing global growth and potential fallout from Brexit and U.S.-China trade issues, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. For the first four months of 2019, the S&P 500®,2 the MSCI EAFE, the MSCI Emerging Markets, and the MSCI World indexes all reported strongly positive returns. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the global stock rally resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October, to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates.

After falling in August, global equities rallied again during the final months of the period, spurred by central bank actions; improved numbers from Chinese manufacturing, which had previously weakened; and optimism about a U.S.-China trade détente. Two events in December did much to allay investor concerns about trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase-one” trade deal with China.

During the 12-month period ended December 31, 2019, the MSCI World Index, an index of developed market equity securities, returned 27.67%. The S&P 500® Index, a broad measure of U.S. stocks, returned 31.49%, hitting an all-time high the day after Christmas. The MSCI EAFE Index of developed-market international equities returned 22.01%, and the MSCI Emerging Markets Index returned 18.42%.

Investment Strategy

Calvert VP EAFE International Index Portfolio (the Fund) seeks to substantially replicate the performance of the MSCI EAFE Index (the Index). This is accomplished by investing in all, or virtually all, of the larger capitalization stocks in the Index in approximately the same proportion as the Index and in a sampling of the smaller capitalization stocks. The Index is a widely accepted benchmark of international stock performance that is designed to represent the performance of large- and mid-cap securities in 21 developed markets, including countries in Europe, Australasia, and the Far East, but excluding the United States and Canada.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 21.26% for Class I shares at net asset value (NAV). By comparison, the Index returned 22.01% for the same period. The Index is unmanaged and returns do not reflect any fees, dividend withholding taxes, and operating expenses.

All 21 countries within the Index had positive returns on a U.S. dollar basis during the period, with almost all countries experiencing double-digit returns for 2019. Easing trade tensions and central bank stimulus boosted equity returns across the developed world. Similarly, almost all market sectors had positive, double-digit returns, led by information technology, which was up 37.68% during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Performance

Portfolio Manager Thomas Seto of Calvert Research and Management

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class I at NAV	11/12/2002	11/12/2002	21.26%	5.26%	4.78%
Class F at NAV	12/17/2007	11/12/2002	21.00	5.01	4.54

MSCI EAFE Index	—	—	22.01%	5.67%	5.50%

% Total Annual Operating Expense Ratios [4]				Class I	Class F

Gross				0.69%	0.89%
Net				0.49	0.69

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class F	$10,000	12/31/2009	$15,599	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Fund Profile

Sector Allocation (% of net assets) [5]

Financials	18.4%

Industrials	15.0

Health Care	12.1

Consumer Discretionary	11.5

Consumer Staples	11.2

Materials	7.1

Information Technology	6.9

Communication Services	5.2

Energy	4.8

Utilities	3.7

Real Estate	3.5

Total	99.4%

Top 10 Holdings (% of net assets) [5]

Nestle SA	2.2%

Roche Holding AG PC	1.5

Novartis AG	1.4

Toyota Motor Corp.	1.1

HSBC Holdings PLC	1.1

SAP SE	0.9

Total SA	0.9

AstraZeneca PLC	0.9

LVMH Moet Hennessy Louis Vuitton SE	0.9

BP PLC	0.9

Total	11.8%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

5

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,065.80	$2.50	**	0.48%
Class F	$1,000.00	$1,064.70	$3.54	**	0.68%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45	**	0.48%
Class F	$1,000.00	$1,021.78	$3.47	**	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments

Common Stocks — 99.4%
Security	Shares	Value

Australia — 6.7%

AGL Energy, Ltd.	6,090	$87,657

Alumina, Ltd.	14,501	23,422

AMP, Ltd. (1)	10,568	14,216

APA Group (1)	11,361	88,439

Aristocrat Leisure, Ltd.	4,773	112,782

ASX, Ltd.	1,623	89,363

Aurizon Holdings, Ltd.	16,477	60,469

AusNet Services	27,031	32,234

Australia & New Zealand Banking Group, Ltd.	24,210	417,525

Bendigo & Adelaide Bank, Ltd. (1)	4,706	32,292

BGP Holdings PLC (2)(3)	77,172	0

BHP Group, Ltd.	25,518	698,742

BlueScope Steel, Ltd.	4,388	46,476

Boral, Ltd.	10,917	34,346

Brambles, Ltd.	14,024	115,427

Caltex Australia, Ltd.	2,659	63,402

Challenger, Ltd. (1)	5,824	33,142

CIMIC Group, Ltd.	1,008	23,436

Coca-Cola Amatil, Ltd.	2,449	19,018

Cochlear, Ltd.	420	66,195

Coles Group, Ltd.	8,634	89,878

Commonwealth Bank of Australia	15,098	846,965

Computershare, Ltd. (1)	3,586	42,279

Crown Resorts, Ltd.	3,713	31,305

CSL, Ltd.	3,904	756,916

Dexus	9,023	74,275

Flight Centre Travel Group, Ltd.	565	17,475

Fortescue Metals Group, Ltd.	11,558	87,128

Goodman Group	14,771	138,806

GPT Group (The)	14,077	55,450

Harvey Norman Holdings, Ltd. (1)	5,671	16,197

Incitec Pivot, Ltd.	17,202	38,431

Insurance Australia Group, Ltd. (1)	21,017	112,927

Lend Lease Group	5,044	62,362

Macquarie Group, Ltd. (1)	2,900	280,848

Magellan Financial Group, Ltd.	712	28,526

Medibank Pvt, Ltd.	21,199	46,982

Mirvac Group	28,589	63,991

National Australia Bank, Ltd.	24,625	426,113

Newcrest Mining, Ltd.	6,846	144,580

Oil Search, Ltd. (1)	12,475	63,610

Orica, Ltd.	3,401	52,445

Origin Energy, Ltd.	13,013	77,157

Qantas Airways, Ltd.	7,283	36,302

Security	Shares	Value

Australia (continued)

QBE Insurance Group, Ltd.	11,896	$107,498

Ramsay Health Care, Ltd.	1,442	73,366

REA Group, Ltd.	537	39,011

Rio Tinto, Ltd.	3,172	224,419

Santos, Ltd.	13,517	77,763

Scentre Group	45,895	123,515

Seek, Ltd.	3,323	52,595

Sonic Healthcare, Ltd.	4,020	81,055

South32, Ltd.	48,353	91,296

Stockland	19,317	62,675

Suncorp Group, Ltd.	11,330	102,920

Sydney Airport	11,138	67,671

Tabcorp Holdings, Ltd.	15,814	50,274

Telstra Corp., Ltd.	37,215	92,442

TPG Telecom, Ltd.	3,460	16,302

Transurban Group	24,274	254,077

Treasury Wine Estates, Ltd.	6,449	73,459

Vicinity Centres	25,959	45,404

Washington H. Soul Pattinson & Co., Ltd. (1)	1,000	15,086

Wesfarmers, Ltd.	10,212	296,778

Westpac Banking Corp.	30,242	516,435

WiseTech Global, Ltd. (1)	1,431	23,500

Woodside Petroleum, Ltd.	7,595	183,636

Woolworths Group, Ltd.	10,747	272,581

WorleyParsons, Ltd. (1)	1,653	17,857

		$8,611,146

Austria — 0.2%

Andritz AG	669	$28,761

Erste Group Bank AG	2,528	94,957

OMV AG	1,054	59,050

Raiffeisen Bank International AG	1,194	29,885

Verbund AG	502	25,200

Voestalpine AG	1,159	32,146

		$269,999

Belgium — 1.0%

Ageas	1,514	$89,527

Anheuser-Busch InBev SA/NV	6,687	547,668

Colruyt SA	686	35,776

Galapagos NV (1)(2)	317	66,014

Groupe Bruxelles Lambert SA	572	60,358

KBC Group NV	1,991	150,111

Proximus SA	920	26,361

Solvay SA	647	75,306

7	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Belgium (continued)

Telenet Group Holding NV	537	$24,140

UCB SA	958	76,232

Umicore SA	1,940	94,544

		$1,246,037

Denmark — 1.8%

AP Moller — Maersk A/S, Class A	38	$51,488

AP Moller — Maersk A/S, Class B	63	90,898

Carlsberg A/S, Class B	953	142,222

Chr. Hansen Holding A/S	842	66,935

Coloplast A/S, Class B	1,084	134,482

Danske Bank A/S	6,396	103,476

Demant A/S (1)(2)	1,207	38,013

DSV PANALPINA A/S	1,502	173,145

Genmab A/S (2)	610	135,666

H Lundbeck A/S	411	15,713

ISS A/S	1,075	25,784

Novo Nordisk A/S, Class B	15,469	896,410

Novozymes A/S, Class B	2,046	100,146

Orsted A/S (4)	1,567	162,110

Pandora A/S	992	43,141

Tryg A/S	1,180	34,996

Vestas Wind Systems A/S	1,533	154,843

		$2,369,468

Finland — 1.1%

Elisa Oyj	1,450	$80,119

Fortum Oyj	3,869	95,500

Kone Oyj, Class B	3,003	196,360

Metso Oyj	1,149	45,391

Neste Oyj	3,315	115,365

Nokia Oyj	42,143	155,881

Nokian Renkaat Oyj	1,167	33,565

Nordea Bank Abp	28,251	228,556

Orion Oyj, Class B	1,045	48,396

Sampo Oyj, Class A	3,936	171,858

Stora Enso Oyj, Class R	4,859	70,702

UPM-Kymmene Oyj	4,913	170,454

Wartsila Oyj Abp	3,830	42,335

		$1,454,482

France — 10.7%

Accor SA	1,534	$72,004

Aeroports de Paris	234	46,331

Air Liquide SA	4,211	596,997

Security	Shares	Value

France (continued)

Alstom SA	1,576	$74,890

Amundi SA (4)	600	47,182

ArcelorMittal SA	5,939	104,643

Arkema SA	578	61,804

Atos SE	785	65,597

AXA SA	17,154	484,708

BioMerieux	321	28,618

BNP Paribas SA	9,829	584,217

Bollore SA	8,863	38,731

Bouygues SA	2,111	89,985

Bureau Veritas SA	2,318	60,597

Capgemini SE	1,303	159,363

Carrefour SA	3,994	67,174

Casino Guichard Perrachon SA	619	28,998

Cie de Saint-Gobain	4,545	186,190

Cie Generale des Etablissements Michelin SCA	1,561	192,095

CNP Assurances	992	19,766

Covivio	345	39,182

Credit Agricole SA	10,461	152,222

Danone SA	5,408	449,112

Dassault Aviation SA	27	35,430

Dassault Systemes SE	1,153	190,159

Edenred	2,118	109,764

Eiffage SA	600	68,836

Electricite de France SA	2,761	30,808

Engie SA	15,203	246,263

EssilorLuxottica SA	2,499	382,051

Eurazeo SE	476	32,673

Eurofins Scientific SE (1)	110	61,109

Eutelsat Communications SA	1,779	28,987

Faurecia SE	412	22,367

Gecina SA	419	75,117

Getlink SE	3,977	69,338

Hermes International	288	215,743

Icade SA	224	24,391

Iliad SA (1)	269	34,989

Ingenico Group SA	559	60,807

Ipsen SA	305	27,074

JC Decaux SA	757	23,390

Kering SA	675	444,767

Klepierre SA	2,139	81,376

L’Oreal SA	2,154	636,954

Legrand SA	2,379	194,278

LVMH Moet Hennessy Louis Vuitton SE	2,386	1,111,765

Natixis SA	7,719	34,384

Orange SA (1)	17,649	259,373

8	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

France (continued)

Pernod-Ricard SA	1,784	$319,225

Peugeot SA	4,946	119,086

Publicis Groupe SA	1,961	88,914

Remy Cointreau SA	223	27,407

Renault SA	1,759	83,530

Safran SA	2,812	434,339

Sanofi SA	9,738	977,962

Sartorius Stedim Biotech	147	24,400

Schneider Electric SE	4,674	480,205

SCOR SE	1,419	59,734

SEB SA	175	26,027

SES SA FDR	3,178	44,669

Societe Generale SA	6,891	240,482

Sodexo SA	778	92,279

Suez	2,099	31,807

Teleperformance	519	126,801

Thales SA	954	99,268

Total SA	20,645	1,145,602

Ubisoft Entertainment SA (2)	595	41,223

Unibail-Rodamco-Westfield	1,158	182,772

Valeo SA	2,186	77,479

Veolia Environnement SA	4,212	112,074

Vinci SA	4,302	479,129

Vivendi SA	7,584	219,614

Wendel SA	198	26,375

Worldline SA (2)(4)	817	57,918

		$13,770,920

Germany — 8.6%

adidas AG	1,576	$513,016

Allianz SE	3,751	919,099

Aroundtown SA	6,058	54,412

BASF SE	7,787	586,646

Bayer AG	8,078	656,714

Bayerische Motoren Werke AG	2,757	225,814

Bayerische Motoren Werke AG, PFC Shares	555	34,167

Beiersdorf AG	943	112,607

Brenntag AG	1,412	76,610

Carl Zeiss Meditec AG	239	30,384

Commerzbank AG	9,705	59,938

Continental AG	995	128,584

Covestro AG (4)	1,407	65,468

Daimler AG	7,922	437,962

Delivery Hero SE (2)(4)	811	64,279

Deutsche Bank AG	13,741	106,472

Deutsche Boerse AG	1,754	275,049

Security	Shares	Value

Germany (continued)

Deutsche Lufthansa AG	2,376	$43,649

Deutsche Post AG	8,335	316,931

Deutsche Telekom AG	29,068	475,034

Deutsche Wohnen SE	3,115	126,708

E.ON SE	17,229	184,124

Evonik Industries AG	1,690	51,617

Fraport AG Frankfurt Airport Services Worldwide	424	35,991

Fresenius Medical Care AG & Co. KGaA	1,903	140,114

Fresenius SE & Co. KGaA	3,759	211,532

Fuchs Petrolub SE, PFC Shares	708	35,176

GEA Group AG	1,575	52,132

Hannover Rueck SE	541	104,313

HeidelbergCement AG	1,352	98,243

Henkel AG & Co. KGaA	931	87,507

Henkel AG & Co. KGaA, PFC Shares	1,492	154,124

Hochtief AG	211	26,864

Infineon Technologies AG	10,311	232,970

KION Group AG	671	46,143

Knorr-Bremse AG	433	44,017

Lanxess AG	810	54,386

Merck KGaA	1,141	134,517

METRO AG	1,662	26,744

MTU Aero Engines AG	460	131,066

Muenchener Rueckversicherungs-Gesellschaft AG	1,188	350,570

Porsche Automobil Holding SE, PFC Shares	1,254	93,045

Puma SE	560	42,942

RWE AG	4,542	139,176

SAP SE	8,521	1,146,911

Sartorius AG, PFC Shares	314	67,121

Siemens AG	6,547	854,983

Siemens Healthineers AG (4)	983	47,122

Symrise AG	1,151	120,980

Telefonica Deutschland Holding AG	7,582	21,995

ThyssenKrupp AG	3,750	50,389

TUI AG	4,204	53,056

Uniper SE	1,361	44,983

United Internet AG	1,054	34,518

Volkswagen AG	330	63,916

Volkswagen AG, PFC Shares	1,662	327,145

Vonovia SE	4,410	236,858

Wirecard AG	1,088	130,309

Zalando SE (2)(4)	881	44,429

		$11,031,571

Hong Kong — 3.5%

AIA Group, Ltd.	103,766	$1,091,407

ASM Pacific Technology, Ltd.	2,174	30,176

9	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Hong Kong (continued)

Bank of East Asia, Ltd. (The)	7,110	$15,874

BeiGene, Ltd. ADR (2)	376	62,326

BOC Hong Kong Holdings, Ltd.	33,956	117,876

Budweiser Brewing Co. APAC, Ltd. (2)(4)	6,000	20,259

CK Asset Holdings, Ltd.	23,066	166,449

CK Hutchison Holdings, Ltd.	24,347	232,160

CK Infrastructure Holdings, Ltd.	4,104	29,207

CLP Holdings, Ltd.	14,122	148,244

Dairy Farm International Holdings, Ltd.	3,000	17,130

Galaxy Entertainment Group, Ltd.	17,913	131,869

Hang Lung Properties, Ltd.	13,000	28,545

Hang Seng Bank, Ltd.	6,440	133,115

Henderson Land Development Co., Ltd.	14,806	72,654

HK Electric Investments & HK Electric Investments, Ltd.	27,027	26,638

HKT Trust and HKT, Ltd.	27,020	38,079

Hong Kong & China Gas Co., Ltd.	94,325	184,299

Hong Kong Exchanges and Clearing, Ltd.	10,306	334,818

Hongkong Land Holdings, Ltd.	9,294	53,460

Jardine Matheson Holdings, Ltd.	2,019	112,353

Jardine Strategic Holdings, Ltd.	2,100	64,403

Kerry Properties, Ltd.	6,621	21,029

Link REIT	18,689	197,991

Melco Resorts & Entertainment, Ltd.	1,940	46,890

MTR Corp., Ltd.	11,981	70,802

New World Development Co., Ltd.	57,431	78,723

NWS Holdings, Ltd.	15,628	21,904

PCCW, Ltd.	42,738	25,288

Power Assets Holdings, Ltd.	11,042	80,779

Sands China, Ltd.	19,483	104,099

Sino Land Co., Ltd.	31,433	45,625

SJM Holdings, Ltd.	21,000	23,912

Sun Hung Kai Properties, Ltd.	14,152	216,736

Swire Pacific, Ltd., Class A	4,537	42,147

Swire Properties, Ltd.	11,929	39,519

Techtronic Industries Co., Ltd.	12,025	98,144

Vitasoy International Holdings, Ltd.	8,000	29,021

WH Group, Ltd. (4)	81,549	84,319

Wharf Real Estate Investment Co., Ltd.	11,905	72,639

Wheelock & Co., Ltd.	6,286	41,904

Wynn Macau, Ltd.	15,891	39,157

Yue Yuen Industrial Holdings, Ltd.	7,565	22,326

		$4,514,295

Ireland — 0.9%

AIB Group PLC	8,000	$27,948

Bank of Ireland Group PLC	7,679	42,262

Security	Shares	Value

Ireland (continued)

CRH PLC	6,804	$272,901

DCC PLC	788	68,350

Experian PLC	7,613	258,077

Flutter Entertainment PLC	443	53,990

James Hardie Industries PLC CDI	3,691	72,139

Kerry Group plc, Class A	1,467	183,053

Kingspan Group PLC	1,458	89,277

Smurfit Kappa Group PLC	1,686	65,007

		$1,133,004

Israel — 0.5%

Azrieli Group, Ltd.	315	$23,075

Bank Hapoalim B.M.	10,950	90,937

Bank Leumi Le-Israel B.M.	13,251	96,639

Check Point Software Technologies, Ltd. (2)	1,150	127,604

CyberArk Software, Ltd. (2)	218	25,414

Elbit Systems, Ltd.	141	21,970

Israel Chemicals, Ltd.	5,940	28,052

Israel Discount Bank Ltd., Class A	9,880	45,885

Mizrahi Tefahot Bank, Ltd.	860	22,940

Nice, Ltd. (2)	513	79,545

Teva Pharmaceutical Industries, Ltd. (1)(2)	9,908	97,098

Wix.com, Ltd. (2)	425	52,012

		$711,171

Italy — 2.1%

Assicurazioni Generali SpA	9,589	$197,963

Atlantia SpA	4,209	98,233

Davide Campari-Milano SpA	5,508	50,328

Enel SpA	72,788	578,215

Eni SpA	21,945	340,833

Ferrari NV	978	162,383

FinecoBank Banca Fineco SpA	4,632	55,565

Intesa Sanpaolo SpA	130,530	343,841

Leonardo SpA	3,780	44,329

Mediobanca Banca di Credito Finanziario SpA	4,282	47,147

Moncler SpA	1,356	61,030

Pirelli & C SpA (4)	2,992	17,269

Poste Italiane SpA (4)	5,326	60,519

Prysmian SpA	1,988	47,989

Recordati SpA	751	31,658

Snam SpA	16,457	86,528

Telecom Italia SpA (2)	60,818	37,981

Telecom Italia SpA, PFC Shares (2)	61,458	37,638

Tenaris SA	4,814	54,542

10	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Italy (continued)

Terna Rete Elettrica Nazionale SpA	12,851	$85,946

UniCredit SpA	16,810	245,711

		$2,685,648

Japan — 24.3%

ABC-Mart, Inc.	336	$22,936

Acom Co., Ltd.	4,068	18,457

Advantest Corp.	1,500	84,597

AEON Co. Ltd.	5,948	122,745

AEON Financial Service Co., Ltd. (1)	1,135	17,884

Aeon Mall Co., Ltd. (1)	1,161	20,593

AGC, Inc.	1,656	59,215

Air Water, Inc.	1,519	22,165

Aisin Seiki Co., Ltd.	1,652	61,190

Ajinomoto Co., Inc.	2,599	43,266

Alfresa Holdings Corp.	1,916	38,924

Alps Alpine Co., Ltd.	1,919	43,560

Amada Holdings Co., Ltd.	2,469	28,082

ANA Holdings, Inc.	883	29,478

Aozora Bank, Ltd.	906	23,935

Asahi Group Holdings, Ltd.	3,315	151,232

Asahi Intecc Co., Ltd. (1)	1,600	46,850

Asahi Kasei Corp.	11,670	131,035

Astellas Pharma, Inc.	15,601	266,309

Bandai Namco Holdings, Inc.	1,737	105,666

Bank of Kyoto, Ltd. (The)	618	26,352

Benesse Holdings, Inc.	678	17,821

Bridgestone Corp.	5,084	188,871

Brother Industries, Ltd.	1,905	39,344

Calbee, Inc.	818	26,652

Canon, Inc. (1)	9,000	246,316

Casio Computer Co., Ltd.	1,531	30,595

Central Japan Railway Co.	1,259	253,146

Chiba Bank, Ltd. (The)	5,241	30,135

Chubu Electric Power Co., Inc.	5,569	78,723

Chugai Pharmaceutical Co., Ltd.	1,982	182,533

Chugoku Electric Power Co., Inc. (The)	2,837	37,293

Coca-Cola Bottlers Japan Holdings, Inc. (1)	1,200	30,660

Concordia Financial Group, Ltd.	9,831	40,373

Credit Saison Co., Ltd. (1)	1,512	26,224

CyberAgent, Inc. (1)	600	20,901

Dai Nippon Printing Co., Ltd.	2,105	56,935

Dai-ichi Life Holdings, Inc.	9,813	161,721

Daicel Corp.	2,854	27,285

Daifuku Co., Ltd. (1)	900	54,391

Daiichi Sankyo Co., Ltd.	4,800	317,012

Security	Shares	Value

Japan (continued)

Daikin Industries, Ltd.	2,058	$290,363

Daito Trust Construction Co., Ltd.	616	76,123

Daiwa House Industry Co., Ltd.	5,132	158,871

Daiwa House REIT Investment Corp.	11	28,763

Daiwa Securities Group, Inc.	14,525	73,328

Denso Corp.	3,934	177,669

Dentsu, Inc. (1)	1,905	65,638

Disco Corp. (1)	200	46,965

East Japan Railway Co.	2,650	239,194

Eisai Co., Ltd.	2,251	168,433

Electric Power Development Co., Ltd.	1,493	36,239

FamilyMart Co., Ltd. (1)	2,532	60,641

FANUC Corp.	1,662	306,913

Fast Retailing Co., Ltd.	536	318,424

Fuji Electric Co., Ltd.	1,141	34,660

FUJIFILM Holdings Corp.	3,027	144,557

Fujitsu, Ltd.	1,652	155,380

Fukuoka Financial Group, Inc.	1,577	30,130

GMO Payment Gateway, Inc. (1)	400	27,393

Hakuhodo DY Holdings, Inc.	2,178	35,046

Hamamatsu Photonics K.K.	1,351	55,365

Hankyu Hanshin Holdings, Inc.	2,062	88,203

Hikari Tsushin, Inc.	219	55,034

Hino Motors, Ltd.	2,636	27,877

Hirose Electric Co., Ltd. (1)	142	18,152

Hisamitsu Pharmaceutical Co., Inc. (1)	630	30,682

Hitachi Chemical Co., Ltd.	1,062	44,493

Hitachi Construction Machinery Co., Ltd. (1)	1,096	32,647

Hitachi High-Technologies Corp.	702	49,715

Hitachi Metals, Ltd.	2,186	32,177

Hitachi, Ltd.	8,184	345,330

Honda Motor Co., Ltd.	13,901	393,420

Hoshizaki Corp.	316	28,175

HOYA Corp.	3,223	307,674

Hulic Co., Ltd. (1)	3,040	36,602

Idemitsu Kosan Co., Ltd.	1,684	46,532

IHI Corp. (1)	1,298	30,374

Iida Group Holdings Co., Ltd.	1,500	26,288

INPEX Corp.	8,491	87,964

Isetan Mitsukoshi Holdings, Ltd.	3,424	30,747

Isuzu Motors, Ltd.	5,055	59,754

ITOCHU Corp.	11,548	267,644

Itochu Techno-Solutions Corp.	1,000	28,162

J. Front Retailing Co., Ltd.	2,460	34,310

Japan Airlines Co., Ltd.	820	25,531

Japan Airport Terminal Co., Ltd. (1)	400	22,194

11	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Japan (continued)

Japan Exchange Group, Inc.	4,518	$79,540

Japan Post Bank Co., Ltd.	2,400	23,027

Japan Post Holdings Co., Ltd.	11,100	104,390

Japan Post Insurance Co., Ltd.	1,500	25,570

Japan Prime Realty Investment Corp.	8	35,175

Japan Real Estate Investment Corp.	10	66,365

Japan Retail Fund Investment Corp.	20	43,038

Japan Tobacco, Inc.	9,934	221,494

JFE Holdings, Inc. (1)	2,625	33,683

JGC Holdings Corp. (1)	2,113	33,631

JSR Corp.	1,959	35,835

JTEKT Corp.	2,275	26,875

JXTG Holdings, Inc.	26,738	121,352

Kajima Corp.	3,581	47,610

Kakaku.com, Inc.	1,455	37,151

Kamigumi Co., Ltd.	1,188	26,114

Kansai Electric Power Co., Inc. (The) (1)	6,078	70,412

Kansai Paint Co., Ltd.	1,523	37,206

Kao Corp.	4,201	346,478

Kawasaki Heavy Industries, Ltd.	1,447	31,627

KDDI Corp.	15,067	449,544

Keihan Holdings Co., Ltd.	838	40,690

Keikyu Corp.	2,389	46,057

Keio Corp.	979	59,239

Keisei Electric Railway Co., Ltd.	1,406	54,482

Keyence Corp.	1,660	582,890

Kikkoman Corp. (1)	1,101	53,899

Kintetsu Group Holdings Co., Ltd.	1,546	83,855

Kirin Holdings Co., Ltd.	7,326	159,901

Kobayashi Pharmaceutical Co., Ltd.	400	33,880

Koito Manufacturing Co., Ltd.	947	43,852

Komatsu, Ltd.	8,246	197,916

Konami Holdings Corp.	951	39,079

Konica Minolta, Inc.	4,612	30,043

Kose Corp.	308	44,895

Kubota Corp.	9,011	141,502

Kuraray Co., Ltd. (1)	2,718	32,936

Kurita Water Industries, Ltd.	1,032	30,625

Kyocera Corp.	2,948	200,923

Kyowa Kirin Co., Ltd.	2,644	62,294

Kyushu Electric Power Co., Inc.	3,051	26,470

Kyushu Railway Co.	1,700	56,912

Lawson, Inc.	500	28,381

LINE Corp. (1)(2)	439	21,569

Lion Corp. (1)	1,722	33,473

LIXIL Group Corp.	2,113	36,464

Security	Shares	Value

Japan (continued)

M3, Inc.	3,958	$119,356

Makita Corp.	1,948	67,274

Marubeni Corp.	14,833	109,592

Marui Group Co., Ltd.	1,130	27,552

Maruichi Steel Tube, Ltd.	575	16,159

Mazda Motor Corp.	4,510	38,432

McDonald’s Holdings Co. (Japan), Ltd. (1)	677	32,617

Mebuki Financial Group, Inc.	9,500	24,221

Medipal Holdings Corp.	1,745	38,513

MEIJI Holdings Co., Ltd.	967	65,350

Mercari, Inc. (2)	1,000	20,444

MINEBEA MITSUMI, Inc.	3,459	71,450

MISUMI Group, Inc.	2,280	56,430

Mitsubishi Chemical Holdings Corp.	11,222	83,617

Mitsubishi Corp.	11,890	314,982

Mitsubishi Electric Corp.	14,860	202,329

Mitsubishi Estate Co., Ltd.	10,768	206,044

Mitsubishi Gas Chemical Co., Inc.	1,148	17,489

Mitsubishi Heavy Industries, Ltd.	2,944	114,159

Mitsubishi Materials Corp.	1,000	27,140

Mitsubishi Motors Corp. (1)	3,200	13,338

Mitsubishi Tanabe Pharma Corp.	1,789	32,819

Mitsubishi UFJ Financial Group, Inc.	106,276	574,564

Mitsubishi UFJ Lease & Finance Co., Ltd.	4,566	29,394

Mitsui & Co., Ltd.	13,675	243,080

Mitsui Chemicals, Inc.	1,475	35,930

Mitsui Fudosan Co., Ltd.	7,831	191,389

Mitsui OSK Lines, Ltd.	1,100	30,250

Mizuho Financial Group, Inc.	208,814	321,661

MonotaRO Co., Ltd. (1)	600	15,973

MS&AD Insurance Group Holdings, Inc.	4,228	139,561

Murata Manufacturing Co., Ltd.	4,914	302,450

Nabtesco Corp. (1)	1,148	33,828

Nagoya Railroad Co., Ltd. (1)	1,275	39,592

NEC Corp.	1,755	72,630

Nexon Co., Ltd. (2)	3,550	47,092

NGK Insulators, Ltd.	1,971	34,288

NGK Spark Plug Co., Ltd.	1,223	23,707

NH Foods, Ltd.	883	36,577

Nidec Corp.	2,014	275,080

Nikon Corp.	2,874	35,148

Nintendo Co., Ltd.	921	368,363

Nippon Building Fund, Inc.	12	87,963

Nippon Express Co., Ltd.	576	33,765

Nippon Paint Holdings Co., Ltd.	958	49,319

Nippon Prologis REIT, Inc.	18	45,844

12	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Japan (continued)

Nippon Shinyaku Co., Ltd.	300	$25,978

Nippon Steel Corp.	5,375	81,017

Nippon Telegraph & Telephone Corp.	10,804	273,057

Nippon Yusen KK	1,300	23,431

Nissan Chemical Corp.	647	27,095

Nissan Motor Co., Ltd.	20,743	120,200

Nisshin Seifun Group, Inc.	1,417	24,723

Nissin Foods Holdings Co., Ltd.	498	36,988

Nitori Holdings Co., Ltd.	716	113,021

Nitto Denko Corp.	1,470	82,655

Nomura Holdings, Inc.	26,657	137,171

Nomura Real Estate Holdings, Inc.	1,270	30,461

Nomura Real Estate Master Fund, Inc.	29	49,605

Nomura Research Institute, Ltd.	3,000	64,158

NSK, Ltd.	3,396	32,103

NTT Data Corp.	5,530	73,958

NTT DoCoMo, Inc.	11,724	326,585

Obayashi Corp.	5,320	59,087

Obic Co., Ltd.	660	88,903

Odakyu Electric Railway Co., Ltd.	2,305	53,773

Oji Holdings Corp.	8,273	44,740

Olympus Corp.	10,276	158,381

Omron Corp.	1,663	96,933

Ono Pharmaceutical Co., Ltd.	3,505	80,020

Oracle Corp. Japan	389	35,305

Oriental Land Co., Ltd.	1,624	221,581

ORIX Corp.	12,002	198,889

Orix JREIT, Inc.	17	36,848

Osaka Gas Co., Ltd.	3,123	59,722

Otsuka Corp.	1,064	42,491

Otsuka Holdings Co., Ltd.	3,552	158,328

Pan Pacific International Holdings Corp.	3,636	60,326

Panasonic Corp.	19,947	187,086

Park24 Co., Ltd.	1,041	25,490

PeptiDream, Inc. (2)	1,000	51,103

Persol Holdings Co., Ltd.	1,200	22,489

Pigeon Corp. (1)	900	32,955

Pola Orbis Holdings, Inc. (1)	932	22,199

Rakuten, Inc. (1)	8,000	68,345

Recruit Holdings Co., Ltd.	11,857	444,108

Renesas Electronics Corp. (2)	5,000	34,160

Resona Holdings, Inc.	19,311	84,168

Ricoh Co., Ltd.	5,835	63,494

Rinnai Corp.	346	27,040

Rohm Co., Ltd.	907	72,369

Ryohin Keikaku Co., Ltd.	2,430	56,634

Security	Shares	Value

Japan (continued)

Sankyo Co., Ltd.	600	$19,928

Santen Pharmaceutical Co., Ltd.	2,900	55,225

SBI Holdings, Inc.	1,575	33,252

SECOM Co., Ltd.	1,748	155,996

Sega Sammy Holdings, Inc.	1,500	21,719

Seibu Holdings, Inc.	1,400	23,030

Seiko Epson Corp.	2,252	34,003

Sekisui Chemical Co., Ltd.	3,264	56,630

Sekisui House, Ltd.	4,450	95,029

Seven & i Holdings Co., Ltd.	6,226	228,217

Seven Bank, Ltd.	6,071	19,889

SG Holdings Co., Ltd.	1,400	31,536

Sharp Corp.	1,524	23,291

Shimadzu Corp.	2,014	62,984

Shimamura Co., Ltd.	225	17,105

Shimano, Inc.	650	105,450

Shimizu Corp.	5,627	57,321

Shin-Etsu Chemical Co., Ltd.	3,085	339,267

Shinsei Bank, Ltd.	1,822	27,799

Shionogi & Co., Ltd.	2,421	149,767

Shiseido Co., Ltd. (1)	3,374	239,588

Shizuoka Bank, Ltd. (The)	3,925	29,195

Showa Denko KK (1)	1,300	34,262

SMC Corp.	479	219,054

SoftBank Corp.	15,200	203,827

SoftBank Group Corp.	13,484	585,435

Sohgo Security Services Co., Ltd.	728	39,403

Sompo Holdings, Inc.	2,899	113,843

Sony Corp.	10,980	745,516

Sony Financial Holdings, Inc.	574	13,779

Square Enix Holdings Co., Ltd.	700	34,856

Stanley Electric Co., Ltd.	1,134	32,751

Subaru Corp.	5,128	127,020

Sumco Corp. (1)	1,600	26,510

Sumitomo Chemical Co., Ltd.	13,034	59,182

Sumitomo Corp.	10,225	151,875

Sumitomo Dainippon Pharma Co., Ltd. (1)	1,622	31,426

Sumitomo Electric Industries, Ltd.	6,690	100,471

Sumitomo Heavy Industries, Ltd.	1,127	32,012

Sumitomo Metal Mining Co., Ltd.	2,120	68,264

Sumitomo Mitsui Financial Group, Inc.	11,497	424,646

Sumitomo Mitsui Trust Holdings, Inc.	2,582	102,069

Sumitomo Realty & Development Co., Ltd.	3,168	110,530

Sumitomo Rubber Industries, Ltd. (1)	1,700	20,729

Sundrug Co., Ltd.	700	25,327

Suntory Beverage & Food, Ltd.	1,117	46,633

13	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Japan (continued)

Suzuken Co., Ltd.	500	$20,379

Suzuki Motor Corp.	2,978	124,307

Sysmex Corp.	1,393	94,842

T&D Holdings, Inc.	5,006	63,304

Taiheiyo Cement Corp.	1,231	36,134

Taisei Corp.	1,849	76,587

Taisho Pharmaceutical Holdings Co., Ltd.	167	12,324

Taiyo Nippon Sanso Corp.	1,324	29,305

Takeda Pharmaceutical Co., Ltd.	13,024	515,128

TDK Corp.	1,055	118,560

TEIJIN, Ltd.	1,307	24,418

Terumo Corp.	5,318	188,652

THK Co., Ltd.	1,228	32,970

Tobu Railway Co., Ltd.	1,273	46,084

Toho Co., Ltd.	1,156	48,173

Toho Gas Co., Ltd.	772	31,522

Tohoku Electric Power Co., Inc.	3,514	34,836

Tokio Marine Holdings, Inc.	5,600	313,537

Tokyo Century Corp.	500	26,622

Tokyo Electric Power Co. Holdings, Inc. (2)	11,600	49,654

Tokyo Electron, Ltd.	1,379	301,077

Tokyo Gas Co., Ltd.	3,362	81,693

Tokyu Corp.	4,384	81,072

Tokyu Fudosan Holdings Corp.	5,227	36,094

Toppan Printing Co., Ltd.	2,674	55,240

Toray Industries, Inc.	11,862	80,371

Toshiba Corp.	4,074	138,279

Tosoh Corp.	1,600	24,649

TOTO, Ltd.	1,143	48,266

Toyo Seikan Group Holdings, Ltd.	1,665	28,662

Toyo Suisan Kaisha, Ltd.	904	38,389

Toyoda Gosei Co., Ltd.	662	16,530

Toyota Industries Corp.	1,361	78,312

Toyota Motor Corp.	19,630	1,383,159

Toyota Tsusho Corp.	1,765	62,000

Trend Micro, Inc.	1,144	58,538

Tsuruha Holdings, Inc.	372	47,764

Unicharm Corp.	3,314	111,905

United Urban Investment Corp.	22	41,317

USS Co., Ltd.	2,235	42,249

Welcia Holdings Co., Ltd.	300	19,059

West Japan Railway Co.	1,478	127,837

Yakult Honsha Co., Ltd.	896	49,381

Yamada Denki Co., Ltd.	6,405	33,985

Yamaha Corp.	1,409	78,120

Yamaha Motor Co., Ltd. (1)	2,354	47,158

Security	Shares	Value

Japan (continued)

Yamato Holdings Co., Ltd.	2,964	$50,535

Yamazaki Baking Co., Ltd. (1)	1,347	24,070

Yaskawa Electric Corp. (1)	2,183	82,236

Yokogawa Electric Corp.	2,328	40,882

Yokohama Rubber Co., Ltd. (The)	1,123	21,781

Z Holdings Corp.	23,517	99,291

ZOZO, Inc.	607	11,609

		$31,329,939

Netherlands — 6.5%

ABN AMRO Bank NV (4)	3,966	$72,286

Adyen NV (1)(2)(4)	94	77,324

Aegon NV	16,563	75,819

AerCap Holdings NV (2)	863	53,049

Airbus SE	4,998	733,532

Akzo Nobel NV	2,042	208,537

Altice Europe NV (2)	5,630	36,457

ASML Holding NV	3,712	1,098,961

CNH Industrial NV	9,151	100,477

EXOR NV	898	69,623

Fiat Chrysler Automobiles NV	9,199	136,389

Heineken Holding NV	1,027	99,817

Heineken NV	2,121	226,370

ING Groep NV	33,790	406,237

Koninklijke Ahold Delhaize NV	10,626	266,419

Koninklijke DSM NV	1,668	218,084

Koninklijke KPN NV (1)	27,289	80,758

Koninklijke Philips NV	7,848	383,639

Koninklijke Vopak NV	716	38,908

NN Group NV	2,795	106,274

NXP Semiconductors NV	2,468	314,078

Prosus NV (2)	3,800	284,398

QIAGEN NV (2)	2,172	74,007

Randstad NV	975	59,743

Royal Dutch Shell PLC, Class A	36,841	1,091,017

Royal Dutch Shell PLC, Class B	32,633	968,667

STMicroelectronics NV	5,943	160,346

Unilever NV	12,905	740,627

Wolters Kluwer NV	2,422	176,843

		$8,358,686

New Zealand — 0.3%

a2 Milk Co., Ltd. (1)(2)	6,592	$66,746

Auckland International Airport, Ltd.	7,512	44,279

Fisher & Paykel Healthcare Corp., Ltd.	5,320	79,619

14	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

New Zealand (continued)

Fletcher Building, Ltd.	7,060	$24,199

Mercury NZ, Ltd.	8,000	27,213

Meridian Energy, Ltd.	13,065	44,010

Ryman Healthcare, Ltd.	3,823	42,017

Spark New Zealand, Ltd.	18,656	54,401

		$382,484

Norway — 0.6%

Aker BP ASA	1,331	$43,684

DNB ASA	8,213	153,689

Equinor ASA	8,130	162,131

Gjensidige Forsikring ASA	2,039	42,800

Mowi ASA (1)	3,437	89,365

Norsk Hydro ASA	12,075	44,902

Orkla ASA	6,708	68,025

Schibsted ASA, Class B	908	25,948

Telenor ASA	5,788	103,754

Yara International ASA	1,585	66,037

		$800,335

Portugal — 0.2%

EDP-Energias de Portugal SA	23,611	102,458

Galp Energia SGPS SA, Class B	5,073	85,166

Jeronimo Martins SGPS SA	1,795	29,580

		$217,204

Singapore — 1.3%

Ascendas Real Estate Investment Trust	19,131	$42,267

CapitaLand Commercial Trust, Ltd.	21,099	31,248

CapitaLand Mall Trust	25,281	46,279

CapitaLand, Ltd.	17,948	50,084

City Developments, Ltd.	4,171	33,947

ComfortDelGro Corp., Ltd.	21,978	38,888

DBS Group Holdings, Ltd.	16,148	311,354

Genting Singapore, Ltd.	48,954	33,523

Jardine Cycle & Carriage, Ltd.	1,007	22,519

Keppel Corp., Ltd.	9,728	49,015

Mapletree Commercial Trust	19,300	34,320

Oversea-Chinese Banking Corp., Ltd.	28,436	232,622

SATS, Ltd.	6,826	25,694

Sembcorp Industries, Ltd.	12,300	20,947

Singapore Airlines, Ltd.	3,300	22,187

Singapore Exchange, Ltd.	5,000	32,931

Singapore Press Holdings, Ltd. (1)	7,319	11,856

Singapore Technologies Engineering, Ltd.	10,618	31,096

Security	Shares	Value

Singapore (continued)

Singapore Telecommunications, Ltd.	76,291	$191,270

Suntec Real Estate Investment Trust	24,465	33,491

United Overseas Bank, Ltd.	10,214	200,875

UOL Group, Ltd.	4,870	30,141

Venture Corp., Ltd.	2,000	24,128

Wilmar International, Ltd.	20,300	62,193

Yangzijiang Shipbuilding Holdings, Ltd.	20,000	16,671

		$1,629,546

Spain — 2.8%

ACS Actividades de Construccion y Servicios SA	2,064	$82,796

Aena SME SA (4)	615	117,906

Amadeus IT Group SA	3,651	299,005

Banco Bilbao Vizcaya Argentaria SA	59,631	334,788

Banco de Sabadell SA	46,977	55,006

Banco Santander SA	140,688	589,869

Bankia SA	11,742	25,141

Bankinter SA	5,419	39,804

CaixaBank SA	33,360	105,053

Cellnex Telecom SA (4)	1,732	74,711

Enagas SA	2,312	59,054

Endesa SA	3,009	80,354

Ferrovial SA	4,562	138,216

Grifols SA (1)	2,499	88,293

Iberdrola SA	51,699	532,787

Industria de Diseno Textil SA	9,793	346,090

Mapfre SA	10,989	29,138

Naturgy Energy Group SA	2,975	74,913

Red Electrica Corp. SA	4,173	84,085

Repsol SA	13,282	208,662

Siemens Gamesa Renewable Energy SA (1)	1,846	32,509

Telefonica SA	37,483	262,122

		$3,660,302

Sweden — 2.5%

Alfa Laval AB	2,793	$70,340

Assa Abloy AB, Class B	8,723	203,904

Atlas Copco AB, Class A	5,827	232,589

Atlas Copco AB, Class B	3,558	123,537

Boliden AB	2,356	62,572

Electrolux AB, Series B	1,958	48,134

Epiroc AB, Class A	5,827	71,260

Epiroc AB, Class B	3,558	42,286

Essity AB, Class B	4,895	157,650

Hennes & Mauritz AB, Class B	7,113	145,088

15	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

Sweden (continued)

Hexagon AB, Class B	2,400	$134,523

Husqvarna AB, Class B	4,245	34,018

ICA Gruppen AB	820	38,304

Industrivarden AB, Class C	1,673	40,345

Investor AB, Class B	4,143	226,182

Kinnevik AB, Class B	1,988	48,716

L E Lundbergforetagen AB, Class B	510	22,388

Lundin Petroleum AB	1,724	58,537

Millicom International Cellular SA SDR	674	32,368

Sandvik AB	9,185	178,900

Securitas AB, Class B	3,192	54,996

Skandinaviska Enskilda Banken AB, Class A	12,685	119,237

Skanska AB, Class B	2,734	61,847

SKF AB, Class B	3,325	67,319

Svenska Handelsbanken AB, Class A	12,961	139,593

Swedbank AB, Class A	7,827	116,356

Swedish Match AB	1,590	81,912

Tele2 AB, Class B	3,663	53,165

Telefonaktiebolaget LM Ericsson, Class B	27,017	236,069

Telia Co. AB	25,833	110,992

Volvo AB, Class B	12,539	209,918

		$3,223,045

Switzerland — 9.5%

ABB, Ltd.	15,488	$373,619

Adecco Group AG	1,418	89,649

Alcon, Inc. (2)	3,448	195,300

Baloise Holding AG	415	75,109

Barry Callebaut AG	22	48,565

Chocoladefabriken Lindt & Sprungli AG	1	88,307

Chocoladefabriken Lindt & Sprungli AG PC	10	77,593

Cie Financiere Richemont SA	4,675	365,355

Clariant AG	1,110	24,807

Coca-Cola HBC AG	1,844	62,678

Credit Suisse Group AG	20,415	275,963

Dufry AG	383	37,979

EMS-Chemie Holding AG	32	21,038

Geberit AG	344	193,081

Givaudan SA	78	244,374

Glencore PLC	91,138	283,778

Julius Baer Group, Ltd.	2,030	104,652

Kuehne & Nagel International AG	489	82,478

LafargeHolcim, Ltd.	4,164	231,008

Lonza Group AG	693	252,811

Nestle SA	25,802	2,793,459

Novartis AG	18,523	1,753,935

Security	Shares	Value

Switzerland (continued)

Pargesa Holding SA, Bearer Shares	354	$29,411

Partners Group Holding AG (1)	156	142,978

Roche Holding AG	6,035	1,961,391

Schindler Holding AG	114	27,918

Schindler Holding AG PC	303	77,053

SGS SA	49	134,195

Sika AG	1,066	200,190

Sonova Holding AG	543	124,134

Straumann Holding AG	95	93,189

Swatch Group AG (The)	505	26,714

Swatch Group AG (The), Bearer Shares	228	63,659

Swiss Life Holding AG	289	144,983

Swiss Prime Site AG	646	74,738

Swiss Re AG	2,565	288,158

Swisscom AG	201	106,404

Temenos AG	579	91,592

UBS Group AG	34,696	437,842

Vifor Pharma AG	390	71,177

Zurich Insurance Group AG	1,299	532,849

		$12,304,113

United Kingdom — 14.3%

3i Group PLC	8,757	$127,429

Admiral Group PLC	1,608	49,138

Anglo American PLC	8,630	247,922

Antofagasta PLC	4,020	48,673

Ashtead Group PLC	3,570	114,150

Associated British Foods PLC	3,229	111,080

AstraZeneca PLC	11,420	1,143,050

Auto Trader Group PLC (4)	8,362	66,036

AVEVA Group PLC	442	27,268

Aviva PLC	31,418	174,387

BAE Systems PLC	28,922	216,548

Barclays PLC	148,320	353,665

Barratt Developments PLC	8,797	87,103

Berkeley Group Holdings PLC	1,068	68,751

BHP Group PLC	18,083	423,755

BP PLC	174,910	1,100,324

British American Tobacco PLC	19,976	849,021

British Land Co. PLC (The)	8,346	70,671

BT Group PLC	72,149	183,849

Bunzl PLC	2,897	79,235

Burberry Group PLC	3,124	91,207

Carnival PLC	1,546	74,105

Centrica PLC	49,569	58,600

Coca-Cola European Partners PLC (5)	369	18,775

16	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Shares	Value

United Kingdom (continued)

Coca-Cola European Partners PLC (5)	1,736	$86,896

Compass Group PLC	13,326	333,973

Croda International PLC	1,162	78,933

Diageo PLC	20,245	853,057

Direct Line Insurance Group PLC	11,922	49,328

easyJet PLC	1,619	30,497

Evraz PLC	3,425	18,340

Ferguson PLC	1,893	172,276

G4S PLC	12,759	36,897

GlaxoSmithKline PLC	42,589	1,000,715

GVC Holdings PLC	4,677	54,840

Halma PLC	2,850	79,808

Hargreaves Lansdown PLC	2,659	68,207

HSBC Holdings PLC	173,641	1,359,337

Imperial Brands PLC	8,611	213,039

Informa PLC	11,094	126,179

InterContinental Hotels Group PLC	1,531	105,202

Intertek Group PLC	1,422	110,188

ITV PLC	34,182	68,391

J Sainsbury PLC	11,121	33,911

JD Sports Fashion PLC	2,807	31,179

Johnson Matthey PLC	1,639	65,169

Kingfisher PLC	19,212	55,306

Land Securities Group PLC	6,865	90,113

Legal & General Group PLC	49,194	197,615

Lloyds Banking Group PLC	599,101	496,308

London Stock Exchange Group PLC	2,871	295,058

M&G PLC (2)	22,322	70,135

Marks & Spencer Group PLC	6,638	18,822

Meggitt PLC	7,904	68,844

Melrose Industries PLC	36,836	117,331

Micro Focus International PLC	3,164	44,409

Mondi PLC	4,348	101,957

National Grid PLC	28,641	357,931

Next PLC	1,210	112,751

NMC Health PLC (1)	541	12,675

Ocado Group PLC (2)	4,198	71,228

Pearson PLC	7,041	59,483

Persimmon PLC	2,734	97,656

Prudential PLC	22,322	427,704

Reckitt Benckiser Group PLC	6,010	488,183

RELX PLC (5)	9,036	228,099

RELX PLC (5)	7,771	196,006

Rentokil Initial PLC	15,508	92,948

Rio Tinto PLC	10,032	593,844

Rolls-Royce Holdings PLC	15,214	137,504

Security	Shares	Value

United Kingdom (continued)

Royal Bank of Scotland Group PLC	43,321	$138,971

RSA Insurance Group PLC	8,671	64,987

Sage Group PLC (The)	9,664	95,874

Schroders PLC	934	41,242

Segro PLC	8,386	99,856

Severn Trent PLC	2,400	80,018

Smith & Nephew PLC	7,814	188,323

Smiths Group PLC	3,491	77,972

Spirax-Sarco Engineering PLC	587	69,098

SSE PLC	9,191	175,293

St. James’s Place PLC	4,702	72,480

Standard Chartered PLC	24,032	226,456

Standard Life Aberdeen PLC	21,252	92,459

Taylor Wimpey PLC	27,593	70,750

Tesco PLC	84,614	285,964

Unilever PLC	9,591	549,014

United Utilities Group PLC	6,144	76,885

Vodafone Group PLC	239,405	464,774

Weir Group PLC (The)	2,420	48,400

Whitbread PLC	1,129	72,458

WM Morrison Supermarkets PLC	18,613	49,290

WPP PLC	11,769	165,616

		$18,399,194

Total Common Stocks (identified cost $91,651,266)		$128,102,589

Rights — 0.0%(6)
Security	Shares	Value

Spain — 0.0%(6)

Repsol SA, Exp. 1/21/20 (2)	13,282	$6,302

		$6,302

Total Rights (identified cost $6,274)		$6,302

17	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Schedule of Investments — continued

Short-Term Investments — 1.6%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (7)	1,992,518	$1,992,518

Total Short-Term Investments (identified cost $1,992,518)		$1,992,518

Total Investments (identified cost $93,650,058) — 101.0%		$130,101,409

Other Assets, Less Liabilities — (1.0%)		$(1,260,955)

Net Assets — 100.0%		$128,840,454

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $3,480,763.

(2)	Non-income producing security.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 1A).

(4)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $1,079,137, which represents 0.8% of the net assets of the Fund as of December 31, 2019.

(5)	Securities are traded on separate exchanges for the same entity.

(6)	Amount is less than 0.05%.

(7)	Represents investment of cash collateral received in connection with securities lending.

At December 31, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:

Economic Sectors	% of net assets

Financials	18.4%

Industrials	15.0

Health Care	12.1

Consumer Discretionary	11.5

Consumer Staples	11.2

Materials	7.1

Information Technology	6.9

Communication Services	5.2

Energy	4.8

Utilities	3.7

Real Estate	3.5

Total Common Stocks	99.4%

Abbreviations:

ADR	–	American Depositary Receipt

CDI	–	CHESS Depositary Interest

FDR	–	Fiduciary Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

SDR	–	Swedish Depositary Receipt

18	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $93,650,058) - including $3,480,763 of securities on loan	$130,101,409

Cash	66,179

Cash denominated in foreign currency, at value (cost $51,973)	52,672

Receivable for investments sold	262,053

Receivable for capital shares sold	115,769

Dividends receivable	120,279

Securities lending income receivable	1,447

Tax reclaims receivable	303,701

Receivable from affiliate	26,900

Directors’ deferred compensation plan	23,747

Other assets	6,750

Total assets	$131,080,906

Liabilities

Payable for capital shares redeemed	$45,453

Deposits for securities loaned	1,992,518

Payable to affiliates:

Investment advisory fee	32,544

Administrative fee	13,017

Distribution and service fees	2,144

Sub-transfer agency fee	130

Directors’ deferred compensation plan	23,747

Accrued expenses	130,899

Total liabilities	$2,240,452

Net Assets	$128,840,454

Sources of Net Assets

Paid-in capital	$94,669,995

Distributable earnings	34,170,459

Total	$128,840,454

Class I

Net Assets	$115,802,775

Shares Outstanding	1,286,414

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$90.02

Class F

Net Assets	$13,037,679

Shares Outstanding	144,795

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$90.04

19	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income (net of foreign taxes withheld of $365,130)	$4,028,913

Interest income	2,211

Securities lending income, net	29,680

Total investment income	$4,060,804

Expenses

Investment advisory fee	$364,485

Administrative fee	145,794

Distribution and service fees:

Class F	20,623

Directors’ fees and expenses	7,195

Custodian fees	45,735

Transfer agency fees and expenses	21,433

Accounting fees	46,030

Professional fees	42,698

Reports to shareholders	44,567

Licensing fees	58,439

Miscellaneous	51,883

Total expenses	$848,882

Waiver and/or reimbursement of expenses by affiliate	$(238,565)

Reimbursement of expenses - other	(2,761)

Net expenses	$607,556

Net investment income	$3,453,248

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$(160,775)

Foreign currency transactions	14,439

Net realized loss	$(146,336)

Change in unrealized appreciation (depreciation):

Investment securities	$19,823,521

Foreign currency	2,410

Net change in unrealized appreciation (depreciation)	$19,825,931

Net realized and unrealized gain	$19,679,595

Net increase in net assets resulting from operations	$23,132,843

20	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$3,453,248	$3,507,120

Net realized loss	(146,336)	(1,133,794)

Net change in unrealized appreciation (depreciation)	19,825,931	(19,786,341)

Net increase (decrease) in net assets from operations	$23,132,843	$(17,413,015)

Distributions to shareholders:

Class I	$(2,945,173)	$(3,852,123)

Class F	(298,614)	(275,444)

Total distributions to shareholders	$(3,243,787)	$(4,127,567)

Capital share transactions:

Class I	$(5,687,218)	$(17,855,847)

Class F	3,826,505	1,900,879

Net decrease in net assets from capital share transactions	$(1,860,713)	$(15,954,968)

Net increase (decrease) in net assets	$18,028,343	$(37,495,550)

Net Assets

At beginning of year	$110,812,111	$148,307,661

At end of year	$128,840,454	$110,812,111

21	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Financial Highlights

	Class I

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$76.31	$91.21		$74.93	$76.87	$78.33

Income (Loss) From Operations

Net investment income (1)	$2.43	2.36		2.11	1.88	1.63

Net realized and unrealized gain (loss)	13.55	(14.36)		16.39	(1.54)	(2.88)

Total income (loss) from operations	$15.98	(12.00)		18.50	0.34	(1.25)

Less Distributions

From net investment income	$(2.27)	(2.90)		(2.22)	(2.28)	(0.21)

Total distributions	$(2.27)	(2.90)		(2.22)	(2.28)	(0.21)

Net asset value — End of year	$90.02	$76.31		$91.21	$74.93	$76.87

Total Return (2)	21.26%	(13.58)%		24.76%	0.46%	(1.61)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$115,803	$103,168		$141,082	$124,685	$154,811

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.68%	0.69	%(4)	0.68%	0.98%	0.95%

Net expenses	0.48%	0.49	%(4)	0.48%	0.97%	0.95%

Net investment income	2.87%	2.67%		2.49%	2.50%	2.01%

Portfolio Turnover	7%	6%		3%	22%	10%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)	Includes interest expense of 0.01%.

22	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Financial Highlights — continued

	Class F

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$76.49	$91.65		$75.47	$77.45	$78.93

Income (Loss) From Operations

Net investment income (1)	$2.14	2.09		1.87	1.60	1.44

Net realized and unrealized gain (loss)	13.68	(14.35)		16.53	(1.43)	(2.90)

Total income (loss) from operations	$15.82	(12.26)		18.40	0.17	(1.46)

Less Distributions

From net investment income	$(2.27)	(2.90)		(2.22)	(2.15)	(0.02)

Total distributions	$(2.27)	(2.90)		(2.22)	(2.15)	(0.02)

Net asset value — End of year	$90.04	$76.49		$91.65	$75.47	$77.45

Total Return (2)	21.00%	(13.80)%		24.44%	0.24%	(1.84)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,038	$7,645		$7,226	$4,486	$3,906

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.88%	0.89	%(4)	0.91%	1.26%	1.24%

Net expenses	0.69%	0.74	%(4)	0.73%	1.19%	1.19%

Net investment income	2.52%	2.37%		2.18%	2.11%	1.75%

Portfolio Turnover	7%	6%		3%	22%	10%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)	Includes interest expense of 0.01%.

23	See Notes to Financial Statements.

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP EAFE International Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

24

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1	Level 2		Level 3(1)	Total

Common Stocks

Hong Kong	$109,216	$4,405,079		$—	$4,514,295

Israel	302,128	409,043		—	711,171

Netherlands	367,127	7,991,559		—	8,358,686

United Kingdom	88,910	18,310,284		—	18,399,194

Other Countries (2)	—	96,119,243		0	96,119,243

Total Common Stocks	$867,381	$127,235,208	(3)	$0	$128,102,589

Rights	6,302	—		—	6,302

Short-Term Investments	1,992,518	—		—	1,992,518

Total Investments	$2,866,201	$127,235,208		$0	$130,101,409

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

(2)	For further breakdown of equity securities by country, please refer to the Schedule of Investments.

(3)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.

C  Share Class Accounting — Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.

D  Foreign Currency Transactions — The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

F  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

25

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

H  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $364,485.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.68% (0.73% prior to May 1, 2019) for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $238,565.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $145,794.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $20,623 for Class F shares.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $483 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $2,761, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $18,988 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,964,000 and $9,671,331, respectively.

26

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$3,243,787	$4,127,567

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,784,561

Deferred capital losses	$(2,941,472)

Net unrealized appreciation	$33,327,370

At December 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $2,941,472 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2019, $20,849 are short-term and $2,920,623 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$96,775,994

Gross unrealized appreciation	$40,613,976

Gross unrealized depreciation	(7,288,561)

Net unrealized appreciation	$33,325,415

6  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $3,480,763 and the total value of collateral received was $3,672,631, comprised of cash of $1,992,518 and U.S. government and/or agencies securities of $1,680,113.

27

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Common Stocks	$3,672,631	$—	$—	$—	$3,672,631

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

7  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

8  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class. Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class I

Shares sold	73,012	$6,133,994	114,272	$10,056,808

Reinvestment of distributions	36,186	2,945,173	43,749	3,852,123

Shares redeemed	(174,715)	(14,766,385)	(352,849)	(31,764,778)

Net decrease	(65,517)	$(5,687,218)	(194,828)	$(17,855,847)

Class F

Shares sold	60,554	$5,179,234	36,805	$3,296,228

Reinvestment of distributions	3,666	298,614	3,119	275,444

Shares redeemed	(19,363)	(1,651,343)	(18,831)	(1,670,793)

Net increase	44,857	$3,826,505	21,093	$1,900,879

At December 31, 2019, separate accounts of an insurance company owned 70.0% of the value of the outstanding shares of the Fund.

28

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

9  Risks Associated with Foreign Investments

Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

29

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP EAFE International Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

30

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit. For the fiscal year ended December 31, 2019, the Fund paid foreign taxes of $274,736 and recognized foreign source income of $3,709,413.

31

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. (2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

32

Calvert

VP EAFE International Index Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

33

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

34

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24227    12.31.19

Calvert

VP Investment Grade Bond Index Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP Investment Grade Bond Index Portfolio

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

The 12-month period ended December 31, 2019 marked a dramatic turnaround in fixed-income markets from the prior year as the rising interest rate environment of 2018 gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.

After a bond rally at the end of 2018 sparked by the U.S. Federal Reserve (the Fed) lowering the number of rate increases projected for 2019, the first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on bond prices resumed in March 2019 and continued through most of the period propelled by lower-than-desired inflation, low European interest rates, and an on-again/off-again U.S.-China trade conflict. These factors fueled investor concerns about both U.S. and global growth potential.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by two more quarter-point interest-rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Late in the year, economic data suggested that international policymaker efforts to bolster their respective economies were starting to pay off. Although U.S. manufacturing activity remained weak, the services sector of the economy — nearly 90% of GDP — continued to expand and holiday retail sales grew at a solid pace.

Adding to economic optimism, the U.S. and China announced a so-called “phase-one” trade agreement on December 13. Days later, British lawmakers endorsed Prime Minister Johnson’s plan for the U.K.’s departure from the European Union, lowering fears of a “no-deal exit” scenario.

As a whole, the period was marked by strong performance across U.S. bond markets. The Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 8.72%. The Bloomberg Barclays U.S. Corporate Bond Index, a measure of U.S. corporate investment-grade bonds, finished 2019 with a 14.54% return — its best calendar-year performance since 2009. High yield fixed-income securities also performed well with the ICE BofAML U.S. High Yield Index returning 14.41% during the period ended December 31, 2019.

Investment Strategy

Calvert VP Investment Grade Bond Index Portfolio (the Fund) employs a passive management approach in an effort to track, as closely as possible, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the Index). With more than 11,000 securities in the Index, however, full replication is not feasible. The Fund, therefore, uses a representative sampling method to create a portfolio of securities with similar economic characteristics as the Index, including duration,5 sector allocation, and quality6.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 8.41% for Class I shares at net asset value (NAV). By comparison, the Index returned 8.72% for the same period. The Index is unmanaged and returns do not reflect any fees and operating expenses.

Corporate bond spreads tightened over the course of the year, making the corporate sector the best-performing sector in both the Index and the Fund during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Performance

Portfolio Manager Tina J. Udell, CFA of Ameritas Investment Partners, Inc.

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class I at NAV	03/31/2003	03/31/2003	8.41%	2.78%	3.52%
Class F at NAV	10/30/2015	03/31/2003	8.15	2.57	3.42

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	8.72%	3.05%	3.74%

% Total Annual Operating Expense Ratios [4]				Class I	Class F

Gross				0.44%	0.69%
Net				0.32	0.57
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment [3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class F	$10,000	12/31/2009	$13,995	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Fund Profile

Asset Allocation (% of total investments)

U.S. Treasury Obligations	38.0%

Corporate Bonds	26.5

U.S. Government Agency Mortgage-Backed Securities	25.9

U.S. Government Agencies and Instrumentalities	3.3

Short-Term Investments	2.3

Commercial Mortgage-Backed Securities	2.2

Sovereign Government Bonds	0.8

Taxable Municipal Obligations	0.7

Asset-Backed Securities	0.3

Floating Rate Loans	0.0 *

Total	100.0%

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

5

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class I	$1,000.00	$1,023.10	$1.63	**	0.32%
Class F	$1,000.00	$1,021.70	$2.90	**	0.57%

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.59	$1.63	**	0.32%
Class F	$1,000.00	$1,022.33	$2.91	**	0.57%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Schedule of Investments

Asset-Backed Securities — 0.3%
Security	Principal Amount (000’s omitted)	Value

American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24	$300	$306,786

Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.50%, 2/20/21 (1)	50	50,004

MVW Owner Trust, Series 2013-1A, Class A, 2.15%, 4/22/30 (1)	10	10,065

Total Asset-Backed Securities (identified cost $360,946)		$366,855

Commercial Mortgage-Backed Securities — 2.2%
Security	Principal Amount (000’s omitted)	Value

Citigroup Commercial Mortgage Trust:

Series 2013-GC17, Class A4, 4.131%, 11/10/46	$422	$448,308

Series 2014-GC21, Class A5, 3.855%, 5/10/47	645	682,559

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	625	635,365

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/48	1,275	1,321,889

Total Commercial Mortgage-Backed Securities (identified cost $3,008,451)		$3,088,121

Corporate Bonds — 26.8%
Security	Principal Amount (000’s omitted)	Value

Basic Materials — 0.7%

Barrick North America Finance, LLC, 5.75%, 5/1/43	$100	$127,209

Dow Chemical Co. (The), 4.375%, 11/15/42	100	107,139

Ecolab, Inc., 4.35%, 12/8/21	122	127,756

LYB International Finance BV, 5.25%, 7/15/43	100	118,025

Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200	211,397

Sherwin-Williams Co. (The), 4.20%, 1/15/22	300	311,449

		$1,002,975

Communications — 4.2%

AT&T, Inc.:

3.90%, 3/11/24	$200	$212,715

4.00%, 1/15/22	290	301,471

4.90%, 6/15/42	200	228,562

5.375%, 10/15/41	100	119,104

5.45%, 3/1/47	1,000	1,240,501

Security	Principal Amount (000’s omitted)	Value

Communications (continued)

Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	$500	$550,780

Comcast Corp., 3.125%, 7/15/22	100	103,122

Discovery Communications, LLC, 4.125%, 5/15/29	200	216,056

NBCUniversal Media, LLC:

2.875%, 1/15/23	100	102,797

4.45%, 1/15/43	200	233,205

Rogers Communications, Inc., 3.625%, 12/15/25	1,000	1,066,305

Verizon Communications, Inc., 5.15%, 9/15/23	300	332,787

Walt Disney Co. (The), 5.40%, 10/1/43	100	136,076

WPP Finance 2010, 3.75%, 9/19/24	1,000	1,055,044

		$5,898,525

Consumer, Cyclical — 2.2%

Cintas Corp. No. 2, 3.25%, 6/1/22	$350	$359,992

Ford Motor Co., 5.291%, 12/8/46	1,000	949,927

Ford Motor Credit Co., LLC, 5.875%, 8/2/21	200	209,386

General Motors Co., 5.00%, 4/1/35	1,000	1,033,412

Lowe’s Cos., Inc., 3.875%, 9/15/23	100	106,097

Wal-Mart Stores, Inc., 6.50%, 8/15/37	250	370,479

		$3,029,293

Consumer, Non-cyclical — 3.9%

AbbVie, Inc., 2.90%, 11/6/22	$200	$204,134

Amgen, Inc., 4.10%, 6/15/21	700	719,388

Anheuser-Busch InBev Finance, Inc.:

4.00%, 1/17/43	100	106,877

4.625%, 2/1/44	1,000	1,132,877

Conagra Brands, Inc., 4.85%, 11/1/28	300	344,040

CVS Health Corp., 4.30%, 3/25/28	500	546,063

CVS Pass-Through Trust, 6.036%, 12/10/28	74	82,142

Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75	76,202

Equifax, Inc., 3.30%, 12/15/22	450	463,225

Gilead Sciences, Inc., 3.70%, 4/1/24	100	106,037

Kroger Co. (The), 3.85%, 8/1/23	100	105,767

Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100	105,826

Molson Coors Brewing Co., 5.00%, 5/1/42	100	109,265

Pfizer, Inc., 4.40%, 5/15/44	1,000	1,192,454

Tyson Foods, Inc., 3.95%, 8/15/24	100	107,207

Zoetis, Inc., 4.70%, 2/1/43	100	119,033

		$5,520,537

7	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy — 3.8%

BP Capital Markets PLC, 2.50%, 11/6/22	$500	$509,231

CNOOC Curtis Funding No. 1 Pty., Ltd., 4.50%, 10/3/23 (1)	100	107,209

Colonial Pipeline Co., 6.58%, 8/28/32 (1)	100	133,856

HollyFrontier Corp., 5.875%, 4/1/26	1,000	1,127,217

Shell International Finance BV:

2.25%, 1/6/23	200	201,662

4.125%, 5/11/35	1,350	1,578,716

4.55%, 8/12/43	100	121,986

Texas Eastern Transmission LP, 2.80%, 10/15/22 (1)	400	403,923

TransCanada PipeLines Ltd., 4.875%, 1/15/26	1,000	1,119,642

TransContinental Gas Pipe Line Co., LLC, 4.45%, 8/1/42	100	105,278

		$5,408,720

Financial — 6.3%

American International Group, Inc., 4.875%, 6/1/22	$250	$266,865

Australia & New Zealand Banking Group, Ltd., 4.875%, 1/12/21 (1)	800	822,717

Bank of America Corp., 4.125%, 1/22/24	300	322,860

Berkshire Hathaway Finance Corp.:

3.00%, 5/15/22	200	205,454

4.30%, 5/15/43	1,000	1,154,850

Boston Properties, L.P., 3.85%, 2/1/23	100	104,786

Capital One Bank, 3.375%, 2/15/23	200	206,640

Citigroup, Inc.:

4.075% to 4/23/28, 4/23/29 (2)	500	547,853

5.50%, 9/13/25	80	91,453

Discover Financial Services, 3.85%, 11/21/22	200	209,101

ERP Operating LP, 4.625%, 12/15/21	100	104,479

Excalibur One 77B, LLC, 1.492%, 1/1/25	19	19,198

General Electric Co., 4.625%, 1/7/21	100	102,250

Goldman Sachs Group, Inc. (The):

4.00%, 3/3/24	500	532,744

5.375%, 3/15/20	150	151,050

JPMorgan Chase & Co.:

3.375%, 5/1/23	700	727,477

4.50%, 1/24/22	400	419,995

Liberty Property LP, 3.375%, 6/15/23	350	363,845

MetLife, Inc., 4.875%, 11/13/43	100	123,823

Morgan Stanley:

4.10%, 5/22/23	500	528,149

5.00%, 11/24/25	150	168,949

Prudential Financial, Inc., 5.10%, 8/15/43	1,000	1,176,412

Security	Principal Amount (000’s omitted)	Value

Financial (continued)

SunTrust Banks, Inc., 2.90%, 3/3/21	$200	$202,101

Wells Fargo & Co., 2.625%, 7/22/22	400	405,906

		$8,958,957

Industrial — 2.7%

BNSF Funding Trust I, 6.613% to 1/15/26, 12/15/55 (2)	$540	$605,621

Cummins, Inc., 4.875%, 10/1/43	100	123,184

Deere & Co., 6.55%, 10/1/28	250	321,832

GATX Corp., 4.85%, 6/1/21	900	934,336

General Electric Co., 3.375%, 3/11/24	400	414,335

Parker-Hannifin Corp., 3.25%, 3/1/27	200	208,584

Stanley Black & Decker, Inc., 2.90%, 11/1/22	650	664,965

United Parcel Service, Inc., 6.20%, 1/15/38	250	348,132

United Technologies Corp., 4.50%, 6/1/42	100	119,771

		$3,740,760

Technology — 1.8%

Apple, Inc., 3.85%, 5/4/43	$1,100	$1,233,647

Broadcom Corp. / Broadcom Cayman Finance, Ltd.:

3.125%, 1/15/25	200	202,462

3.875%, 1/15/27	500	519,276

Dell International, LLC / EMC Corp., 5.30%, 10/1/29 (1)	250	281,752

International Business Machines Corp.:

2.90%, 11/1/21	100	101,828

3.625%, 2/12/24	100	105,964

NetApp, Inc., 3.25%, 12/15/22	100	102,923

		$2,547,852

Utilities — 1.2%

Duke Energy Corp., 3.15%, 8/15/27	$500	$515,131

PacifiCorp, 4.10%, 2/1/42	100	111,517

Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000	1,108,550

		$1,735,198

Total Corporate Bonds (identified cost $34,728,453)		$37,842,817

8	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Schedule of Investments — continued

Floating Rate Loans(3) — 0.0%(4)
Security	Principal Amount (000’s omitted)	Value

Financial — 0.0%(4)

Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (5)(6)(7)	$96	$1,520

Total Floating Rate Loans (identified cost $96,336)		$1,520

Sovereign Government Bonds — 0.8%
Security	Principal Amount (000’s omitted)	Value

Mexico Government International Bond, 5.55%, 1/21/45 (8)	$500	$617,217

Province of Ontario Canada, 2.45%, 6/29/22	400	406,118

Province of Quebec Canada, 2.625%, 2/13/23 (8)	75	76,979

Total Sovereign Government Bonds (identified cost $972,060)		$1,100,314

Taxable Municipal Obligations — 0.7%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.7%

New York, NY, 3.60%, 8/1/28	$1,000	$1,054,870

Total Taxable Municipal Obligations (identified cost $991,511)		$1,054,870

U.S. Government Agencies and Instrumentalities — 3.3%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Bank, 2.375%, 3/30/20	$1,100	$1,102,125

Federal Home Loan Mortgage Corp.:

1.625%, 9/29/20	1,000	1,000,011

6.75%, 3/15/31	1,300	1,882,582

Federal National Mortgage Association:

2.00%, 1/5/22	400	403,119

2.125%, 4/24/26	300	304,400

Total U.S. Government Agencies and Instrumentalities (identified cost $4,481,796)		$4,692,237

U.S. Government Agency Mortgage-Backed Securities — 26.1%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.50%, with various maturities to 2035	$2,203	$2,229,854

3.00%, with maturity at 1/1/43	836	860,482

3.50%, with various maturities to 2048	1,612	1,689,553

4.00%, with various maturities to 2048	1,120	1,179,923

4.50%, with various maturities to 2044	1,414	1,531,235

5.00%, with various maturities to 2040	943	1,042,343

6.00%, with various maturities to 2040	71	81,844

6.50%, with maturity at 10/1/37	14	15,635

Federal National Mortgage Association:

2.50%, with various maturities to 2043	2,488	2,506,429

3.00%, with various maturities to 2049	6,801	6,996,430

3.50%, with various maturities to 2049	7,984	8,336,558

3.933%, (1 yr. USD LIBOR + 1.723%), with maturity at 9/1/38 (9)	157	165,225

4.00%, with various maturities to 2047	4,138	4,382,564

4.50%, with various maturities to 2044	2,201	2,379,575

5.00%, with various maturities to 2034	102	112,318

5.50%, with various maturities to 2038	457	511,444

6.00%, with various maturities to 2038	436	501,049

6.50%, with various maturities to 2036	85	95,541

Government National Mortgage Association:

4.00%, with various maturities to 2042	1,109	1,174,073

4.50%, with maturity at 7/20/33	128	138,101

5.00%, with various maturities to 2039	504	558,269

5.50%, with maturity at 7/20/34	57	63,482

6.00%, with various maturities to 2038	367	419,970

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $36,209,115)		$36,971,897

U.S. Treasury Obligations — 38.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bonds:

2.25%, 8/15/49 (8)	$650	$630,004

2.50%, 2/15/45	1,000	1,019,477

3.00%, 5/15/42	1,000	1,111,640

3.00%, 5/15/47	1,000	1,122,586

3.125%, 11/15/41	1,000	1,133,415

3.125%, 8/15/44	1,600	1,818,557

3.125%, 5/15/48	750	862,868

3.75%, 11/15/43	1,045	1,305,717

3.875%, 8/15/40	1,000	1,259,479

9	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bonds: (continued)

4.375%, 5/15/41	$1,200	$1,616,405

6.25%, 8/15/23	1,000	1,161,628

8.00%, 11/15/21	1,000	1,117,248

8.125%, 5/15/21	1,000	1,088,335

U.S. Treasury Notes:

1.125%, 4/30/20	1,000	998,314

1.625%, 11/15/22 (8)	2,500	2,500,810

1.75%, 5/15/22	1,600	1,605,593

1.875%, 7/31/22	1,250	1,258,524

1.875%, 7/31/26	1,100	1,103,779

2.00%, 2/15/22	2,000	2,016,816

2.00%, 2/15/25	1,500	1,520,633

2.125%, 8/15/21	150	151,253

2.125%, 9/30/24	2,750	2,802,962

2.25%, 3/31/21	200	201,547

2.25%, 11/15/24	2,000	2,051,019

2.25%, 3/31/26	1,000	1,026,631

2.25%, 2/15/27	2,100	2,156,912

2.25%, 11/15/27	1,750	1,797,850

2.625%, 8/15/20	2,750	2,766,675

2.625%, 11/15/20	3,000	3,025,279

2.625%, 6/30/23	250	258,301

2.625%, 2/15/29	1,000	1,059,245

2.75%, 11/15/23	1,000	1,040,278

2.75%, 2/15/24	3,000	3,127,404

3.125%, 5/15/21	3,500	3,571,421

3.125%, 11/15/28	800	879,206

3.625%, 2/15/20	1,000	1,002,330

3.625%, 2/15/21	1,000	1,021,876

Total U.S. Treasury Obligations (identified cost $51,598,956)		$54,192,017

Short-Term Investments — 2.3%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (10)	3,219,829	$3,219,829

Total Short-Term Investments (identified cost $3,219,829)		$3,219,829

Total Investments (identified cost $135,667,453) — 100.8%		$142,530,477

Other Assets, Less Liabilities — (0.8%)		$(1,096,823)

Net Assets — 100.0%		$141,433,654

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $1,809,526, which represents 1.3% of the net assets of the Fund as of December 31, 2019.

(2)	Security converts to variable rate after the indicated fixed-rate coupon period.

(3)

Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(4)	Amount is less than 0.05%.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).

(6)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(7)	Restricted security. Total market value of restricted securities amounts to $1,520, which represents less than 0.05% of the net assets of the Fund as of December 31, 2019.

(8)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $3,755,195.

(9)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at December 31, 2019.

(10)	Represents investment of cash collateral received in connection with securities lending.

10	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Schedule of Investments — continued

Restricted Securities

Description	Acquisition Dates	Cost

Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	$96,336

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

11	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $135,667,453) - including $3,755,195 of securities on loan	$142,530,477

Cash	1,986,308

Receivable for capital shares sold	131,142

Interest receivable	921,317

Securities lending income receivable	384

Receivable from affiliate	13,905

Directors’ deferred compensation plan	27,457

Other assets	7,912

Total assets	$145,618,902

Liabilities

Payable for investments purchased	$796,607

Payable for capital shares redeemed	23,663

Deposits for securities loaned	3,219,829

Payable to affiliates:

Investment advisory fee	23,954

Administrative fee	14,372

Distribution and service fees	266

Sub-transfer agency fee	83

Directors’ deferred compensation plan	27,457

Accrued expenses	79,017

Total liabilities	$4,185,248

Net Assets	$141,433,654

Sources of Net Assets

Paid-in capital	$132,708,356

Distributable earnings	8,725,298

Total	$141,433,654

Class I

Net Assets	$140,168,935

Shares Outstanding	2,517,434

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$55.68

Class F

Net Assets	$1,264,719

Shares Outstanding	23,006

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$54.97

12	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Interest income	$4,285,801

Securities lending income, net	2,514

Total investment income	$4,288,315

Expenses

Investment advisory fee	$283,291

Administrative fee	169,975

Distribution and service fees:

Class F	1,881

Directors’ fees and expenses	8,357

Custodian fees	17,347

Transfer agency fees and expenses	12,961

Accounting fees	34,035

Professional fees	41,171

Reports to shareholders	30,856

Miscellaneous	16,263

Total expenses	$616,137

Waiver and/or reimbursement of expenses by affiliate	$(157,774)

Reimbursement of expenses - other	(3,217)

Net expenses	$455,146

Net investment income	$3,833,169

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$79,167

Net realized gain	$79,167

Change in unrealized appreciation (depreciation):

Investment securities	$7,563,201

Net change in unrealized appreciation (depreciation)	$7,563,201

Net realized and unrealized gain	$7,642,368

Net increase in net assets resulting from operations	$11,475,537

13	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$3,833,169	$4,261,351

Net realized gain (loss)	79,167	(128,338)

Net change in unrealized appreciation (depreciation)	7,563,201	(5,189,619)

Net increase (decrease) in net assets from operations	$11,475,537	$(1,056,606)

Distributions to shareholders:

Class I	$(4,426,996)	$(4,586,530)

Class F	(33,669)	(14,184)

Total distributions to shareholders	$(4,460,665)	$(4,600,714)

Capital share transactions:

Class I	$(6,563,466)	$(21,278,138)

Class F	791,625	(18,417)

Net decrease in net assets from capital share transactions	$(5,771,841)	$(21,296,555)

Net increase (decrease) in net assets	$1,243,031	$(26,953,875)

Net Assets

At beginning of year	$140,190,623	$167,144,498

At end of year	$141,433,654	$140,190,623

14	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Financial Highlights

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$53.01	$54.93	$54.60	$54.84	$54.90

Income (Loss) From Operations

Net investment income (1)	$1.50	$1.50	$1.44	$1.33	$1.19

Net realized and unrealized gain (loss)	2.96	(1.73)	0.46	0.08	(1.17)

Total income (loss) from operations	$4.46	$(0.23)	$1.90	$1.41	$0.02

Less Distributions

From net investment income	$(1.79)	$(1.69)	$(1.57)	$(1.65)	$(0.08)

Total distributions	$(1.79)	$(1.69)	$(1.57)	$(1.65)	$(0.08)

Net asset value — End of year	$55.68	$53.01	$54.93	$54.60	$54.84

Total Return (2)	8.41%	(0.37)%	3.49%	2.59%	0.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$140,169	$139,729	$166,650	$166,414	$190,437

Ratios (as a percentage of average daily net assets): (3)

Total expenses	0.43%	0.44%	0.45%	0.54%	0.52%

Net expenses	0.32%	0.32%	0.32%	0.46%	0.52%

Net investment income	2.71%	2.81%	2.60%	2.34%	2.16%

Portfolio Turnover	10%	7%	14%	10%	6%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

15	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Financial Highlights — continued

	Class F

	Year Ended December 31,				Period Ended December 31, 2015(1)
	2019	2018	2017	2016

Net asset value — Beginning of period	$52.48	$54.53	$54.36	$54.79	$55.33

Income (Loss) From Operations

Net investment income (2)	$1.33	$1.36	$1.30	$1.19	$0.19

Net realized and unrealized gain (loss)	2.95	(1.72)	0.44	0.09	(0.62)

Total income (loss) from operations	$4.28	$(0.36)	$1.74	$1.28	$(0.43)

Less Distributions

From net investment income	$(1.79)	$(1.69)	$(1.57)	$(1.71)	$(0.11)

Total distributions	$(1.79)	$(1.69)	$(1.57)	$(1.71)	$(0.11)

Net asset value — End of period	$54.97	$52.48	$54.53	$54.36	$54.79

Total Return (3)	8.15%	(0.61)%	3.21%	2.36%	(0.78	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,265	$461	$495	$206	$99

Ratios (as a percentage of average daily net assets): (5)

Total expenses	0.68%	0.69%	1.21%	3.18%	0.78	%(6)

Net expenses	0.57%	0.57%	0.57%	0.71%	0.78	%(6)

Net investment income	2.42%	2.57%	2.37%	2.09%	2.01	%(6)

Portfolio Turnover	10%	7%	14%	10%	6	%(4)

(1)	From October 30, 2015 inception.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(4)	Not annualized.

(5)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6)	Annualized.

16	See Notes to Financial Statements.

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP Investment Grade Bond Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued on the basis of valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.

Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

17

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1	Level 2	Level 3(1)	Total

Asset-Backed Securities	$—	$366,855	$—	$366,855

Commercial Mortgage-Backed Securities	—	3,088,121	—	3,088,121

Corporate Bonds	—	37,842,817	—	37,842,817

Floating Rate Loans	—	—	1,520	1,520

Sovereign Government Bonds	—	1,100,314	—	1,100,314

Taxable Municipal Obligations	—	1,054,870	—	1,054,870

U.S. Government Agencies and Instrumentalities	—	4,692,237	—	4,692,237

U.S. Government Agency Mortgage-Backed Securities	—	36,971,897	—	36,971,897

U.S. Treasury Obligations	—	54,192,017	—	54,192,017

Short-Term Investments	3,219,829	—	—	3,219,829

Total Investments	$3,219,829	$139,309,128	$1,520	$142,530,477

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2019 is not presented.

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

C  Share Class Accounting — Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.

D  Floating Rate Loans — The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.

E  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.

F  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

G  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

18

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.20% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $283,291.

Ameritas Investment Partners, Inc. (AIP) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.32% for Class I and 0.57% for Class F of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $157,774.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $169,975.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $1,881 for Class F shares.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $290 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $3,217, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, expenses incurred under the Servicing Plan amounted to $10,721 and are included in transfer agency fees and expenses on the Statement of Operations.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including maturities and paydowns, were $2,445,676 and $6,374,281, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $10,966,785 and $13,472,585, respectively.

19

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$4,460,665	$4,600,714

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,045,687

Deferred capital losses	$(1,676,834)

Net unrealized appreciation	$6,356,445

At December 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $1,676,834 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2019, $589,665 are short-term and $1,087,169 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$136,174,032

Gross unrealized appreciation	$6,646,637

Gross unrealized depreciation	(290,192)

Net unrealized appreciation	$6,356,445

6  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan, including accrued interest, was $3,780,461 and the total value of collateral received was $3,849,716, comprised of cash of $3,219,829 and U.S. government and/or agencies securities of $629,887.

20

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Sovereign Government Bonds	$708,142	$—	$—	$—	$708,142

U.S. Treasury Obligations	3,141,574	—	—	—	3,141,574

Total	$3,849,716	$—	$—	$—	$3,849,716

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

7  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

8  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class. Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class I

Shares sold	156,495	$8,596,436	122,409	$6,586,407

Reinvestment of distributions	79,337	4,426,996	87,865	4,586,530

Shares redeemed	(354,477)	(19,586,898)	(608,227)	(32,451,075)

Net decrease	(118,645)	$(6,563,466)	(397,953)	$(21,278,138)

Class F

Shares sold	14,986	$834,093	4,097	$218,257

Reinvestment of distributions	611	33,669	274	14,184

Shares redeemed	(1,380)	(76,137)	(4,656)	(250,858)

Net increase (decrease)	14,217	$791,625	(285)	$(18,417)

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 85.7% of the value of the outstanding shares of the Fund.

21

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP Investment Grade Bond Index Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

22

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

23

Calvert

VP Investment Grade Bond Index Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

24

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

25

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Adviser

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24231    12.31.19

Calvert

VP Volatility Managed Growth Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP Volatility Managed Growth Portfolio

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

Virtually every U.S. and global equity index posted double-digit returns for the 12-month period ended December 31, 2019, making it a good year for stock investments. The period was also marked by strong performance across U.S. bond markets.

In January 2019, investors appeared to take a “glass is half full” approach. Although U.S. manufacturing output and business investment was weak — held back by slowing global growth and an on-again/off-again U.S.-China trade rift — low U.S. unemployment, strong consumer spending, and the easing of the federal funds rate by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment.

As a result, U.S. stocks started the year on a climb, and international stocks followed. The period was also notable for a dramatic turnaround in fixed-income markets as the rising interest-rate environment of 2018 gave way to falling interest-rate expectations in 2019 against the backdrop of multiple domestic and international uncertainties.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Downward pressure on interest rates and upward pressure on bond prices continued through most of the period propelled by lower-than-desired inflation, low European interest rates, and the U.S.-China trade conflict.

During the period, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index.

Overseas, the MSCI World Index, a measure of developed market equity securities, returned 27.67%. The MSCI EAFE Index of developed-market international equities returned 22.01%, and the MSCI Emerging Markets Index returned 18.42%.

On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 8.72%. The Bloomberg Barclays U.S. Corporate Bond Index, a measure of U.S. corporate investment-grade bonds, finished 2019 with a 14.54% return — its best calendar-year performance since 2009. High yield fixed-income securities also performed well with the ICE BofAML U.S. High Yield Index returning 14.41% during the period ended December 31, 2019.

Investment Strategy

Calvert VP Volatility Managed Growth Portfolio (the Fund) seeks to achieve its objectives by investing in exchange-traded funds (ETFs)

representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. The Fund sets a targeted asset allocation and typical asset allocation range among equity and fixed-income ETFs. The subadvisor seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. The volatility-management strategy is implemented by entering into futures contracts based on one or more stock market indexes, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 19.22% for Class F shares at net asset value (NAV), underperforming its primary benchmark, the S&P 500 Daily Risk Control 12% Index (the Index), which returned 20.88% during the period.

Fund performance is also measured against a custom blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Index is used to capture the impact of the Fund’s volatility-management strategy. The Fund underperformed the Secondary Blended Benchmark, which returned 24.15% during the period.

The Fund underperformed the Index by 1.66% during the period. The Fund consists of multiple asset classes, while the Index consists of two components: the S&P 500® Index and cash. Furthermore, the Index allows for up to 50% leverage in an attempt to harvest market gains in periods of low volatility, such as during the fourth quarter of 2019. As a largely unlevered investment, the Fund underperformed in the fourth quarter relative to the Index, but outperformed during the first three quarters.

The Fund’s volatility-management strategy contributed negatively to performance relative to the Index. As the volatility-management strategy attempts to reduce the Fund’s exposure to equities during periods of elevated volatility, the Fund’s futures overlay is likely to result in losses during market recoveries, as the Fund typically unwinds defensive hedges gradually.

The Fund started the year with substantial hedges in place as a defensive reaction to the volatile decline in the fourth quarter of 2018. The Fund gradually returned to full equity allocation by mid-February 2019. Subsequently, the Fund re-engaged defensive hedges to a much smaller extent in May, August, and October 2019, as a response to brief periods of market turmoil. In cumulative terms, the net detraction from derivative positions throughout the year was 3.20%, the vast majority of which is attributable to the first month of the year.

The Fund underperformed the Secondary Blended Benchmark. Allocation to the technology sector, the best performing market sector, was a positive contributor while an overweight position in cash in lieu of investment-grade bonds was a detractor as bonds turned in one of their best periods in several years.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Performance

Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Adam Schenck, CFA, FRM and Maria Schiopu, CFA, each of Milliman Financial Risk Management LLC

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class F at NAV	04/30/2013	04/30/2013	19.22%	5.60%	6.03%

S&P 500 Daily Risk Control 12% Index	—	—	20.88%	9.83%	11.18%
Growth Portfolio Blended Benchmark	—	—	24.15	8.44	9.27

% Total Annual Operating Expense Ratios [4]					Class F

Gross					0.97%
Net					0.93

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Fund Profile

Asset Allocation (% of total investments)

Equity Exchange-Traded Funds	84.4%

Fixed-Income Exchange-Traded Funds	15.2

Short-Term Investments	0.4

Total	100.0%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P 500 Daily Risk Control 12% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 12%. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Bloomberg Barclays U.S. Aggregate Bond

Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg Barclays U.S. Aggregate Bond Index, 16% MSCI EAFE Index, 4% ICE BofAML 3-Month U.S. Treasury Bill Index, and 4% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Fund profile subject to change due to active management.

5

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class F	$1,000.00	$1,072.10	$4.33	**	0.83%

Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.02	$4.23	**	0.83%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Schedule of Investments

Exchange-Traded Funds — 93.2%
Security	Shares	Value

Equity Exchange-Traded Funds — 79.0%

Financial Select Sector SPDR Fund (1)	123,000	$3,785,940

iShares Core S&P Mid-Cap ETF	44,000	9,056,080

iShares Russell 2000 ETF	45,000	7,455,150

iShares S&P 500 Growth ETF	86,000	16,653,040

iShares S&P 500 Value ETF (1)	110,000	14,309,900

iShares S&P Mid-Cap 400 Value ETF (1)	7,000	1,195,110

Vanguard FTSE Developed Markets ETF (1)	507,000	22,338,420

Vanguard FTSE Emerging Markets ETF	67,000	2,979,490

Vanguard REIT ETF (1)	63,000	5,845,770

Vanguard S&P 500 ETF	122,000	36,087,600

		$119,706,500

Fixed-Income Exchange-Traded Funds — 14.2%

iShares Core U.S. Aggregate Bond ETF	191,000	$21,462,670

Total Exchange-Traded Funds (identified cost $106,304,132)		$141,169,170

Short-Term Investments — 0.4%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (2)	593,375	$593,375

Total Short-Term Investments (identified cost $593,375)		$593,375

Total Investments (identified cost $106,897,507) — 93.6%		$141,762,545

Other Assets, Less Liabilities — 6.4%		$9,620,257

Net Assets — 100.0%		$151,382,802

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $15,437,422.

(2)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini Russell 2000 Index	19	Long	3/20/20	$1,587,070	$20,601

E-mini S&P 500 Index	37	Long	3/20/20	5,977,535	111,157

E-mini S&P MidCap 400 Index	5	Long	3/20/20	1,032,400	12,221

MSCI EAFE Index	23	Long	3/20/20	2,341,975	19,878

					$163,857

7	See Notes to Financial Statements.

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $106,897,507) - including $15,437,422 of securities on loan	$141,762,545

Receivable for variation margin on open futures contracts	29,015

Cash	9,996,506

Securities lending income receivable	2,657

Receivable from affiliate	13,879

Deposits at broker for futures contracts	429,600

Directors’ deferred compensation plan	30,166

Other assets	8,263

Total assets	$152,272,631

Liabilities

Payable for capital shares redeemed	$88,395

Deposits for securities loaned	593,375

Payable to affiliates:

Investment advisory fee	53,367

Administrative fee	15,248

Distribution and service fees	31,766

Sub-transfer agency fee	21

Directors’ deferred compensation plan	30,166

Accrued expenses	77,491

Total liabilities	$889,829

Net Assets	$151,382,802

Sources of Net Assets

Paid-in capital	$115,600,197

Distributable earnings	35,782,605

Total	$151,382,802

Class F

Net Assets	$151,382,802

Shares Outstanding	7,287,096

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.77

8	See Notes to Financial Statements.

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income	$3,417,340

Interest income	105,638

Securities lending income, net	48,757

Total investment income	$3,571,735

Expenses

Investment advisory fee	$647,893

Administrative fee	185,112

Distribution and service fees	385,651

Directors’ fees and expenses	9,068

Custodian fees	50,426

Transfer agency fees and expenses	849

Accounting fees	33,051

Professional fees	35,423

Reports to shareholders	5,636

Miscellaneous	13,002

Total expenses	$1,366,111

Waiver and/or reimbursement of expenses by affiliate	$(82,292)

Reimbursement of expenses - other	(3,459)

Net expenses	$1,280,360

Net investment income	$2,291,375

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$3,613,056

Futures contracts	(2,893,179)

Net realized gain	$719,877

Change in unrealized appreciation (depreciation):

Investment securities	$25,810,952

Futures contracts	(1,991,415)

Net change in unrealized appreciation (depreciation)	$23,819,537

Net realized and unrealized gain	$24,539,414

Net increase in net assets resulting from operations	$26,830,789

9	See Notes to Financial Statements.

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$2,291,375	$2,105,190

Net realized gain (loss)	719,877	(584,737)

Net change in unrealized appreciation (depreciation)	23,819,537	(13,670,021)

Net increase (decrease) in net assets from operations	$26,830,789	$(12,149,568)

Distributions to shareholders	$(2,046,756)	$(1,781,206)

Net increase (decrease) in net assets from capital share transactions	$(23,448,227)	$7,698,944

Net increase (decrease) in net assets	$1,335,806	$(6,231,830)

Net Assets

At beginning of year	$150,046,996	$156,278,826

At end of year	$151,382,802	$150,046,996

10	See Notes to Financial Statements.

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Financial Highlights

	Class F

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$17.67	$19.31	$16.70	$15.82	$16.60

Income (Loss) From Operations

Net investment income (1)	$0.29	$0.25	$0.23	$0.24	$0.23

Net realized and unrealized gain (loss)	3.08	(1.68)	2.59	0.64	(0.82)

Total income (loss) from operations	$3.37	$(1.43)	$2.82	$0.88	$(0.59)

Less Distributions

From net investment income	$(0.27)	$(0.21)	$(0.21)	$—	$(0.19)

From net realized gain	—	—	—	—	— (2)

Total distributions	$(0.27)	$(0.21)	$(0.21)	$—	$(0.19)

Net asset value — End of year	$20.77	$17.67	$19.31	$16.70	$15.82

Total Return (3)	19.22%	(7.50)%	16.92%	5.56%	(3.51)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$151,383	$150,047	$156,279	$128,460	$113,084

Ratios (as a percentage of average daily net assets): (4)(5)

Total expenses	0.89%	0.87%	0.87%	0.90%	0.86%

Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%

Net investment income	1.48%	1.32%	1.25%	1.48%	1.37%

Portfolio Turnover	7%	13%	7%	10%	17%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.005).

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(4)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5)	Amounts do not include the expenses of the Underlying Funds.

11	See Notes to Financial Statements.

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP Volatility Managed Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue growth potential and some current income, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class F shares.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$141,169,170	$—	$—	$141,169,170

Short-Term Investments	593,375	—	—	593,375

Total Investments	$141,762,545	$—	$—	$141,762,545

Futures Contracts	$163,857	$—	$—	$163,857

Total	$141,926,402	$—	$—	$141,926,402

12

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

C  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

D  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

E  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.42% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $647,893.

Ameritas Investment Partners, Inc. (AIP) and Milliman Financial Risk Management LLC provide sub-advisory services to the Fund pursuant to sub-advisory agreements with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.83% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $82,292.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $185,112.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $385,651 for Class F shares.

13

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $57 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $3,459, which are included in miscellaneous expense and reimbursement of expenses - other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, no expenses were incurred under the Servicing Plan.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $10,702,908 and $39,654,575, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$2,046,756	$1,781,206

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,223,197

Deferred capital losses	$(1,043,887)

Net unrealized appreciation	$34,603,295

At December 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $1,043,887 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2019, $1,043,887 are short-term.

14

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$107,159,250

Gross unrealized appreciation	$34,603,295

Gross unrealized depreciation	—

Net unrealized appreciation	$34,603,295

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$163,857	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$(2,893,179)	$(1,991,415)

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2019 was approximately $6,614,000 and $8,117,000, respectively.

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

15

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $15,437,422 and the total value of collateral received was $15,680,698, comprised of cash of $593,375 and U.S. government and/or agencies securities of $15,087,323.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Exchange-Traded Funds	$15,680,698	$—	$—	$—	$15,680,698

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class F

Shares sold	296,898	$5,709,104	780,219	$15,007,871

Reinvestment of distributions	107,951	2,046,756	90,785	1,781,206

Shares redeemed	(1,607,914)	(31,204,087)	(475,248)	(9,090,133)

Net increase (decrease)	(1,203,065)	$(23,448,227)	395,756	$7,698,944

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.

16

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Growth Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

17

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 6.85% qualifies for the corporate dividends received deduction.

18

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

19

Calvert

VP Volatility Managed Growth Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

20

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

21

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Advisers

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Milliman Financial Risk Management LLC

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24237    12.31.19

Calvert

VP Volatility Managed Moderate Growth Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP Volatility Managed Moderate Growth Portfolio

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

Virtually every U.S. and global equity index posted double-digit returns for the 12-month period ended December 31, 2019, making it a good year for stock investments. The period was also marked by strong performance across U.S. bond markets.

In January 2019, investors appeared to take a “glass is half full” approach. Although U.S. manufacturing output and business investment was weak — held back by slowing global growth and an on-again/off-again U.S.-China trade rift — low U.S. unemployment, strong consumer spending, and the easing of the federal funds rate by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment.

As a result, U.S. stocks started the year on a climb, and international stocks followed. The period was also notable for a dramatic turnaround in fixed-income markets as the rising interest-rate environment of 2018 gave way to falling interest-rate expectations in 2019 against the backdrop of multiple domestic and international uncertainties.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Downward pressure on interest rates and upward pressure on bond prices continued through most of the period propelled by lower-than-desired inflation, low European interest rates, and the U.S.-China trade conflict.

During the period, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index.

Overseas, the MSCI World Index, a measure of developed market equity securities, returned 27.67%. The MSCI EAFE Index of developed-market international equities returned 22.01%, and the MSCI Emerging Markets Index returned 18.42%.

On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 8.72%. The Bloomberg Barclays U.S. Corporate Bond Index, a measure of U.S. corporate investment-grade bonds, finished 2019 with a 14.54% return — its best calendar-year performance since 2009. High yield fixed-income securities also performed well with the ICE BofAML U.S. High Yield Index returning 14.41% during the period ended December 31, 2019.

Investment Strategy

Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) seeks to achieve its objectives by investing in exchange-traded funds (ETFs) representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. The Fund sets a targeted asset allocation and typical asset allocation range among equity and fixed-income ETFs. The subadvisor seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. The volatility-management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 18.56% for Class F shares at net asset value (NAV), outperforming its primary benchmark, the S&P 500 Daily Risk Control 10% Index (the Index), which returned 17.63% during the period.

Fund performance is also measured against a custom blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Index is used to capture the impact of the Fund’s volatility-management strategy. The Fund underperformed the Secondary Blended Benchmark, which returned 21.08% during the period.

The Fund outperformed the Index by 0.93% during the period. The Fund consists of multiple asset classes, while the Index consists of two components: the S&P 500® Index and cash. Furthermore, the Index allows for up to 50% leverage in an attempt to harvest market gains in periods of low volatility, such as during the fourth quarter of 2019. As a largely unlevered investment, the Fund underperformed in the fourth quarter relative to the Index, but outperformed in the first three quarters.

The Fund’s volatility-management strategy contributed negatively to performance relative to the Index. As the volatility-management strategy attempts to reduce the Fund’s exposure to equities during periods of elevated volatility, the Fund’s futures overlay is likely to result in losses during market recoveries, as the Fund typically unwinds defensive hedges gradually.

The Fund started the year with substantial hedges in place as a defensive reaction to the volatile decline in the fourth quarter of 2018. The Fund gradually returned to full equity allocation by early February 2019. Subsequently, the Fund re-engaged defensive hedges to a much smaller extent in August 2019, as a response to a brief period of market turmoil. In cumulative terms, the net detraction from derivative positions throughout the year was 1.06%, entirely attributable to the first month of the year.

The Fund underperformed the Secondary Blended Benchmark. Allocation to the technology sector, the best performing market sector, was a positive contributor while an overweight position in cash in lieu of investment-grade bonds was a detractor as bonds turned in one of their best periods in several years.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Performance

Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Adam Schenck, CFA, FRM and Maria Schiopu, CFA, each of Milliman Financial Risk Management LLC

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class F at NAV	04/30/2013	04/30/2013	18.56%	5.74%	5.95%

S&P 500 Daily Risk Control 10% Index	—	—	17.63%	8.99%	9.92%
Moderate Growth Portfolio Blended Benchmark	—	—	21.08	7.45	8.04

% Total Annual Operating Expense Ratios [4]					Class F

Gross					0.98%
Net					0.92

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Fund Profile

Asset Allocation (% of total investments)

Equity Exchange-Traded Funds	67.3%

Fixed-Income Exchange-Traded Funds	32.2

Short-Term Investments	0.5

Total	100.0%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P 500 Daily Risk Control 10% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 10%. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Bloomberg Barclays U.S. Aggregate Bond

Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 33% Bloomberg Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE Index, 4% ICE BofAML 3-Month U.S. Treasury Bill Index, and 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Fund profile subject to change due to active management.

5

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class F	$1,000.00	$1,068.10	$4.33	**	0.83%

Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.02	$4.23	**	0.83%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Schedule of Investments

Exchange-Traded Funds — 93.7%
Security	Shares	Value

Equity Exchange-Traded Funds — 63.4%

Financial Select Sector SPDR Fund	61,000	$1,877,580

iShares Core S&P Mid-Cap ETF	19,000	3,910,580

iShares Russell 2000 ETF (1)	21,000	3,479,070

iShares S&P 500 Growth ETF (1)	29,000	5,615,560

iShares S&P 500 Value ETF	37,000	4,813,330

iShares S&P Mid-Cap 400 Value ETF (1)	4,000	682,920

Vanguard FTSE Developed Markets ETF	241,000	10,618,460

Vanguard FTSE Emerging Markets ETF	36,000	1,600,920

Vanguard REIT ETF (1)	28,000	2,598,120

Vanguard S&P 500 ETF	72,000	21,297,600

		$56,494,140

Fixed-Income Exchange-Traded Funds — 30.3%

iShares Core U.S. Aggregate Bond ETF	157,000	$17,642,090

Vanguard Total Bond Market ETF	112,000	9,392,320

		$27,034,410

Total Exchange-Traded Funds (identified cost $67,412,079)		$83,528,550

Short-Term Investments — 0.4%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (2)	382,250	$382,250

Total Short-Term Investments (identified cost $382,250)		$382,250

Total Investments (identified cost $67,794,329) — 94.1%		$83,910,800

Other Assets, Less Liabilities — 5.9%		$5,269,933

Net Assets — 100.0%		$89,180,733

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Notes to Schedule of Investments

(1)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $4,145,691.

(2)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini Russell 2000 Index	10	Long	3/20/20	$835,300	$10,792

E-mini S&P 500 Index	20	Long	3/20/20	3,231,100	60,085

E-mini S&P MidCap 400 Index	3	Long	3/20/20	619,440	7,318

MSCI EAFE Index	12	Long	3/20/20	1,221,900	10,491

					$88,686

7	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $67,794,329) - including $4,145,691 of securities on loan	$83,910,800

Receivable for variation margin on open futures contracts	15,540

Cash	5,751,397

Receivable for capital shares sold	3,273

Securities lending income receivable	791

Receivable from affiliate	12,424

Deposits at broker for futures contracts	231,600

Directors’ deferred compensation plan	17,121

Other assets	4,756

Total assets	$89,947,702

Liabilities

Payable for investments purchased	$251,370

Payable for capital shares redeemed	1,774

Deposits for securities loaned	382,250

Payable to affiliates:

Investment advisory fee	31,564

Administrative fee	9,018

Distribution and service fees	18,788

Sub-transfer agency fee	58

Directors’ deferred compensation plan	17,121

Accrued expenses	55,026

Total liabilities	$766,969

Net Assets	$89,180,733

Sources of Net Assets

Paid-in capital	$70,934,516

Distributable earnings	18,246,217

Total	$89,180,733

Class F

Net Assets	$89,180,733

Shares Outstanding	4,501,486

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.81

8	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income	$2,004,646

Interest income	61,981

Securities lending income, net	20,587

Total investment income	$2,087,214

Expenses

Investment advisory fee	$366,654

Administrative fee	104,758

Distribution and service fees	218,246

Directors’ fees and expenses	5,165

Custodian fees	24,095

Transfer agency fees and expenses	983

Accounting fees	20,897

Professional fees	31,676

Reports to shareholders	10,251

Miscellaneous	9,112

Total expenses	$791,837

Waiver and/or reimbursement of expenses by affiliate	$(65,282)

Reimbursement of expenses - other	(1,978)

Net expenses	$724,577

Net investment income	$1,362,637

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$1,629,159

Futures contracts	(265,342)

Net realized gain	$1,363,817

Change in unrealized appreciation (depreciation):

Investment securities	$12,717,555

Futures contracts	(566,018)

Net change in unrealized appreciation (depreciation)	$12,151,537

Net realized and unrealized gain	$13,515,354

Net increase in net assets resulting from operations	$14,877,991

9	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$1,362,637	$1,281,410

Net realized gain	1,363,817	445,369

Net change in unrealized appreciation (depreciation)	12,151,537	(7,774,168)

Net increase (decrease) in net assets from operations	$14,877,991	$(6,047,389)

Distributions to shareholders	$(2,326,382)	$(2,393,411)

Net decrease in net assets from capital share transactions	$(6,715,494)	$(2,903,536)

Net increase (decrease) in net assets	$5,836,115	$(11,344,336)

Net Assets

At beginning of year	$83,344,618	$94,688,954

At end of year	$89,180,733	$83,344,618

10	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Financial Highlights

	Class F

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$17.18	$18.90	$16.69	$15.65	$16.20

Income (Loss) From Operations

Net investment income (1)	$0.29	$0.26	$0.23	$0.24	$0.24

Net realized and unrealized gain (loss)	2.86	(1.49)	2.19	0.82	(0.61)

Total income (loss) from operations	$3.15	$(1.23)	$2.42	$1.06	$(0.37)

Less Distributions

From net investment income	$(0.28)	$(0.23)	$(0.21)	$(0.02)	$(0.16)

From net realized gain	(0.24)	(0.26)	—	—	(0.02)

Total distributions	$(0.52)	$(0.49)	$(0.21)	$(0.02)	$(0.18)

Net asset value — End of year	$19.81	$17.18	$18.90	$16.69	$15.65

Total Return (2)	18.56%	(6.69)%	14.55%	6.78%	(2.29)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$89,181	$83,345	$94,689	$81,859	$64,310

Ratios (as a percentage of average daily net assets): (3)(4)

Total expenses	0.91%	0.89%	0.91%	0.94%	0.90%

Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%

Net investment income	1.56%	1.40%	1.29%	1.49%	1.48%

Portfolio Turnover	7%	14%	8%	6%	16%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(4)	Amounts do not include the expenses of the Underlying Funds.

11	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue a balance of current income and growth potential, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class F shares.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$83,528,550	$—	$—	$83,528,550

Short-Term Investments	382,250	—	—	382,250

Total Investments	$83,910,800	$—	$—	$83,910,800

Futures Contracts	$88,686	$—	$—	$88,686

Total	$83,999,486	$—	$—	$83,999,486

12

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

C  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

D  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

E  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.42% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $366,654.

Ameritas Investment Partners, Inc. (AIP) and Milliman Financial Risk Management LLC provide sub-advisory services to the Fund pursuant to sub-advisory agreements with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.83% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $65,282.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $104,758.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $218,246 for Class F shares.

13

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $123 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $1,978, which are included in miscellaneous expense and reimbursement of expenses - other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, no expenses were incurred under the Servicing Plan.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $5,931,266 and $15,584,950, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$1,253,634	$1,124,083

Long-term capital gains	$1,072,748	$1,269,328

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,333,664

Undistributed long-term capital gains	$921,278

Net unrealized appreciation	$15,991,275

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$67,919,525

Gross unrealized appreciation	$15,991,275

Gross unrealized depreciation	—

Net unrealized appreciation	$15,991,275

14

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

6  Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund use futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$88,686	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$(265,342)	$(566,018)

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2019 was approximately $4,831,000 and $2,206,000, respectively.

7  Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

At December 31, 2019, the total value of securities on loan was $4,145,691 and the total value of collateral received was $4,212,310, comprised of cash of $382,250 and U.S. government and/or agencies securities of $3,830,060.

15

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Securities Lending Transactions

Exchange-Traded Funds	$4,212,310	$—	$—	$—	$4,212,310

The carrying amount of the liability for deposits for securities loaned at December 31, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2019.

8  Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class F

Shares sold	119,457	$2,227,334	262,606	$4,913,488

Reinvestment of distributions	126,709	2,326,382	127,241	2,393,411

Shares redeemed	(596,765)	(11,269,210)	(547,958)	(10,210,435)

Net decrease	(350,599)	$(6,715,494)	(158,111)	$(2,903,536)

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.

16

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

17

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 5.79% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $921,533 or, if subsequently determined to be different, the net capital gain of such year.

18

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

19

Calvert

VP Volatility Managed Moderate Growth Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Directorships in the Last Five Years. Freddie Mac; Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

20

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

21

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Advisers

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Milliman Financial Risk Management LLC

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24235    12.31.19

Calvert

VP Volatility Managed Moderate Portfolio

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2019

Calvert

VP Volatility Managed Moderate Portfolio

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Management’s Discussion of Fund Performance 1

Economic and Market Conditions

Virtually every U.S. and global equity index posted double-digit returns for the 12-month period ended December 31, 2019, making it a good year for stock investments. The period was also marked by strong performance across U.S. bond markets.

In January 2019, investors appeared to take a “glass is half full” approach. Although U.S. manufacturing output and business investment was weak — held back by slowing global growth and an on-again/off-again U.S.-China trade rift — low U.S. unemployment, strong consumer spending, and the easing of the federal funds rate by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment.

As a result, U.S. stocks started the year on a climb, and international stocks followed. The period was also notable for a dramatic turnaround in fixed-income markets as the rising interest-rate environment of 2018 gave way to falling interest-rate expectations in 2019 against the backdrop of multiple domestic and international uncertainties.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Downward pressure on interest rates and upward pressure on bond prices continued through most of the period propelled by lower-than-desired inflation, low European interest rates, and the U.S.-China trade conflict.

During the period, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%.The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index.

Overseas, the MSCI World Index, a measure of developed market equity securities, returned 27.67%. The MSCI EAFE Index of developed-market international equities returned 22.01%, and the MSCI Emerging Markets Index returned 18.42%.

On the fixed-income side, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 8.72%. The Bloomberg Barclays U.S. Corporate Bond Index, a measure of U.S. corporate investment-grade bonds, finished 2019 with a 14.54% return — its best calendar-year performance since 2009. High yield fixed-income securities also performed well with the ICE BofAML U.S. High Yield Index returning 14.41% during the period ended December 31, 2019.

Investment Strategy

Calvert VP Volatility Managed Moderate Portfolio (the Fund) seeks to achieve its objectives by investing in exchange-traded funds (ETFs)

representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. The Fund sets a targeted asset allocation and typical asset allocation range among equity and fixed-income ETFs. The subadvisor seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. The volatility-management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs.

Fund Performance

For the 12-month period ended December 31, 2019, the Fund returned 17.02% for Class F shares at net asset value (NAV), outperforming its primary benchmark, the S&P 500 Daily Risk Control 7.5% Index (the Index), which returned 13.69% during the period.

Fund performance is also measured against a custom blended benchmark (the Secondary Blended Benchmark) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index. The Index is used to capture the impact of the Fund’s volatility-management strategy. The Fund underperformed the Secondary Blended Benchmark, which returned 18.04% during the period.

The Fund outperformed the Index by 3.33% during the period. The Fund consists of multiple asset classes, while the Index consists of two components: the S&P 500® Index and cash. Furthermore, the Index allows for up to 50% leverage in an attempt to harvest market gains in periods of low volatility, such as during the fourth quarter of 2019. As a largely unlevered investment, the Fund underperformed in the fourth quarter relative to the Index, but outperformed during the first three quarters.

The Fund’s volatility-management strategy contributed positively to performance relative to the Index. As the volatility-management strategy attempts to reduce the Fund’s exposure to equities during periods of elevated volatility, the Fund’s futures overlay is likely to result in losses during market recoveries, as the Fund typically unwinds defensive hedges gradually.

The Fund started the year with substantial hedges in place as a defensive reaction to the volatile decline in the fourth quarter of 2018. The Fund gradually returned to full equity allocation by late January 2019. Subsequently, the Fund’s strategy did not require re-engagement of defensive hedges for the remainder of the year. In cumulative terms, the net contribution from derivative positions throughout the year was 0.10%.

The Fund underperformed the Secondary Blended Benchmark. Allocation to the technology sector, the best performing market sector, was a positive contributor while an overweight position in cash in lieu of investment-grade bonds was a detractor, as bonds turned in one of their best periods in several years.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

2

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Performance

Portfolio Managers Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Adam Schenck, CFA, FRM and Maria Schiopu, CFA, each of Milliman Financial Risk Management LLC

% Average Annual Total Returns [2,3]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class F at NAV	04/30/2013	04/30/2013	17.02%	5.43%	5.45%

S&P 500 Daily Risk Control 7.5% Index	—	—	13.69%	6.97%	7.66%
Moderate Portfolio Blended Benchmark	—	—	18.04	6.43	6.79

% Total Annual Operating Expense Ratios [4]					Class F

Gross					0.97%
Net					0.91

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

3

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Fund Profile

Asset Allocation (% of total investments)

Equity Exchange-Traded Funds	51.0%

Fixed-Income Exchange-Traded Funds	49.0

Total	100.0%

See Endnotes and Additional Disclosures in this report.

4

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P 500 Daily Risk Control 7.5% Index is an unmanaged index of U.S. large-cap stocks with a volatility target of 7.5%. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofAML 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Moderate Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 48% Bloomberg Barclays U.S. Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% ICE BofAML 3-Month U.S. Treasury Bill Index, and 2% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

Fund profile subject to change due to active management.

5

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Fund Expenses

Example

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class F	$1,000.00	$1,060.20	$4.31	**	0.83%

Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.02	$4.23	**	0.83%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. Expenses shown do not include insurance-related charges. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated and/or unaffiliated funds.

**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Schedule of Investments

Exchange-Traded Funds — 94.2%
Security	Shares	Value

Equity Exchange-Traded Funds — 48.0%

Financial Select Sector SPDR Fund	59,000	$1,816,020

iShares Core S&P Mid-Cap ETF	16,000	3,293,120

iShares Russell 2000 ETF	17,000	2,816,390

iShares S&P 500 Growth ETF	22,000	4,260,080

iShares S&P 500 Value ETF	30,000	3,902,700

iShares S&P Mid-Cap 400 Value ETF	5,000	853,650

Vanguard FTSE Developed Markets ETF	225,000	9,913,500

Vanguard FTSE Emerging Markets ETF	38,000	1,689,860

Vanguard REIT ETF	23,000	2,134,170

Vanguard S&P 500 ETF	75,000	22,185,000

		$52,864,490

Security	Shares	Value

Fixed-Income Exchange-Traded Funds — 46.2%

iShares Core U.S. Aggregate Bond ETF	227,000	$25,507,990

Vanguard Total Bond Market ETF	302,000	25,325,720

		$50,833,710

Total Exchange-Traded Funds (identified cost $87,635,338)		$103,698,200

Total Investments (identified cost $87,635,338) — 94.2%		$103,698,200

Other Assets, Less Liabilities — 5.8%		$6,432,722

Net Assets — 100.0%		$110,130,922

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Equity Futures

E-mini Russell 2000 Index	12	Long	3/20/20	$1,002,360	$13,011

E-mini S&P 500 Index	29	Long	3/20/20	4,685,095	87,123

E-mini S&P MidCap 400 Index	4	Long	3/20/20	825,920	9,777

MSCI EAFE Index	18	Long	3/20/20	1,832,850	15,917

					$125,828

7	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investments in securities of unaffiliated issuers, at value (identified cost $87,635,338)	$103,698,200

Receivable for variation margin on open futures contracts	22,471

Cash	6,216,986

Receivable for capital shares sold	3,244

Securities lending income receivable	708

Receivable from affiliate	13,132

Deposits at broker for futures contracts	328,500

Directors’ deferred compensation plan	21,132

Other assets	5,914

Total assets	$110,310,287

Liabilities

Payable for capital shares redeemed	$20,813

Payable to affiliates:

Investment advisory fee	39,126

Administrative fee	11,179

Distribution and service fees	23,289

Sub-transfer agency fee	27

Directors’ deferred compensation plan	21,132

Accrued expenses	63,799

Total liabilities	$179,365

Net Assets	$110,130,922

Sources of Net Assets

Paid-in capital	$90,433,535

Distributable earnings	19,697,387

Total	$110,130,922

Class F

Net Assets	$110,130,922

Shares Outstanding	5,838,674

Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.86

8	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividend income	$2,577,288

Interest income	71,539

Securities lending income, net	17,333

Total investment income	$2,666,160

Expenses

Investment advisory fee	$454,617

Administrative fee	129,891

Distribution and service fees	270,606

Directors’ fees and expenses	6,405

Custodian fees	28,513

Transfer agency fees and expenses	952

Accounting fees	26,024

Professional fees	32,692

Reports to shareholders	10,501

Miscellaneous	10,272

Total expenses	$970,473

Waiver and/or reimbursement of expenses by affiliate	$(69,608)

Reimbursement of expenses - other	(2,455)

Net expenses	$898,410

Net investment income	$1,767,750

Realized and Unrealized Gain (Loss)

Net realized gain (loss):

Investment securities	$1,917,980

Futures contracts	383,873

Net realized gain	$2,301,853

Change in unrealized appreciation (depreciation):

Investment securities	$13,039,002

Futures contracts	(201,277)

Net change in unrealized appreciation (depreciation)	$12,837,725

Net realized and unrealized gain	$15,139,578

Net increase in net assets resulting from operations	$16,907,328

9	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations:

Net investment income	$1,767,750	$1,698,494

Net realized gain	2,301,853	471,294

Net change in unrealized appreciation (depreciation)	12,837,725	(8,544,603)

Net increase (decrease) in net assets from operations	$16,907,328	$(6,374,815)

Distributions to shareholders	$(2,410,264)	$(4,315,296)

Net decrease in net assets from capital share transactions	$(7,571,178)	$(4,582,374)

Net increase (decrease) in net assets	$6,925,886	$(15,272,485)

Net Assets

At beginning of year	$103,205,036	$118,477,521

At end of year	$110,130,922	$103,205,036

10	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Financial Highlights

	Class F

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$16.49	$18.18	$16.52	$15.50	$16.01

Income (Loss) From Operations

Net investment income (1)	$0.29	$0.27	$0.23	$0.24	$0.23

Net realized and unrealized gain (loss)	2.49	(1.26)	1.77	0.78	(0.42)

Total income (loss) from operations	$2.78	$(0.99)	$2.00	$1.02	$(0.19)

Less Distributions

From net investment income	$(0.28)	$(0.25)	$(0.23)	$— (2)	$(0.22)

From net realized gain	(0.13)	(0.45)	(0.11)	— (2)	(0.10)

Total distributions	$(0.41)	$(0.70)	$(0.34)	$— (2)	$(0.32)

Net asset value — End of year	$18.86	$16.49	$18.18	$16.52	$15.50

Total Return (3)	17.02%	(5.73)%	12.16%	6.61%	(1.22)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$110,131	$103,205	$118,478	$110,067	$96,245

Ratios (as a percentage of average daily net assets): (4)(5)

Total expenses	0.90%	0.89%	0.89%	0.90%	0.88%

Net expenses	0.83%	0.83%	0.83%	0.83%	0.83%

Net investment income	1.63%	1.51%	1.33%	1.48%	1.42%

Portfolio Turnover	6%	11%	9%	10%	21%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.005).

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(4)

Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(5)	Amounts do not include the expenses of the Underlying Funds.

11	See Notes to Financial Statements.

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Calvert VP Volatility Managed Moderate Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue current income and modest growth potential consistent with preservation of capital, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).

Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class F shares.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A  Investment Valuation — Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2019, based on the inputs used to value them:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Funds	$103,698,200	$—	$—	$103,698,200

Total Investments	$103,698,200	$—	$—	$103,698,200

Futures Contracts	$125,828	$—	$—	$125,828

Total	$103,824,028	$—	$—	$103,824,028

12

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Notes to Financial Statements — continued

B  Investment Transactions and Income — Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds are recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

C  Futures Contracts — The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

D  Distributions to Shareholders — Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

E  Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Federal Income Taxes — No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

2  Related Party Transactions

The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.42% of the Fund’s average daily net assets. For the year ended December 31, 2019, the investment advisory fee amounted to $454,617.

Ameritas Investment Partners, Inc. (AIP) and Milliman Financial Risk Management LLC provide sub-advisory services to the Fund pursuant to sub-advisory agreements with CRM. Sub-advisory fees are paid by CRM from its investment advisory fee.

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.83% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2020. For the year ended December 31, 2019, CRM waived or reimbursed expenses of $69,608.

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, CRM was paid administrative fees of $129,891.

The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2019 amounted to $270,606 for Class F shares.

13

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $91 and are included in transfer agency fees and expenses on the Statement of Operations.

Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $142,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $20,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2019, the Fund’s allocated portion of such expense and reimbursement was $2,455, which are included in miscellaneous expense and reimbursement of expenses - other, respectively, on the Statement of Operations.

3  Shareholder Servicing Plan

The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2019, no expenses were incurred under the Servicing Plan.

4  Investment Activity

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,089,627 and $15,649,499, respectively.

5  Distributions to Shareholders and Income Tax Information

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$1,673,566	$2,102,260

Long-term capital gains	$736,698	$2,213,036

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,948,894

Undistributed long-term capital gains	$2,079,116

Net unrealized appreciation	$15,669,377

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$88,028,823

Gross unrealized appreciation	$15,669,377

Gross unrealized depreciation	—

Net unrealized appreciation	$15,669,377

14

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Notes to Financial Statements — continued

6   Financial Instruments

A summary of futures contracts outstanding at December 31, 2019 is included in the Schedule of Investments. During the year ended December 31, 2019, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.

At December 31, 2019, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities

Futures contracts	Distributable earnings	$125,828	(1)	$—

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Change in unrealized appreciation (depreciation) on futures contracts

Futures contracts	$383,873	$(201,277)

The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2019 was approximately $6,784,000 and $1,644,000, respectively.

7   Securities Lending

To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.

The Fund did not have any securities on loan at December 31, 2019.

8   Line of Credit

Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

15

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.

The Fund had no borrowings pursuant to its lines of credit during the year ended December 31, 2019.

9  Capital Shares

The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.

Transactions in capital shares for the years ended December 31, 2019 and December 31, 2018 were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Class F

Shares sold	59,653	$1,048,610	113,620	$2,049,417

Reinvestment of distributions	135,713	2,410,264	243,252	4,315,296

Shares redeemed	(614,232)	(11,030,052)	(615,999)	(10,947,087)

Net decrease	(418,866)	$(7,571,178)	(259,127)	$(4,582,374)

At December 31, 2019, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.

16

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Calvert Variable Products, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Portfolio (the Fund), a series of Calvert Variable Products, Inc., including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Calvert Funds since 2002.

Philadelphia, Pennsylvania

February 19, 2020

17

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 20.16% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $2,079,429 or, if subsequently determined to be different, the net capital gain of such year.

18

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director

John H. Streur(1) 1960	Director and President	2015

President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015-December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015-April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors

Richard L. Baird, Jr. 1948	Director	2016

Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.

Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)

Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).

Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016

Former Chair of the U.S. Equal Employment Opportunity Commission.

Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2016

President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).

Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016

Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999-September 2014).

Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

19

Calvert

VP Volatility Managed Moderate Portfolio

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Independent Directors (continued)

Anthony A. Williams 1951	Director	2016

CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for King and Spalding LLP (September 2015 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).

Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).

Maureen A. Gemma(3) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 159 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

20

Calvert Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

21

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Investment Adviser and Administrator

Calvert Research and Management

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

Investment Sub-Advisers

Ameritas Investment Partners, Inc.

5945 R Street

Lincoln, NE 68505

Milliman Financial Risk Management LLC

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Offices

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.

24233    12.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2018 and December 31, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/18	%*	12/31/19	%*
Audit Fees	$180,007	0%	$200,850	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$31,950	0%	$34,650	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$211,957	0%	$235,500	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/18		Fiscal Year ended 12/31/19
$	%*	$	%*
$31,950	0%	$34,650	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2020

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2020